   As filed with the Securities and Exchange Commission on September 29, 2000


                            Registration No. 2-75677
                            ========================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                 REGISTRATION STATEMENT UNDER THE SECURITIES                 [X]
                                   ACT OF 1933

                        PRE-EFFECTIVE AMENDMENT NO. _                        [ ]

                       POST-EFFECTIVE AMENDMENT NO. 52                       [X]
                                     and/or


             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY             [X]
                                   ACT OF 1940


                                AMENDMENT NO. 53                             [X]



                                 WESTCORE TRUST
               (Exact Name of Registrant as Specified in Charter)

                             370 Seventeenth Street
                                   Suite 3100
                             Denver, Colorado 80202

                  Registrant's Telephone Number: (303) 623-2577

                             W. BRUCE McCONNEL, III
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     [ ]   immediately upon filing pursuant to paragraph (b)

     [ ]   on (date) pursuant to paragraph (b)


     [X]   60 days after filing pursuant to paragraph (a)(1)

     [ ]   on October 1, pursuant to paragraph (a)(1)


     [ ]   75 days after filing pursuant to paragraph (a)(2)

     [ ]   on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Title of Securities being registered: Shares of Beneficial Interest.

     The Prospectus and Statement of Additional Information for the Cash Reserve Fund is incorporated by reference to Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 14, 1995.

[FRONT COVER]




                                 [MOUNTAIN LOGO]



                                 WESTCORE FUNDS



                         EQUITY & BOND FUNDS PROSPECTUS



                       [Photograph of mountain and trees]



                                 October 1, 2000




            WESTCORE EQUITY FUNDS



                Westcore MIDCO Growth Fund
           Westcore Growth and Income Fund
            Westcore Small-Cap Growth Fund
                      Westcore Select Fund
      Westcore International Frontier Fund
        Westcore International Select Fund
                   Westcore Blue Chip Fund
         Westcore Mid-Cap Opportunity Fund
       Westcore Small-Cap Opportunity Fund







            WESTCORE BOND FUNDS




    Westcore Flexible Income Fund
          Westcore Plus Bond Fund
Westcore Colorado Tax-Exempt Fund






                   -------------------------------------------------------------
                   Westcore Funds are managed by Denver Investment Advisors LLC.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUNDS' SHARES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

Table of Contents


                                                                                       PAGES
Risk/Return Summary........................................................................1
Westcore Equity Funds......................................................................1
Westcore Bond Funds........................................................................8
Bar Charts and Performance Tables.........................................................12
Fees and Expenses of the Funds............................................................21
Types of Investment Risk..................................................................24
How to Invest and Obtain Information......................................................38
How to Contact Westcore Funds.............................................................38
Purchasing Shares.........................................................................39
Exchanging Shares.........................................................................42
Redeeming Shares..........................................................................44
Additional Information on Telephone and Online Service....................................46
General Account Policies..................................................................47
Distributions and Taxes...................................................................52
Management of the Funds...................................................................56
Financial Highlights......................................................................60
Appendix A...............................................................................A-1
Prior Performance of Investment Adviser for Growth and Income Management Style...........A-1
Prior Performance of Investment Adviser for Core Plus Bond Management Style..............A-4
Appendix B...............................................................................B-1
Bond Rating Categories...................................................................B-1
--------------------------------------------------------------------------------------------

Risk/Return Summary

WESTCORE EQUITY FUNDS

    THE WESTCORE EQUITY FUNDS are designed for long-term investors seeking capital appreciation who can tolerate the risks associated with investments in common stocks.

WHAT ARE THE INVESTMENT OBJECTIVES OF THE WESTCORE EQUITY FUNDS?

WESTCORE GROWTH FUNDS:

    o WESTCORE MIDCO GROWTH FUND - long-term capital appreciation by investing primarily in medium-sized growth companies.

    o WESTCORE GROWTH AND INCOME FUND - long-term total return by investing in equity securities selected for their growth potential and income-producing abilities.


    o WESTCORE SMALL-CAP GROWTH FUND - long-term growth of capital primarily through investments in small companies with growth potential.



    o WESTCORE SELECT FUND - long-term growth of capital primarily through investments in companies of any size selected for their growth potential.



WESTCORE INTERNATIONAL GROWTH FUNDS:



    o WESTCORE INTERNATIONAL FRONTIER FUND - long-term growth of capital primarily through investments in international, small-cap growth companies.


    o WESTCORE INTERNATIONAL SELECT FUND - long-term growth of capital primarily through investments in international companies of any size selected for their growth potential.


WESTCORE VALUE FUNDS:

    o WESTCORE BLUE CHIP FUND - long-term total return by investing in stocks of large, well-established companies whose stocks appear to be undervalued.

    o WESTCORE MID-CAP OPPORTUNITY FUND - long-term capital appreciation by investing primarily in medium-sized companies whose stocks appear to be undervalued.

    o WESTCORE SMALL-CAP OPPORTUNITY FUND - long-term capital appreciation primarily through investments in companies with small capitalizations whose stocks appear to be undervalued.



Upon notice to shareholders, each Fund's investment objective may be changed by the Trust's Board of Trustees without the approval of shareholders.

WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE WESTCORE EQUITY FUNDS?

    WESTCORE GROWTH FUNDS: emphasize investments in companies that have the potential to grow their earnings faster than the general economy.

    The portfolio managers of the Growth Funds perform intensive research to identify companies in businesses and economic sectors with attractive growth prospects. To identify attractive stocks, the portfolio managers study a company's business by analyzing its financial information, industry, markets and competitors, frequently visiting their operations and/or interviewing management. Generally, a company is considered for a Fund if the portfolio managers believe the company's management team has the ability to execute their business plans and increase market share with innovative products or services, strong balance sheets and/or the access to money to finance their growth. Stocks may be sold when conditions have changed and the company's prospects are no longer attractive. If the portfolio manager is unable to find investments with above average revenue and earnings growth potential, a significant portion of the Fund's assets may be in cash or similar investments.


    In addition, the portfolio manager and his team of analysts for the INTERNATIONAL GROWTH FUNDS utilize a consistent approach to seek companies outside the U.S. that are growing faster than the country in which they are located, faster than the industry in which they participate, and ideally faster than they have historically. They also seek to pay reasonable prices for these rapidly growing businesses whenever possible. They build their portfolios one company at a time, regardless of where they are located. They are not constrained by regional, country or industry allocation models that might force them to invest in companies they believe are less attractive.



    WESTCORE MIDCO GROWTH FUND invests primarily in the common stock of medium-sized companies. Medium-sized companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. These companies may also have better opportunities for growth than larger companies by increasing their shares of the markets they serve.


    Under normal circumstances, the Fund invests at least 65% of its assets in common stocks of companies whose market capitalizations, at the time of purchase, are between $500 million and $14 billion.


    WESTCORE GROWTH AND INCOME FUND invests primarily in the common stock of large- and medium-sized companies. The Fund considers large and medium-sized companies to be companies with market capitalizations of $500 million and above at the time of purchase. The Fund may invest up to 25% of its total assets in bonds convertible into common stock, which provide greater income while maintaining similar characteristics of common stocks. This Fund is designed to outperform the total return of the S&P 500 Index while seeking comparable dividend levels and risk.



    WESTCORE SMALL-CAP GROWTH FUND invests primarily in the common stock of small companies which appear to have above average revenue and earnings growth potential. This includes, but is not limited to, Initial Public Offerings ("IPO"), a corporation's first offering of stock to the public. Small companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. Small company stocks may have higher return/risk potential than larger company stocks.



    Under normal market conditions at least 65% of the value of this Fund's total assets is invested in companies with market capitalizations of $3 billion or less at the time of purchase.

    WESTCORE SELECT FUND invests primarily in common stock of a limited number of companies of any size, with an emphasis on larger companies. The portfolio manager looks for companies in attractive industries with above average revenue and earnings growth opportunities. The Fund normally invests in a core group of 20 to 35 common stocks.


    The Westcore Select Fund portfolio manager believes that investment returns are more important than limiting portfolio turnover. This may result in higher short-term capital gains and higher brokerage commissions and other transaction costs, which could reduce the Fund's net returns. Prospective investors should carefully consider whether to invest through taxable or tax-deferred accounts.



    WESTCORE INTERNATIONAL FRONTIER FUND invests primarily in equity securities of international companies with market capitalizations of $1.5 billion or less at the time of purchase that appear to have above average revenue and earnings growth potential. Under normal circumstances, the Fund invests at least 65% of its assets in common stocks of foreign companies in at least three different developed countries. In addition, the Fund may invest in larger foreign companies or in U.S.-based companies if, in our opinion, they represent better prospects for long-term growth than smaller foreign companies or than foreign companies generally.



    WESTCORE INTERNATIONAL SELECT FUND invests primarily in a limited number of equity securities of international companies of any size. The portfolio manager looks for companies in attractive industries with above average revenue and earnings growth opportunities. Under normal market conditions the Fund invests at least 65% of the value of its total assets in a core group of 20 to 35 common stocks in at least three different countries, either developed or emerging markets. In addition, the Fund may invest in U.S.-based companies if, in our opinion, they represent better prospects for long-term growth than foreign companies.



    The WESTCORE INTERNATIONAL FRONTIER and INTERNATIONAL SELECT FUNDS consider foreign companies to include those domiciled outside the United States or with the principal trading market of their securities outside the United States. For purposes of determining the countries in which the Funds invest, the Funds consider developed countries to include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Funds consider emerging market countries to be those countries not listed as developed countries above.



    These Funds may enter into foreign currency exchange transactions from time to time to hedge the risks of fluctuations in foreign currencies.



    WESTCORE VALUE FUNDS: emphasize investments in companies that are undervalued and have improving business prospects due to strong company and industry dynamics.



    As the first step in identifying stocks for purchase, the portfolio managers use a proprietary computer model to find stocks that appear to be undervalued based on traditional measures such as price-to-earnings, price-to-book value and price-to-cash flow ratios. The model also incorporates positive earnings and stock price momentum in order to assist the portfolio managers in the timing of buy decisions. The second step in the process involves fundamental research of companies in order to evaluate their business model, products and management. Particular attention is paid to identifying a catalyst for unleashing the value in a stock. A Value Fund may sell a stock when the model indicates it is no longer undervalued or its fundamental business prospects change. If the portfolio manager is unable to find investments that appear to be undervalued with a catalyst to unleash the value of the stock, a significant portion of the Fund's assets may be in cash or similar investments. The following describes our Value Funds, which execute this strategy for the large-, medium- and small-company universes.

    WESTCORE BLUE CHIP FUND invests in approximately 50 large, well-established companies whose stocks appear to be undervalued. Large companies may benefit from attributes such as market dominance, substantial financial resources and the opportunity to be global leaders in their industries. These characteristics may result in increased stability for the company and a lower-risk investment for the Fund than smaller companies.



    WESTCORE MID-CAP OPPORTUNITY FUND invests primarily in medium-sized companies whose stocks appear to be undervalued. Medium-sized companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. These companies may also have better opportunities for growth than larger companies by increasing their shares of the markets they serve.


    Under normal market conditions, at least 65% of the value of this Fund's total assets is invested in companies with market capitalizations of $500 million to $14 billion at the time of purchase.


    WESTCORE SMALL-CAP OPPORTUNITY FUND invests primarily in small companies with unrecognized potential whose stocks appear to be undervalued. Small companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. Small company stocks may have higher return/risk potential than larger company stocks.



    Under normal market conditions, at least 65% of the value of this Fund's total assets is invested in companies with market capitalizations of $3 billion or less at the time of purchase.


    WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE WESTCORE EQUITY FUNDS?


    As with any equity fund, the value of your investment will fluctuate over short, or even extended periods of time in response to overall movements in the stock market (MARKET RISK). In addition, each of the Equity Funds is subject to the additional risk that the particular types of stocks held by the Fund will underperform other stocks and may decline in value (MANAGEMENT RISK). Therefore, you could lose money by investing in the Equity Funds.



    WESTCORE INTERNATIONAL FRONTIER AND WESTCORE INTERNATIONAL SELECT FUNDS' exposure to foreign markets can regularly affect the net asset value (NAV) and total return of the Fund due to fluctuations in currency exchange rates or changing political or economic conditions in a particular country (FOREIGN
RISK). Emerging market securities are particularly subject to foreign risks. Therefore, the value of these Funds may be more volatile than equity funds investing only in domestic companies.



    These Funds may use a variety of currency hedging techniques to manage the exchange rate component of foreign risk. The manager believes the use of these techniques will benefit the Funds, however the Funds' performance could be worse if the manager's judgement proves incorrect.



    WESTCORE SMALL-CAP GROWTH, WESTCORE INTERNATIONAL FRONTIER AND WESTCORE SMALL-CAP OPPORTUNITY FUNDS are subject to the additional risk that the stocks of smaller and newer issuers can be more volatile due to lack of financial resources, product diversification and competitive strengths of larger companies (SMALL COMPANY RISK). Therefore, the value of these Funds may be more volatile.



    WESTCORE SELECT AND WESTCORE INTERNATIONAL SELECT FUNDS are non-diversified. This means they may from time to time invest in fewer companies than diversified funds. These companies may react similarly to certain negative market or industry conditions. Also the appreciation or depreciation of a single stock may have a greater impact on net asset value than if the Fund held a greater number of issues (NON-DIVERSIFICATION RISK). Therefore, the value of these Funds may be more volatile than funds which hold a greater number of issuers.



    The Westcore Equity Funds, but predominantly WESTCORE GROWTH AND INCOME, WESTCORE SMALL-CAP GROWTH, WESTCORE SELECT, WESTCORE INTERNATIONAL FRONTIER, WESTCORE INTERNATIONAL SELECT AND WESTCORE MID-CAP OPPORTUNITY FUNDS currently participate in the initial public offering (IPO) market. A significant portion of the Funds' returns may be attributable to its investments in IPOs. If the Funds have a smaller asset base, IPOs may have a magnified impact. As the Funds' assets grow, it is probable that the effect of the Funds' investments in IPOs on its total returns will decline, which may reduce the Funds' total returns. In addition, IPO shares, in particular, are subject to market risk and may be difficult or impossible to sell at the time and price that the Fund would like (LIQUIDITY RISK). The price of IPO shares can be volatile, due to factors including the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited investor information (IPO
RISK). The purchase of IPO shares may involve higher transaction costs.


    An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WESTCORE BOND FUNDS


    THE WESTCORE BOND FUNDS are designed for long-term investors seeking current income who can tolerate the risks associated with investing in bonds.


WHAT ARE THE INVESTMENT OBJECTIVES OF THE WESTCORE BOND FUNDS?


    o WESTCORE FLEXIBLE INCOME FUND (FORMERLY LONG-TERM BOND FUND) - long-term total rate of return, primarily through investments in bonds, and to a lesser extent through convertible securities and high-yielding equities consistent with preservation of capital.



    o WESTCORE PLUS BOND FUND (FORMERLY INTERMEDIATE-TERM BOND FUND) - long-term total rate of return, consistent with preservation of capital, by investing primarily in investment-grade bonds of varying maturities.


    o WESTCORE COLORADO TAX-EXEMPT FUND - income exempt from both federal and Colorado state personal income taxes by emphasizing insured Colorado municipal bonds with intermediate maturities.

    Upon notice to shareholders, each Fund's investment objective may be changed by the Trust's Board of Trustees without the approval of shareholders.

WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE WESTCORE BOND FUNDS?


    WESTCORE FLEXIBLE INCOME FUND invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. Under normal market conditions, the Fund will invest at least 80% of its assets in income-producing securities. The Fund may own an unlimited amount of high-yield/high-risk bonds and securities denominated in foreign currencies.

    WESTCORE PLUS BOND FUND invests primarily in investment-grade debt securities - those rated in the top four rating categories by nationally recognized rating agencies such as Moody's or Standard and Poor's. Under normal market conditions, the Fund will invest at least 65% of its assets in fixed income securities of varying maturities. The dollar-weighted average quality is expected to be "Baa" or better. A "Baa" rating typically is the lowest of the four investment-grade categories, and includes medium-grade bonds where interest and principal payments appear adequate presently, but certain protective elements may be lacking or may be unreliable over any great length of time. Westcore Plus Bond Fund maintains an average dollar-weighted maturity of between 4 and 10 years. The Fund may invest up to 25% of its assets in high-yield/high-risk bonds and up to 10% in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.



The Funds emphasize corporate bonds, which may generate more income than government securities. Corporate bonds also provide opportunities for the portfolio manager and analysts' research to identify companies with stable or improving credit characteristics, which may result in price appreciation. In addition, the Funds invest in other securities, including debt issued by REITs and mortgage-backed and asset-backed bonds, which may also offer higher interest yield than government bonds. The attractiveness of REIT debt and corporate, mortgage- and asset-backed bonds relative to government bonds is monitored to determine the target weightings for each sector. The combination of valuation and a disciplined credit research process is the basis for buy/sell decisions.


    WESTCORE COLORADO TAX-EXEMPT FUND invests at least 80% of its assets in bonds issued by or on behalf of the state of Colorado ("Colorado Obligations"), other states, territories and possessions of the United States, the District of Columbia and their respective authorities, instrumentalities and political subdivisions ("Tax-Exempt Obligations"). The Fund normally will invest at least 65% of its total assets in Colorado Obligations. The Fund maintains an average dollar-weighted maturity of between 7 and 10 years.

    The investment adviser invests in Colorado municipal bonds that are rated in one of the three highest investment-grade categories at the time of purchase by one or more rating agencies. The Fund may invest up to 10% of its total assets in Colorado municipal bonds rated at the time of purchase in the fourth highest investment-grade category. The fourth category is the lowest investment-grade category, and these obligations have speculative characteristics. The Fund may invest in unrated bonds if the portfolio manager determines they are comparable in quality to instruments that meet the Fund's rating requirements.

    The portfolio manager's strategy emphasizes quality. To fully understand the issuers' ability to generate revenues or levy taxes in order to meet their obligations, the portfolio manager and a team of analysts researches the financial condition of various counties, public projects, school districts and taxing authorities whose bonds the Fund owns or may purchase. The Fund holds bonds from all areas of the state to reduce the risk to the portfolio of any one local economy that is suffering. The portfolio manager enhances the quality of the Fund by investing at least 75% of the assets in bonds where the risk of interest and principal payment default is protected by a third-party insurer.

ALL WESTCORE BOND FUNDS


    If the rating on an obligation held by a Fund is reduced below the Fund's rating requirements, the investment adviser will sell the obligation if and when the investment adviser determines it is in the Fund's best interest to do so.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE WESTCORE BOND FUNDS?


    Although bond funds may fluctuate less in value than equity funds, bond fund returns and yields will vary. Therefore, you could lose money by investing in the Bond Funds.



    A principal risk of investing in bond funds is that the value of these securities will fall if interest rates rise (INTEREST RATE RISK). Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Fund's net asset value (NAV) will likewise decrease. Another principal risk associated with bond funds is CREDIT RISK, which is the risk that an issuer will be unable to make principal and interest payments when due. Corporate bonds are generally subject to higher levels of credit risk than government bonds.


    A general decline in interest rates may result in prepayments of certain obligations the Funds will acquire. These prepayments may require the Fund to reinvest at a lower rate of return. They may also reduce the Fund's share price, because the value of those securities may depreciate or may not appreciate as rapidly as debt securities, which cannot be prepaid.


    WESTCORE FLEXIBLE INCOME and PLUS BOND FUNDS are subject to additional risks in that each may invest in high-yield/high-risk bonds (commonly referred to as "junk" bonds). These are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's or are unrated and determined to be of comparable quality by the Adviser, and may include bonds that are already in default. Lower quality bonds may be more difficult or impossible to sell at the time and price that a Fund would like, making these Funds subject to greater levels of LIQUIDITY RISK than funds that do not invest in such securities. In addition, lower quality bonds may also make these Funds subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, there may be less of a market for these securities, which could make it harder to sell them at an acceptable price. This type of investment is therefore subject to higher volatility in prices which can result in a corresponding high volatility in the value of these Funds' NAV.



    WESTCORE FLEXIBLE INCOME and PLUS BOND FUNDS' exposure to foreign markets can regularly affect the net asset value (NAV) and total return of these Funds due to fluctuations in currency exchange rates or changing political or economic conditions in a particular country (FOREIGN RISK). Emerging market securities are particularly subject to foreign risks. Therefore, the value of these Funds may be more volatile than bond funds investing only in domestic companies. The Funds may use a variety of currency-hedging techniques to manage the exchange rate component of foreign risk. The manager believes the use of these techniques will benefit the Funds, however, the Funds' performance could be worse if the manager's judgement proves incorrect.



    WESTCORE COLORADO TAX-EXEMPT FUND is subject to the additional risk that it concentrates its investments in instruments issued by or on behalf of the state of Colorado (STATE SPECIFIC RISK). Due to the level of investment in municipal obligations issued by the state of Colorado and its political subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the state of Colorado. Therefore, an investment in the Fund may be riskier than an investment in other types of municipal bond funds. Also, the Fund's performance may be dependent upon fewer securities than is the case with a less concentrated portfolio, such as a national tax-exempt fund. The Westcore Colorado Tax-Exempt Fund is not diversified.

    An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

BAR CHARTS AND PERFORMANCE TABLES

    The bar charts and tables on the following pages provide an indication of the risk of investing in the Funds by showing changes in the Funds' performance from year to year and by showing how the Funds' average annual returns for one, five and ten years compare with those of a widely recognized, unmanaged index of common stock or bond prices, as appropriate. The bar charts and performance tables assume reinvestment of dividends and distributions. The Funds' past performance does not necessarily indicate how they will perform in the future.


    No performance is shown for Westcore Small-Cap Growth, Select, International Frontier and International Select Funds, since they have been in operation for less than one full calendar year.

                           WESTCORE MIDCO GROWTH FUND

                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)
--------------------------------------------------------------------------------


                WESTCORE MIDCO GROWTH FUND - CALENDAR YEAR TOTAL
                            RETURNS AS OF 12/31(%)


[bar chart goes here]


----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   1990        1991        1992        1993        1994        1995        1996        1997        1998        1999
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   4.42        67.04       6.45        17.47      (1.01)       27.42       16.99       14.89       10.40       59.31
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------





YEAR-TO-DATE RETURN for the period ended June 30, 2000 was 0.20%.



BEST QUARTER:     Q4 '99    51.08%    Worst Quarter:   Q3 '98    (18.75%)



 THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999
================================================================================


                                            1 YEAR       5 YEARS       10 YEARS        SINCE INCEPTION
                                                                                       (AUGUST 1, 1986)
WESTCORE MIDCO GROWTH FUND                  59.31%        24.66%        20.58%              18.08%

RUSSELL MIDCAP GROWTH INDEX                 51.29%        28.02%        18.96%              17.42%




The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000 Index and represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization. The Russell Midcap Growth Index figures do not reflect any fees or expenses. Investors cannot invest directly in the index.


================================================================================

                         WESTCORE GROWTH AND INCOME FUND

                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)
--------------------------------------------------------------------------------


               WESTCORE GROWTH AND INCOME FUND CALENDAR YEAR TOTAL
                            RETURNS AS OF 12/31(%)


[bar chart goes here]


----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   1990        1991        1992        1993        1994        1995        1996        1997        1998        1999
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  (2.80)      31.21        4.96       11.33       (8.39)       22.45       23.25       27.25       6.63        46.16
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------




YEAR-TO-DATE RETURN for the period ended June 30, 2000 was 6.87%.



BEST QUARTER:     Q4 '99     40.88%  Worst Quarter:    Q3 '98   (16.81%)



 THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999
================================================================================


                                            1 YEAR       5 YEARS       10 YEARS        SINCE INCEPTION
                                                                                        (JUNE 1, 1988)
WESTCORE GROWTH AND INCOME FUND             46.16%        24.50%        15.11%              15.32%

S&P 500 INDEX                               21.04%        28.55%        18.22%              19.12%



The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P 500 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.



================================================================================

                             WESTCORE BLUE CHIP FUND

                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31 (%)
--------------------------------------------------------------------------------


                           WESTCORE BLUE CHIP FUND
                  CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)


[bar chart goes here]


----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   1990        1991        1992        1993        1994        1995        1996        1997        1998        1999
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  (0.26)       34.48       2.04        12.43       0.36        36.43       21.24       30.92       17.88       4.98
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------




YEAR-TO-DATE RETURN for the period ended June 30, 2000 was (3.15)%.



BEST QUARTER:     Q4 '98     20.31%  Worst Quarter:    Q3 '90     (15.63)%



 THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999
================================================================================


                                            1 YEAR       5 YEARS       10 YEARS        SINCE INCEPTION
                                                                                        (JUNE 1, 1988)
WESTCORE BLUE CHIP FUND                      4.98%        21.78%        15.17%              14.75%

S&P 500 INDEX                               21.04%        28.55%        18.22%              19.12%



The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P 500 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.


================================================================================

                        WESTCORE MID-CAP OPPORTUNITY FUND

                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)
--------------------------------------------------------------------------------


                        WESTCORE MID-CAP OPPORTUNITY FUND
                  CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)


[bar chart goes here]



----------
   1999
----------
  18.20
----------




YEAR-TO-DATE RETURN for the period ended June 30, 2000 was 7.91%.



BEST QUARTER:     Q4 '99     28.63%  Worst Quarter:    Q3 '99   (8.27)%



 THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999
================================================================================


                                            1 YEAR         SINCE INCEPTION
                                                          (OCTOBER 1, 1998)
WESTCORE MID-CAP OPPORTUNITY FUND           18.20%              26.15%

RUSSELL MIDCAP INDEX                        18.23%              30.89%




The Russell Midcap Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index, is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization. The Russell Midcap Index figures do not reflect any fees or expenses. Investors cannot invest directly in this Index.




================================================================================

                       WESTCORE SMALL-CAP OPPORTUNITY FUND


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)
--------------------------------------------------------------------------------


                       WESTCORE SMALL-CAP OPPORTUNITY FUND
                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)



[bar chart goes here]


----------  ----------  ----------  ----------  ----------  ----------
   1994        1995        1996        1997        1998        1999
----------  ----------  ----------  ----------  ----------  ----------
   0.33       29.48       25.58       27.78       (5.73)      (7.82)
----------  ----------  ----------  ----------  ----------  ----------







YEAR-TO-DATE RETURN for the period ended June 30, 2000 was 3.88%.



BEST QUARTER:     Q3 '97     15.95%  Worst Quarter:    Q3 '98   (20.56)%



 THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999
================================================================================


                                            1 YEAR       5 YEARS         SINCE INCEPTION
                                                                       (DECEMBER 28, 1993)
WESTCORE SMALL-CAP OPPORTUNITY FUND         (7.82)%       12.54%              10.39%

RUSSELL 2000 INDEX                          21.26%        16.69%              13.38%




The Russell 2000 Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as an index that accurately reflects the universe of small capitalization stocks. The Russell 2000 Index figures do not reflect any fees or expenses. Investors cannot invest directly in this Index.




================================================================================

                          WESTCORE FLEXIBLE INCOME FUND


                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)
--------------------------------------------------------------------------------


                          WESTCORE FLEXIBLE INCOME FUND
                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)


[bar chart goes here]


----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   1990        1991        1992        1993        1994        1995        1996        1997        1998        1999
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   5.14       19.44        8.93        15.92      (7.13)       26.69       0.74       13.95        10.21      (7.89)
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------




YEAR-TO-DATE RETURN for the period ended June 30, 2000 was 5.93%.



BEST QUARTER:     Q2 '95     9.54%  Worst Quarter:     Q1 '96   (5.04)%



 THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999
================================================================================


                                            1 YEAR       5 YEARS       10 YEARS        SINCE INCEPTION
                                                                                        (JUNE 1, 1988)
WESTCORE FLEXIBLE INCOME FUND               (7.89)%      8.10%         8.07%               8.84%

LEHMAN BROTHERS AGGREGATE BOND INDEX        (0.83)%      7.73%         7.69%               8.34%

LEHMAN BROTHERS LONG-TERM                   (7.65)%      8.99%         8.65%               9.67%
GOVERNMENT/CREDIT BOND INDEX




The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market-value-weighted index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. The Lehman Brothers Aggregate Bond Index figures do not reflect any fees or expenses. Investors cannot invest directly in this Index.




================================================================================

The Lehman Brothers Long-Term Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasury issues, publicly issued debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible investment-grade corporate debt. The Index includes bonds with maturities of ten years or longer. The Lehman Brothers Long-Term Government/Credit Bond Index figures do not reflect any fees or expenses. Investors cannot invest directly in this Index.



The Fund has changed its benchmark from the Lehman Brothers Long-Term Government/Credit Bond Index to the Lehman Brothers Aggregate Bond Index as of October 1, 2000. Due to the Fund's change in investment objectives and policies effective October 1, 2000, the Lehman Brothers Aggregate Bond Index provides a more appropriate benchmark for periods after October 1, 2000.



30-DAY YIELD AS OF MAY 31, 2000: 6.86%


CURRENT YIELD INFORMATION: For current yield information please call 1-800-392-CORE (2673).

                             WESTCORE PLUS BOND FUND


                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)
--------------------------------------------------------------------------------


                             WESTCORE PLUS BOND FUND
                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)


[bar chart goes here]


----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   1990        1991        1992        1993        1994        1995        1996        1997        1998        1999
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   1.57       20.23        7.14        9.87       (3.38)       15.01       3.79        8.25        6.47         0.43
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------




YEAR-TO-DATE RETURN for the period ended June 30, 2000 was 2.92%.



BEST QUARTER:     Q4 '91     5.05%  Worst Quarter:     Q1 '94   (2.62)%



 THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999
================================================================================


                                            1 YEAR       5 YEARS       10 YEARS        SINCE INCEPTION
                                                                                        (JUNE 1, 1988)
WESTCORE PLUS BOND FUND                     0.43%         6.68%         6.73%               7.10%

LEHMAN BROTHERS AGGREGATE BOND INDEX       (0.83)%        7.73%         7.69%               8.34%

LEHMAN BROTHERS INTERMEDIATE TERM           0.39%         7.09%         7.26%               7.70%
GOVERNMENT/CREDIT BOND INDEX




The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market-value-weighted index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. The Lehman Brothers Aggregate Bond Index figures do not reflect any fees or expenses. Investors cannot invest directly in this Index.




================================================================================

The Lehman Brothers Intermediate Term Government/Credit Bond Index is an unmanaged index comprised of U.S. Treasury issues, publicly issued debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible investment-grade corporate debt. The Lehman Brothers Intermediate Term Government/Credit Bond Index figures do not reflect any fees or expenses. Investors cannot invest directly in this Index.



The Fund has changed its benchmark from the Lehman Brothers Long-Term Government/Credit Bond Index to the Lehman Brothers Aggregate Bond Index as of October 1, 2000. Due to the Fund's change in investment objectives and policies effective October 1, 2000, the Lehman Brothers Aggregate Bond Index provides a more appropriate benchmark for periods after October 1, 2000.



30-DAY YIELD AS OF MAY 31, 2000: 7.33%



CURRENT YIELD INFORMATION: For current yield information please call 1-800-392-CORE (2673).

                        WESTCORE COLORADO TAX-EXEMPT FUND



                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)
--------------------------------------------------------------------------------



                        WESTCORE COLORADO TAX-EXEMPT FUND
                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31(%)



[bar chart goes here]



----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   1992        1993        1994        1995        1996        1997        1998        1999
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   8.08        9.89       (3.24)      13.03        4.29        7.35        5.59       (2.22)
----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------




YEAR-TO-DATE RETURN for the period ended June 30, 2000 was 3.13%.



BEST QUARTER:     Q1 '95     5.18%   Worst Quarter:    Q1 '94   (3.64)%




 THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999
================================================================================



                                            1 YEAR       5 YEARS         SINCE INCEPTION
                                                                          (JUNE 1, 1991)
WESTCORE COLORADO TAX-EXEMPT FUND           (2.22)%        5.49%               5.60%

LEHMAN BROTHERS 10-YEAR TAX-EXEMPT          (1.25)%        7.12%               6.86%
BOND INDEX




The Lehman Brothers 10-Year Tax-Exempt Bond Index is an unmanaged index that tracks the performance of municipal bonds with remaining maturities of 10 years or less. The Lehman Brothers 10-Year Tax-Exempt Bond Index figures do not reflect any fees or expenses. Investors cannot invest directly in this Index.



================================================================================

                                                                                   30-Day Tax-
                                                              30-Day Yield as   Equivalent Yield
                                                              of May 31, 2000   as of May 31, 2000*
                                                              ---------------   ------------------
30-DAY YIELDS AS OF MAY 31, 2000:                                  4.82%               7.32%


CURRENT YIELD INFORMATION: For current yield information please call 1-800-392-CORE (2673).


* Tax-Equivalent Yield is based upon the combined state and federal tax rate assumptions of 34.19% (assuming a 31% federal tax rate and a 4.63% Colorado tax rate).

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


-------------------------- ----------------------------------------------------   ------------------------------------
                                             EQUITY GROWTH FUNDS                   INTERNATIONAL EQUITY GROWTH FUNDS
-------------------------- ----------------------------------------------------   ------------------------------------
                             Westcore     Westcore      Westcore      Westcore      Westcore           Westcore
                           MIDCO Growth  Growth and     Small-Cap      Select     International   International Select
                               Fund      Income Fund   Growth Fund      Fund      Frontier Fund           Fund
-------------------------- ------------  ------------  -----------   ----------   -------------   --------------------
Shareholders Fees (fees        None          None         None          None          None               None
paid directly from your
investment)
----------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------
Management Fees(1)             0.65%         0.65%        1.00%         0.65%         1.20%              1.05%
-------------------------- ------------  ------------  -----------   ----------   -------------   --------------------
Distribution (12b-1) Fees      None          None         None          None          None               None
-------------------------- ------------  ------------  -----------   ----------   -------------   --------------------
Other Expenses(1)              0.56%         1.08%        0.66%         0.76%         0.79%              0.88%
-------------------------- ------------  ------------  -----------   ----------   -------------   --------------------
Total Annual Fund
Operating Expenses             1.21%         1.73%        1.66%         1.41%         1.99%              1.93%
-------------------------- ------------  ------------  -----------   ----------   -------------   --------------------
Fee Waiver and Expense
Reimbursement(1)              (0.06)%       (0.58)%      (0.36)%       (0.26)%       (0.49)%            (0.43)%
-------------------------- ------------  ------------  -----------   ----------   -------------   --------------------
Net Annual Fund
Operating Expenses(1)          1.15%         1.15%        1.30%         1.15%         1.50%              1.50%
-------------------------- ------------  ------------  -----------   ----------   -------------   --------------------



(1) The Funds' Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the MIDCO Growth, Growth and Income, Small-Cap Growth, Select, International Frontier and International Select Funds until at least May 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.15%, 1.15%, 1.30%, 1.15%, 1.50% and 1.50% for each Fund, respectively, for the current fiscal year. You will be notified if these waivers and/or reimbursements are discontinued after that date resulting in a material change in the expense ratio.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.



----------------------------------------------------------------------- ---------------------------------------------------------
                          EQUITY VALUE FUNDS                                                   BOND FUNDS
----------------------------------------------------------------------- ---------------------------------------------------------
                                                                            Westcore
                          Westcore Mid-Cap      Westcore Small-Cap       Flexible Income     Westcore Plus    Westcore Colorado
Westcore Blue Chip Fund   Opportunity Fund       Opportunity Fund             Fund             Bond Fund       Tax-Exempt Fund
------------------------ ------------------- -------------------------- ------------------ ------------------ -------------------
         None                   None                   None                   None               None                None
------------------------ ------------------- -------------------------- ------------------ ------------------ -------------------

------------------------ ------------------- -------------------------- ------------------ ------------------ -------------------
         0.65%                 0.75%                   1.00%                  0.45%              0.45%              0.50%
------------------------ ------------------- -------------------------- ------------------ ------------------ -------------------
         None                   None                   None                   None               None                None
------------------------ ------------------- -------------------------- ------------------ ------------------ -------------------
         0.63%                 2.76%                   0.67%                  0.81%              0.66%              0.64%
------------------------ ------------------- -------------------------- ------------------ ------------------ -------------------
         1.28%                 3.51%                   1.67%                  1.26%              1.11%              1.14%
------------------------ ------------------- -------------------------- ------------------ ------------------ -------------------
        (0.13)%               (2.26)%                 (0.37)%                (0.41)%            (0.56)%            (0.49)%
------------------------ ------------------- -------------------------- ------------------ ------------------ -------------------
         1.15%                 1.25%                   1.30%                  0.85%              0.55%              0.65%
------------------------ ------------------- -------------------------- ------------------ ------------------ -------------------



(1) The Funds' Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the Blue Chip, Mid-Cap Opportunity, Small-Cap Opportunity, Flexible Income, Plus Bond and Colorado Tax-Exempt Funds until at least May 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.15%, 1.25%, 1.30%, 0.85%, 0.55% and 0.65% for each Fund, respectively, for the current fiscal year. You will be notified if these waivers and/or reimbursements are discontinued after that date resulting in a material change in the expense ratio.


EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods and that Net Annual Operating Expenses for one year and Gross Annual Operating Expenses for additional years set forth in the table on pages 21 and 22 are incurred. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



------------------ --------------------------------------------------------------- ---------------------------------------------
                                        EQUITY GROWTH FUNDS                             INTERNATIONAL EQUITY GROWTH FUNDS
------------------ --------------------------------------------------------------- ---------------------------------------------
                      Westcore       Westcore        Westcore                            Westcore
                    MIDCO Growth    Growth and      Small-Cap        Westcore          International            Westcore
                        Fund        Income Fund    Growth Fund      Select Fund        Frontier Fund      International Select
------------------ --------------- -------------- --------------- ---------------- ---------------------- ----------------------
One Years             $  123          $  176         $  169           $  144              $  202                 $  196
------------------ --------------- -------------- --------------- ---------------- ---------------------- ----------------------
Three Years              384             545            523              446                 624                    606
------------------ --------------- -------------- --------------- ---------------- ---------------------- ----------------------
Five Years               665             938            902              771               1,072                    N/A
------------------ --------------- -------------- --------------- ---------------- ---------------------- ----------------------
Ten Years              1,464           2,038          1,963            1,689               2,314                    N/A
------------------ --------------- -------------- --------------- ---------------- ---------------------- ----------------------

-------------------------------------------------------------------- -------------------------------------------------------------
                        EQUITY VALUE FUNDS                                                 BOND FUNDS
-------------------------------------------------------------------- -------------------------------------------------------------
  Westcore Blue Chip    Westcore Mid-Cap      Westcore Small-Cap      Westcore Flexible   Westcore Plus Bond   Westcore Colorado
         Fund           Opportunity Fund       Opportunity Fund          Income Fund             Fund           Tax-Exempt Fund
----------------------- ------------------ ------------------------- ------------------- --------------------- -------------------
       $  130               $  354                  $  170                  $  128              $  113               $  116
----------------------- ------------------ ------------------------- ------------------- --------------------- -------------------
          406                1,076                     526                     400                 353                  362
----------------------- ------------------ ------------------------- ------------------- --------------------- -------------------
          702                1,821                     907                     691                 611                  627
----------------------- ------------------ ------------------------- ------------------- --------------------- -------------------
        1,543                3,778                   1,974                   1,521               1,350                1,385
----------------------- ------------------ ------------------------- ------------------- --------------------- -------------------


TYPES OF INVESTMENT RISK

         The principal risks of investing in each Fund are described previously in this prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks that may apply to the Funds. Risks associated with particular types of investments each Fund makes are described in this section and in the Statement of Additional Information referred to on the back page.

GENERAL RISKS OF INVESTING IN EACH OF THE FUNDS

CREDIT RISK - Bond Funds and, to the extent they invest in fixed-income securities, Equity Funds

         The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Tax-Exempt Obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.

         Securities rated below investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds." To the extent a Fund purchases or holds convertible or other securities that are below investment grade, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities.

         Ratings published by rating agencies are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

INTEREST RATE RISK - Bond Funds and, to the extent they invest in fixed-income securities, Equity Funds

         Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks.


         Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment. Duration is an approximate measure of the sensitivity of bond and bond fund prices to changes in interest rates. Unlike maturity, which refers only to the time until final payment, duration refers to the average time it takes to receive all expected cash flows (including interest payments, prepayments and final payments) on the debt obligations held by a fund. Zero coupon securities, including stripped securities in which the Bond Funds

(other than the Colorado Tax-Exempt Fund) may invest are subject to greater interest-rate risk than many of the more typical fixed-income securities.


         A bond fund's average dollar-weighted maturity and duration are measures of how the fund will react to interest-rate changes. The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor, such as a fund. A bond's term to maturity is the number of years remaining to maturity. A bond fund does not have a stated maturity, but it does have an average dollar-weighted maturity. This is calculated by averaging the terms to maturity of bonds held by a fund, with each maturity "weighted" according to the percentage of net assets it represents.


LIQUIDITY RISK - ALL FUNDS


Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to variable and floating rate demand notes; variable amount demand securities and restricted securities that the Funds may purchase; short-term funding agreements that each Fund may purchase; and the futures contracts in which each Fund (other than the Colorado Tax-Exempt Fund) may engage. Illiquid securities also include repurchase agreements, securities loans and time deposits with notice/termination dates of greater than seven days, certain municipal leases and certain securities subject to trading restrictions because they are not registered under the Securities Act of 1933. The Funds may purchase equity securities that are restricted as to resale, issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investment in public equity" or "pipes"). The pipes may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the pipes within a specified period of time, but there is no assurance that the pipes will be publicly registered.


There may be no active secondary market for illiquid securities. Each Fund may invest up to 15% of its net assets at the time of purchase, in securities that are illiquid. A domestically traded security that is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

MANAGEMENT RISK - ALL FUNDS

         A strategy that the Adviser uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. Certain policies of each Fund, which may not be changed without a shareholder vote, are described in the Statement of Additional Information.

MARKET RISK - ALL FUNDS

         The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

         Each Fund's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

OTHER TYPES OF INVESTMENTS - ALL FUNDS

         This prospectus describes each Fund's principal investment strategies, and the types of securities in which each Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risk involved - are described in detail in the Statement of Additional Information, which is referred to on the back cover of this prospectus.


PORTFOLIO TURNOVER RISKS - ALL EQUITY FUNDS, BUT PREDOMINANTLY MIDCO GROWTH FUND, SMALL-CAP GROWTH FUND, SELECT FUND, INTERNATIONAL SELECT FUND, MID-CAP OPPORTUNITY FUND AND SMALL-CAP OPPORTUNITY FUND


         The Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses, which must be borne by a Fund and its shareholders. It may result in higher short-term capital gains taxable to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's return. See "Financial Highlights" for the Funds' historical portfolio turnover rates.


         The Westcore MIDCO Growth Fund, Small-Cap Growth Fund, Select Fund, Mid-Cap Opportunity Fund and Small-Cap Opportunity Fund, each had a portfolio turnover rate over 100% in the year ended May 31, 2000. The Adviser anticipates that the Westcore International Select Fund may have a high portfolio turnover during the current fiscal year.


TEMPORARY DEFENSIVE POSITIONS - ALL FUNDS


         Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments include various short-term instruments. If any Fund takes a temporary position at the wrong time, the position would have an adverse impact on that Fund's performance. The Fund may not achieve its investment objective. The Funds reserve the right to invest all of their assets in temporary defensive positions. The Westcore International Frontier and International Select Funds may invest in fewer than three countries as a temporary defensive position.


ADDITIONAL RISKS THAT APPLY TO PARTICULAR INVESTMENTS

ASSET-BACKED SECURITIES - BOND FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND

         These Funds may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time, because the underlying assets (i.e., loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of falling interest rates, the rate of prepayment tends to increase, and the reinvestment of prepayment proceeds by a Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of a Fund's principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding, asset-backed securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these assets under certain market conditions.

         Asset-backed securities may be subject to greater risk of default during periods of economic downturn than conventional debt instruments, and the holder frequently has no recourse against the entity that originated the security. In addition, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Funds' experiencing difficulty in valuing or liquidating such securities.


CASH POSITION - ALL FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND



         When a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, including situations where he is unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, each Fund does not always stay fully invested in the stocks or bonds that constitute its principal investments. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. However, the portfolio manager may also temporarily increase the Fund's cash position to protect its assets or maintain liquidity. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in its principal investments.


CONVERTIBLE SECURITIES - ALL FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND

         These Funds may invest in convertible securities, including bonds and preferred stocks, which may be converted into common stock at a specified price or conversion ratio. The Funds use the same research-intensive approach and valuation techniques for selecting convertible securities as are used for the selection of common stocks.

         The value of a convertible security is influenced by both interest rates and the value of the underlying common stock.


DERIVATIVE RISK - ALL FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND, BUT PREDOMINANTLY INTERNATIONAL FRONTIER, INTERNATIONAL SELECT AND FLEXIBLE INCOME FUNDS


         The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments which may be leveraged. A Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

         Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

         To the extent that a derivative is not used as a hedge, a Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.


EXTENSION RISKS - BOND FUNDS



         This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.



FOREIGN CURRENCY EXCHANGE TRANSACTIONS - ALL FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND, BUT PREDOMINANTLY INTERNATIONAL FRONTIER, INTERNATIONAL SELECT AND FLEXIBLE INCOME FUNDS


         These Funds may buy and sell securities and pay and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time. A Fund will purchase or sell foreign currencies on a "spot" or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts. Under a forward currency exchange contract, the Fund would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future. Forward currency exchange transactions establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. These contracts generally have no deposit requirement and are traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline. In addition, because there is a risk of loss to a Fund if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Fund's Board of Trustees.

         Forward foreign currency exchange contracts allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. It is thereby possible to focus on the opportunities presented by the security apart from the currency risk. Although these contracts are of short duration, generally between one and twelve months, they frequently are rolled over in a manner consistent with a more long-term currency decision. Although foreign currency hedging transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         A Fund may maintain "short" positions in forward foreign currency exchange transactions whereby the Fund would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price. This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes. In order to ensure that the short position is not used to achieve leverage with respect to a Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.


FOREIGN SECURITIES STRATEGIES AND RISKS - ALL FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND, BUT PREDOMINANTLY INTERNATIONAL FRONTIER, INTERNATIONAL SELECT AND FLEXIBLE INCOME FUNDS


         Foreign securities are subject to special risks not typically associated with domestic securities. The following are common examples of these special risks. The extent of these risks, however, varies from time to time and from country to country.


         o   less government regulation
         o   less public information
         o   less economic, political and social stability
         o   less security registration requirements
         o   less security settlement procedures and regulations
         o an adverse change in diplomatic relations between the U.S. and another country
         o   the imposition of withholding taxes on dividend income
         o   the seizure or nationalization of foreign holdings
         o   the establishment of exchange controls
         o   freezes on the convertibility of currency
         o the adoption of other governmental restrictions adversely affecting investments in foreign securities


         Investments in debt securities of foreign governments involve the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

         Emerging markets are generally countries located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. The securities traded within these markets are typically of companies with less liquidity and potentially greater price volatility. These countries may have less developed securities settlement procedures, which may delay or prevent security settlement, especially during market disruptions. As a result of these and other risks, including greater social, economic and political uncertainties, investments in these countries may present a greater risk to a Fund.


         Investments in foreign securities also involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.


         Each of the Funds may invest in foreign currency denominated securities. A Fund which invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. The International Frontier Fund may hedge against foreign currency risk, and the other Funds may do so on unsettled trades, but none of the funds are required to do so.

         Investments in foreign securities may be in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) and similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. Up to 25% of the domestic Equity Funds' assets may be invested in securities issued by foreign companies, either directly or indirectly through ADRs.



INITIAL PUBLIC OFFERINGS - ALL FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND, BUT PREDOMINANTLY ALL EQUITY FUNDS


         Each of these Funds may invest a portion of its assets in securities of companies offering shares in IPOs. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of the Funds' portfolio and may lead to increased expenses to the Funds, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

         The Funds' investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

MORTGAGE-RELATED SECURITIES - FLEXIBLE INCOME AND PLUS BOND FUNDS

         The Westcore Flexible Income and Plus Bond Funds may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgage-backed securities may be affected by the Fund's need to reinvest prepayments at higher or lower rates than the original investment.

         Other mortgage-backed securities are issued by private companies, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special-purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. Further, an issuer of an obligation may exercise its right to pay principal on the obligation later than expected. This is more likely to happen when interest rates rise. These events may lengthen the duration and reduce the value of these obligations. Duration is defined above under "Interest Rate Risk." In addition, like other debt securities, the values of mortgage-related securities, including government-related mortgage pools, generally will fluctuate in response to market interest rates.


OTHER INVESTMENT COMPANIES - ALL FUNDS


         The Funds may invest their cash balances, within the limits permitted by the Investment Company Act of 1940 ("1940 Act"), in other investment companies that invest in high quality, short-term debt securities or in a manner consistent with the Fund's investment objective. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareholders.


PREPAYMENT RISK - BOND FUNDS

         This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

REITS - ALL FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND


         The Funds may invest in equity and/or debt securities issued by equity and mortgage REITs, which are real estate investment trusts. Equity REITs invest directly in real property. Mortgage REITs invest in mortgages on real property.


         REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of these investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are also heavily dependent on cash flow and are subject to the risk that borrowers may default.


SECURITIES LENDING - ALL FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND


         These Funds may lend their portfolio securities to institutional investors as a means of earning additional income. Securities loans present risks of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 30% of its total assets (including the value of the collateral for the loan).


SMALL-CAP STOCK RISK - SMALL-CAP GROWTH, SELECT, INTERNATIONAL FRONTIER, INTERNATIONAL SELECT AND SMALL-CAP OPPORTUNITY FUNDS


         Smaller capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small-cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small companies in which the Funds may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.


TAX-EXEMPT OBLIGATIONS - COLORADO TAX-EXEMPT FUND


         Tax-exempt obligations in which the Westcore Colorado Tax-Exempt Fund invests include: (i) "general obligation" securities that are secured by the issuer's full faith, credit and taxing power; (ii) revenue securities that are payable only from the revenues derived from a particular facility or other specific revenue source such as the user of the facility being financed; (iii) "moral obligation" securities that are normally issued by special purpose public authorities; and (iv) private activity bonds (such as bonds issued by industrial development authorities) that are usually revenue securities issued by or for public authorities to finance a privately operated facility.

         In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and, accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Fund and the Adviser rely on these opinions and will not review the bases for them.


         The Fund concentrates its investments in Colorado obligations. If Colorado or any of its political subdivisions were to suffer serious financial difficulties that might jeopardize the ability to pay its obligations, the value of the Fund could be adversely affected.


TAX RISK - COLORADO TAX-EXEMPT FUND

         This Fund may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which, in turn, could affect a Fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.

U.S. GOVERNMENT OBLIGATIONS - ALL FUNDS

         The Funds invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Direct obligations of the U.S. government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

YEAR 2000 RISKS - ALL FUNDS

         Over the past several years, the Adviser and the Funds' other major service providers expended considerable time and money in addressing the computer and technology issues associated with the transition to the Year 2000. As a result of those efforts, the Funds did not experience any material disruptions in their operations as a result of the transition to the 21st century. The Adviser and the Funds' other major service providers are continuing to monitor the Year 2000 or Y2K issue, however, and there can be no assurances that there will be no adverse impact to the Funds as a result of future computer-related Y2K difficulties.


WESTCORE FUNDS RISK SPECTRUM


         The spectrum below shows the Adviser's assessment of the potential risk of the Westcore Funds relative to one another. The spectrum is not indicative of the future volatility or performance of the Funds and should not be used to compare the Funds with other mutual funds or types of investments.




FUNDS                                  CONSERVATIVE          MODERATE          AGGRESSIVE
-----------------------------------------------------------------------------------------
Westcore Small-Cap Growth Fund
                                                                             ----------
Westcore Select Fund
                                                                          ----------
Westcore International Select Fund
                                                                          ----------
Westcore International Frontier Fund
                                                                       ----------
Westcore Small-Cap Opportunity Fund
                                                                    ----------
Westcore MIDCO Growth Fund
                                                                  ----------
Westcore Mid-Cap Opportunity Fund
                                                                ----------
Westcore Growth and Income Fund
                                                              ----------
Westcore Blue Chip Fund
                                                              ----------
Westcore Flexible Income Fund
                                                              ----------
Westcore Plus Bond Fund
                                                  ----------
Westcore Colorado Tax-Exempt Fund
                                             ----------

HOW TO INVEST AND OBTAIN INFORMATION

HOW TO CONTACT WESTCORE FUNDS


                       ONLINE                         www.westcore.com:
                 [COMPUTER GRAPHIC]
                                                      WESTCORE TRANS@CTION CENTER
                                                      24 hours a day, seven days a week
                                                      o    Access account information
                                                      o    Place automatic transactions

----------------------------------------------------- ---------------------------------------------------------------------------
                    BY TELEPHONE                      1-800-392-CORE (2673):
                [TELEPHONE GRAPHIC]
                                                      WESTCORE INVESTOR SERVICES
                                                      Weekdays: 7 a.m. to 6 p.m. mountain time
                                                      -----------------------------------
                                                      WESTCORE AUTOMATED SERVICE LINE
                                                      24 hours a day, seven days a week
                                                      o   Access account information
                                                      o   Place automatic transactions
                                                      o   Order duplicate statements, tax forms or additional checkbooks for the
                                                          BlackRock Money Market Portfolio

----------------------------------------------------- ---------------------------------------------------------------------------
                  BY REGULAR MAIL                     Westcore Funds
                  [LETTER GRAPHIC]                    P.O. Box 8319
                                                      Boston, MA 02266-8319
----------------------------------------------------- ---------------------------------------------------------------------------
      BY EXPRESS, CERTIFIED OR REGISTERED MAIL        Westcore Funds
                  [PLANE GRAPHIC]                     C/O BFDS
                                                      66 Brooks Drive
                                                      Braintree, MA 02184
----------------------------------------------------- ---------------------------------------------------------------------------
                     IN PERSON                        Westcore Funds
                  [PERSON GRAPHIC]                    370 17th Street, Suite 3100
                                                      Denver, CO 80202
----------------------------------------------------- ---------------------------------------------------------------------------


HOW TO PURCHASE, EXCHANGE AND REDEEM

         This section explains how to purchase, exchange and redeem your Westcore shares. It also explains various services and features offered in connection with your account. Please call us at 1-800-392-CORE (2673) if you have any questions or to obtain a New Account Application.


PURCHASING SHARES



         You may purchase additional shares through any of the options below or in person at the location listed on page 38. In addition, if you are an existing shareholder, you may open a new account with identical registration and account options in another fund offered by Westcore by any of these methods.

                      BY MAIL                         OPENING A NEW ACCOUNT
                  [LETTER GRAPHIC]                    Read this prospectus.  Send a completed application with your check and mail to appropriate address.

                                                      ADDING TO YOUR EXISTING ACCOUNT
                                                      Complete the tear-off investment slip from your last statement and mail with your check to the appropriate address. Or, send your check and a written request following instructions on page 47 and mail to the appropriate address.
----------------------------------------------------- ---------------------------------------------------------------------------
                   BY TELEPHONE*                      If you are an existing shareholder, you may purchase additional shares by
                [TELEPHONE GRAPHIC]                   telephone.

                                                      Call 1-800-392-CORE (2673) to speak with an Investor Service
                                                      Representative from 7 a.m. to 6 p.m. mountain time or use the 24-hour
                                                      Westcore Automated Service Line.
----------------------------------------------------- ---------------------------------------------------------------------------




                 BY ONLINE ACCESS*                    If you are an existing shareholder, you may purchase additional shares
                 [COMPUTER GRAPHIC]                   online.

                                                      Access the 24-hour Westcore Trans@ction Center located at
                                                      www.westcore.com.
----------------------------------------------------- ---------------------------------------------------------------------------
                   BY AUTOMATIC                       Complete the Automatic Investment Plan Section on your application to have
                 INVESTMENT PLAN                      money automatically withdrawn from your bank account monthly, quarterly or
               [CALENDAR GRAPHIC]                     annually.

                                                      The minimum automatic investment must be the equivalent of at least $100 per month.

                                                      To add this option to your account, please call 1-800-392-CORE (2673)
                                                      or access www.westcore.com for the appropriate form.
----------------------------------------------------- ---------------------------------------------------------------------------
                    BY WIRE                           You may purchase Westcore shares by wire transfer from your bank account
                [WIRE GRAPHIC]                        to your Westcore account. There is a $1,000 minimum for purchases by wire.

                                                      To place a purchase by wire, please call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time.

                                                      WIRE TO:
                                                      State Street Bank
                                                      ABA #011000028
                                                      DDA #99046344
                                                      ATTN: Custody and Shareholder Services
                                                      Fund Name
                                                      Your Account Number
----------------------------------------------------- ---------------------------------------------------------------------------



* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 46.


IMPORTANT NOTES ON PURCHASING SHARES:


o When you purchase shares, your request will be processed at the next net asset value (NAV) calculated after your order is received with clear instructions as to the Fund, account number and amount.

o Please make your check payable to Westcore Funds in U.S. dollars drawn on a U.S. bank.

o Cash, credit card, third-party checks or checks drawn on foreign banks will not be accepted for purchases.


o If you are purchasing shares in a retirement account,** please indicate whether the purchase is a rollover or a current or prior-year contribution.


o After receipt of your order by wire, telephone or online, your bank account will be debited the next business day for wire transfers and the second business day for electronic fund transfers.

o If a check does not clear your bank, Westcore reserves the right to cancel the purchase.


o If Westcore is unable to debit your predesignated bank account for purchases, Westcore may make additional attempts or cancel the purchase.


o    Westcore reserves the right to reject any order.


o If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. Westcore (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Funds.



INVESTMENT MINIMUMS*



                                                                            Amount
--------------------------------------------------------------------------- --------------------
TO OPEN A NEW REGULAR ACCOUNT                                               $2,500
--------------------------------------------------------------------------- --------------------
TO OPEN A NEW RETIREMENT** OR UGMA/UTMA ACCOUNT                             $1,000
--------------------------------------------------------------------------- --------------------
TO OPEN AN AUTOMATIC INVESTMENT PLAN ACCOUNT                                $1,000
--------------------------------------------------------------------------- --------------------
AUTOMATIC INVESTMENTS                                                       Equivalent to $100
                                                                            per month
--------------------------------------------------------------------------- --------------------
TO ADD TO ANY TYPE OF ACCOUNT                                               $100
--------------------------------------------------------------------------- --------------------



*Existing accounts and automatic investment plans established before October 1, 2000 are entitled to reduced investment minimums: $1,000 for existing regular accounts; $250 for existing retirement or UGMA/UTMA accounts; and existing automatic investments equivalent to $50 per month.


**A description of the retirement accounts available for investment in the Westcore Funds may be found in the Statement of Additional Information for the Funds. Please see the back cover of this prospectus for the telephone number, mailing address and e-mail address where you can obtain a free copy of the Statement of Additional Information.

EXCHANGING SHARES


         You may exchange your Westcore shares for shares of other funds offered by Westcore or the BlackRock Money Market Portfolio* through any of the options below. You may also place an exchange in person at the location listed on page
38. In addition, if you are an existing shareholder, you may exchange into a new account copying your existing account registration and options by any of these methods.


* BlackRock Money Market Portfolio is a no-load money market fund advised by BlackRock Advisors, Inc., sub-advised by BlackRock Institutional Management Corporation and distributed by BlackRock Distributors, Inc.



                      BY MAIL                         Send a written request following instructions on page 47 and mail to the
                   [MAIL GRAPHIC]                     appropriate address.

----------------------------------------------------- --------------------------------------------------------------------------
                   BY TELEPHONE*                      Call 1-800-392-CORE (2673) to speak with an Investor Service
                [TELEPHONE GRAPHIC]                   Representative from 7 a.m. to 6 p.m. mountain time or use the 24-hour
                                                      Westcore Automated Service Line.
----------------------------------------------------- --------------------------------------------------------------------------
                 BY ONLINE ACCESS*                    Access the 24-hour Westcore Trans@ction Center located at
                 [COMPUTER GRAPHIC]                   www.westcore.com.
----------------------------------------------------- --------------------------------------------------------------------------
                  AUTOMATICALLY                       Call 1-800-392-CORE (2673) to receive instructions for automatically
                [CALENDAR GRAPHIC]                    exchanging shares between funds on a monthly, quarterly or annual basis
                                                      ("Systematic Exchange Agreement").
----------------------------------------------------- --------------------------------------------------------------------------



* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 46.

IMPORTANT NOTES ON EXCHANGING SHARES:


o    Exchanges must meet the minimum investment requirements described on page
     41.


o Exchanges between accounts will be accepted only if registrations are identical.

o If the shares you are exchanging are held in certificate form, the certificate must be returned with or before your exchange request.

o Please be sure to read the prospectus for the Fund into which you are exchanging.

o An exchange represents the sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non-tax-deferred account.

EXCHANGE LIMITS


         You may make four exchanges out of each Westcore Fund during a calendar year (exclusive of Systematic Exchange Agreement). At this time, there is no limit on the number of exchanges permitted out of the BlackRock Money Market Portfolio. Exchanges in excess of this limit are considered excessive trading and may result in termination of the exchange privilege or the right to make future purchases of Fund shares. Accounts under common ownership or control will be counted together for purposes of the four exchange limit. We also reserve the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash, as described in the Statement of Additional Information. The Funds reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a fund. The Funds may modify or terminate the exchange privilege at any time.



REDEEMING SHARES


You may redeem your Westcore shares by any of the options below or in person at the location listed on page 38.




                      BY MAIL                         Send a written request following instructions on page 47 and mail to the
                  [LETTER GRAPHIC]                    appropriate address.

----------------------------------------------------- ----------------------------------------------------------------------------
                   BY TELEPHONE*                      If you are an existing shareholder, you may redeem your shares by telephone.
                [TELEPHONE GRAPHIC]
                                                      Call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time or use the 24-hour Westcore Automated
                                                      Service Line.
----------------------------------------------------- ----------------------------------------------------------------------------

                 BY ONLINE ACCESS*                    If you are an existing shareholder, you may redeem your shares online.
                 [COMPUTER GRAPHIC]
                                                      Access the 24-hour Westcore Trans@ction Center located at
                                                      www.westcore.com.
----------------------------------------------------- ----------------------------------------------------------------------------
           BY SYSTEMATIC WITHDRAWAL PLAN              You may redeem shares automatically (in any multiple of $50) monthly,
                 [CALENDAR GRAPHIC]                   quarterly or annually.

                                                      A systematic withdrawal plan may be established if the shares in your
                                                      Fund are worth at least $10,000.

                                                      To add this option to your account, please call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.
----------------------------------------------------- ----------------------------------------------------------------------------
                     BY WIRE                          You may redeem Westcore shares by wire transfer from your Westcore account
                 [WIRE GRAPHIC]                       to your bank account.

                                                      There is a $1,000 minimum and you must have established bank instructions to place wire redemptions.

                                                      To arrange a wire redemption, please call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time.

                                                      To add bank instructions to your account, please call 1-800-392-CORE
                                                      (2673) or access WWW.WESTCORE.COM for the appropriate form.
----------------------------------------------------- ----------------------------------------------------------------------------



* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 46.


IMPORTANT NOTES ON REDEEMING SHARES:

o You may redeem your Westcore shares on any business day that the New York Stock Exchange is open.

o Generally, redemption proceeds will be sent by check to the shareholders' address of record within seven days after receipt of a valid redemption request.

o Generally, a wire transfer will be sent directly into your designated bank account the next business day after receipt of your order, and an electronic funds transfer will be sent the second business day after receipt of your order.

o If the shares you are redeeming are held in certificate form, you must return the certificate with or before your redemption request.


o If the shares you are redeeming were purchased by check, Westcore will delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase to clear. If the shares you are redeeming were purchased by telephone, computer or through the Automatic Investment Plan, Westcore will delay the mailing of your redemption check until confirmation of adequate funds has been received, which is generally no longer than 5 business days.


ADDITIONAL INFORMATION ON TELEPHONE AND ONLINE SERVICE

o All shareholders (except for certain accounts opened through Service Organizations and certain retirement accounts) are automatically granted automatic telephone and online transaction privileges unless they decline them explicitly on their account application or in writing to Westcore Funds.

o Shareholders can follow the instructions provided at the Westcore Automated Service Line and Westcore Trans@ction Center to access these service using a personal identification number.

o Automatic telephone and online purchases and redemptions are completed by electronic funds transfer from your bank account to your Westcore account. (Wire transfer is not available for automatic telephone or online transactions.) To establish this privilege, please complete the "Bank Instructions" section of your account application. You may also call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.


o Automatic telephone and online redemptions are not available for IRA, business or fiduciary accounts. In addition, automatic telephone and online exchanges are not available for business or fiduciary accounts.

o There is a $25,000 daily maximum for each account for each separate type of automatic telephone and online transaction (purchases, exchange-in, exchange-out and redemptions).

o It may be difficult to reach the Funds by telephone or online during periods of unusual market activity. If this happens, you may transact on your account by mail as described in this prospectus.

o The Funds or their agents may, in case of emergency, temporarily suspend telephone and online transactions and other shareholder services.

SECURITY ISSUES

    Westcore Funds has designed procedures to enhance security, including the use of 128-bit encryption through the Westcore Trans@ction Center, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions. However, shareholders may give up some level of security by choosing to transact by telephone or online rather than by mail.


    Westcore Funds has designed procedures to confirm that telephone and online transaction requests are genuine. Westcore Funds and their agents will not be responsible for any losses resulting from unauthorized telephone or online transactions when these procedures are followed, and Westcore has a reasonable belief that the transaction is genuine.


GENERAL ACCOUNT POLICIES

    Westcore Funds may modify or terminate account policies, services and features, but, subject to the Funds' right to limit account activity or redeem involuntarily as described below, will not materially modify or terminate them without giving shareholders 60 days' written notice. The Funds reserve the right to modify the general account policies from time to time or to waive them in whole or in part for certain types of accounts.

WRITTEN INSTRUCTIONS

    To process transactions in writing, your request should be sent to Westcore Funds, P.O. Box 8319, Boston, MA 02266-8319 and must include the following information:

o The name of the Fund(s).

o The account number(s).

o The amount of money or number of shares.

o The name(s) on the account.

o The signature(s) of all registered account owners (signature guaranteed, if applicable).


o Your daytime telephone number.


SIGNATURE GUARANTEE

    A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized transfers. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

    The guarantee must be an ink stamp or medallion that states "Signature(s) Guaranteed" and must be signed in the name of the guarantor by an authorized person with that person's title and the date. Westcore Funds may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee a signature.

    Shareholders living abroad may acknowledge their signatures at an overseas branch of a U.S. bank, member firm of a stock exchange or any foreign bank having a branch office in the U.S.

    To protect your accounts from fraud, the following transactions will require a signature guarantee:

o  Transferring ownership of an account.

o  Redeeming more than $25,000 from your account.

o  Redeeming by check payable to someone other than the account owner(s).

o  Redeeming by check mailed to an address other than the address of record.

o Redemption check mailed to an address that has been changed within the last 30 days of the redemption request without a signature guarantee.

    The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

REDEMPTION OF LOW BALANCE ACCOUNTS


    If your account balance falls below the required minimums presented on page 41 due to redemptions, a letter will be sent advising you to either bring the value of the shares held in the account up to the minimum or establish an automatic investment that is the equivalent of at least $100 per month. If action is not taken within 90 days of the notice, the shares held in the account will be redeemed and the proceeds will be sent by check to your address of record. We reserve the right to increase the investment minimums.


LIMIT ON ACCOUNT ACTIVITY

    Because excessive account transactions can disrupt management of the Funds and increase the Funds' cost for all shareholders, Westcore reserves the right to refuse a share purchase and/or revoke an investor's exchange privilege at any time.

INVOLUNTARY REDEMPTIONS

    We reserve the right to close an account if the shareholder is deemed to engage in activities that are illegal or otherwise believed to be detrimental to the Fund.

ADDRESS CHANGES


    To change the address on your account, call 1-800-392-CORE (2673) or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old address and new address. Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.


REGISTRATION CHANGES

    To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Certain registration changes may have tax implications. Please contact your tax adviser. For more information call 1-800-392-CORE (2673).

SHARE CERTIFICATES

    The Funds will issue share certificates upon written request only. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum requirements.

QUARTERLY CONSOLIDATED STATEMENTS AND SHAREHOLDER REPORTS

    Westcore Funds will send you a consolidated statement quarterly and, with the exception of automatic investment plan transactions and dividend reinvestment transactions, a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information regarding the tax status of income dividends and capital gain distributions will be mailed to you by January 31 of each year and filed with the Internal Revenue Service.

    Each year, we will send you an annual and a semi-annual report. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You will also receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your investments in Westcore Funds. Duplicate mailings of Fund materials to shareholders who reside at the same address may be eliminated.

    To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Funds' financial reports and prospectuses to multiple investors with the same mailing address. Shareholders who desire individual copies of such reports or prospectuses should call 1-800-392-2673
(CORE) or write to us at Westcore Funds, P.O. Box 8319, Boston, MA 02266-8319.

PRICE OF FUND SHARES


    All purchases, redemptions and exchanges will be processed at the net asset value (NAV) next calculated after your request is received in good order by the transfer agent or certain authorized broker-dealers, other institutions or designated intermediaries in proper form. A Fund's NAV is determined by the Administrators as of the close of regular trading on the New York Stock Exchange
(NYSE), currently 4:00 p.m. (Eastern time), on each day that the NYSE is open. In order to receive a day's price, your request must be received by the transfer agent or certain authorized broker-dealers or designated intermediaries by the close of regular trading on the NYSE on that day. If not, your request will be processed at the Fund's NAV at the close of regular trading on the next business day. To be in good order, your request must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

    In the case of participants in certain employee benefit plans investing in certain Funds and certain other investors, purchase and redemption orders will be processed at the NAV next determined after the Service Organization (as defined below) acting on their behalf receives the purchase or redemption order.

    Westcore has authorized certain broker-dealers and other institutions to accept on its behalf purchase and redemption orders made through a mutual fund supermarket. Such authorized institutions may designate other intermediaries to accept purchase and redemption orders on behalf of Westcore.

    A Fund's NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding. Each Fund's investments are valued at market value or, when market quotations are not readily available, at fair value as determined in good faith by or under the direction of the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which generally equals market value.

ACCOUNTS OPENED THROUGH A SERVICE ORGANIZATION

    You may purchase or sell Fund shares through an account you have with any qualified broker/dealer, any bank or any other institution (your "Service Organization"). Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares and may require different minimum initial and subsequent investments than Westcore requires. Service Organizations may impose charges, restrictions, transaction procedures or cut-off times different from those applicable to shareholders who invest in Westcore directly.

    A Service Organization may receive fees from the Trust or Denver Investment Advisors for providing services to the Trust or its shareholders. Such services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from the Trust or Denver Investment Advisors with respect to their customers' assets invested in the Trust. The Service Organization, rather than you, may be the shareholder of record of your Fund shares. Westcore is not responsible for the failure of any Service Organization to carry out its obligations to its customers.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

    A Fund's income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to shareholders as capital gain dividends. A dividend will reduce the net asset value of a Fund share by the amount of the dividend on the ex-dividend date.

DISTRIBUTION SCHEDULE


--------------------------------------------------- -------------------------- -------------------------------------
                                                        INCOME DIVIDENDS                  CAPITAL GAINS
--------------------------------------------------- -------------------------- -------------------------------------
Westcore Growth and Income Fund                      Generally declared and          Generally declared and
Westcore Blue Chip Fund                                  paid quarterly                 paid in December
Westcore Mid-Cap Opportunity Fund
Westcore Small-Cap Opportunity Fund
--------------------------------------------------- -------------------------- -------------------------------------
Westcore MIDCO Growth Fund                           Generally declared and          Generally declared and
Westcore Small-Cap Growth Fund                           paid annually                  paid in December
Westcore Select Fund
Westcore International Frontier Fund
Westcore International Select Fund

--------------------------------------------------- -------------------------- -------------------------------------
Westcore Flexible Income Fund                             Declared and               Generally declared and
Westcore Plus Bond Fund                                   paid monthly                  paid in December
Westcore Colorado Tax-Exempt Fund
--------------------------------------------------- -------------------------- -------------------------------------



    When you open an account, all dividends and capital gains will be automatically reinvested in the distributing Fund unless you specify on your Account Application that you want to receive your distributions in cash or reinvest them in another Fund. Income dividends and capital gain distributions will be reinvested without a sales charge at the net asset value on the ex-dividend date. You may change your distribution option at any time by writing or calling 1-800-392-CORE (2673).


TAXES

FEDERAL TAXES

    Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends, discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

    You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. You will incur taxes on the entire amount of the distribution received, even though, as an economic matter, you did not participate in these gains and the distribution simply constitutes a return of capital. This is known as "buying into a dividend." It is generally not to your advantage to purchase shares just before a distribution.

    You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

    Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

    The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

    A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.


    The Westcore Colorado Tax-Exempt Fund anticipates that substantially all of its income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a "market discount," and distributions of short- and long-term capital gains.

    Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Westcore Colorado Tax-Exempt Fund generally will not be deductible for federal income tax purposes.

    You should note that a portion of the exempt-interest dividends paid by the Westcore Colorado Tax-Exempt Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.


    If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount. It is expected that the Westcore International Frontier and Westcore International Select Funds will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Westcore International Frontier and Westcore International Select Funds may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.


    The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

COLORADO STATE TAXES


    Because the Westcore Colorado Tax-Exempt Fund intends to invest substantially all of its assets in tax-exempt obligations of the state of Colorado or its political subdivisions, shareholders who are subject to Colorado state income tax generally will not be subject to such tax on dividends paid by the Fund to the extent that the dividends are attributable to exempt-interest income of the Fund. However, to the extent dividends are not attributable to exempt-interest income, such as distributions of short-or long-term capital gain, they will not be exempt from Colorado income tax, except to the limited extent that Colorado exempts all investment income from state income tax. For example, for tax years beginning after 1999, and assuming certain state surplus targets are met, Colorado taxpayers may exempt up to $1,200 ($2,400 in the case of a joint return) of otherwise taxable interest, dividends or net capital gains (the individual and joint return limits are increased to $1,500 and $3,000, respectively, for tax years beginning after 2000). The Colorado income tax rate for tax years beginning after 1999 is 4.63%.

There are no municipal income taxes in Colorado. Moreover, because shares of the Westcore Funds are intangibles, they are not subject to Colorado property tax.


STATE AND LOCAL TAXES

    Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal Securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES

    The business and affairs of each Fund are managed under the direction of the Trust's Board of Trustees. The SAI contains information about the Board of Trustees.

INVESTMENT ADVISER


    Denver Investment Advisors LLC, with principal offices at 1225 17th Street, 26th Floor, Denver, Colorado 80202, serves as the investment adviser to the Funds. The Adviser was organized in 1994. It is owned by the principal officers and employees of its predecessor firm. As of May 31, 2000, it had approximately $7.1 billion in assets under active management, including $660 million for twelve investment company portfolios.


    Denver Investment Advisors provides a continuous investment program for the Funds, including investment research and management. The Adviser makes investment decisions for the Funds and places orders for all purchases and sales of the Funds' portfolio securities.

MANAGEMENT EXPENSES

    For the fiscal year ended May 31, 2000, each Fund paid the Adviser an advisory fee. The fees are set forth below and are expressed as an annual percentage of a Fund's average daily net assets.


FEE SCHEDULE                                              EFFECTIVE ADVISORY FEES
--------------------------------------------------------- ------------------------------
Westcore MIDCO Growth Fund                                            0.60%
--------------------------------------------------------- ------------------------------
Westcore Growth and Income Fund                                       0.12%
--------------------------------------------------------- ------------------------------
Westcore Small-Cap Growth Fund*                                       1.00%
--------------------------------------------------------- ------------------------------
Westcore Select Fund*                                                 0.65%
--------------------------------------------------------- ------------------------------
Westcore International Frontier Fund*                                 1.20%
--------------------------------------------------------- ------------------------------
Westcore International Select Fund*                                   1.05%
--------------------------------------------------------- ------------------------------
Westcore Blue Chip Fund                                               0.53%
--------------------------------------------------------- ------------------------------
Westcore Mid-Cap Opportunity Fund                                     0.00%
--------------------------------------------------------- ------------------------------
Westcore Small-Cap Opportunity Fund                                   0.65%
--------------------------------------------------------- ------------------------------
Westcore Flexible Income Fund                                         0.17%
--------------------------------------------------------- ------------------------------
Westcore Plus Bond Fund                                               0.22%
--------------------------------------------------------- ------------------------------
Westcore Colorado Tax-Exempt Fund                                     0.03%
--------------------------------------------------------- ------------------------------



*The Small-Cap Growth Fund, Select Fund, International Frontier Fund and International Select Fund have operated for less than a full fiscal year. The fees stated represent the maximum advisory fees.

INVESTMENT PERSONNEL

    TODGER ANDERSON, CFA, President of Denver Investment Advisors, has been primarily responsible for the day-to-day management of Westcore MIDCO Growth Fund since its inception (August 1, 1986). Mr. Anderson has been a portfolio manager with Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1975. Mr. Anderson works with other securities analysts of the Adviser who from time to time purchase and sell specific securities under his supervision.

    MILFORD H. SCHULHOF, II, a Vice President of Denver Investment Advisors, has been primarily responsible for the day-to-day management of Westcore Growth and Income Fund since October 1995. Mr. Schulhof has been a Vice President and portfolio manager with Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1985. Mr. Schulhof works with other securities analysts of the Adviser who from time to time purchase and sell specific securities under his supervision.


    JOHN N. KARNS, CFA, a Vice President of Denver Investment Advisors, has been primarily responsible for managing the portfolios of small-cap and large-cap institutional clients as well as managing Denver Investment Advisors' IPO investments. Mr. Karns has had primary responsibility for the day-to-day management of Westcore Small-Cap Growth Fund since its inception (October 1,
1999). Prior to joining Denver Investment Advisors in 1998, Mr. Karns worked as a vice president and co-portfolio manager at Salomon Smith Barney for three years and in institutional research for one year.



    GERALD W. PETERSON, CFA, a Vice President of Denver Investment Advisors, has been primarily responsible for analyzing a diverse set of industry sectors for the MIDCO style of investing. Upon becoming responsible for the day-to-day management for Westcore Select Fund at its inception (October 1, 1999), he expanded his focus to include all industry sectors. Prior to joining Denver Investment Advisors in 1982, Mr. Petersen served eight years as assistant vice president and portfolio manager at National Investment Services of America and six years as an investment officer at CNA Financial.



    MICHAEL W. GERDING, CFA, a Vice President of Denver Investment Advisors, has been primarily responsible for managing international portfolios and has been primarily responsible for the day-to-day management of Westcore International Frontier Fund since its inception (December 15, 1999) and of Westcore International Select Fund since its inception (November 1, 2000). Prior to joining Denver Investment Advisors in 1999, he was senior-vice president of investments for Founders Asset Management LLC where he served as the lead portfolio manager for Founders Passport Fund since its inception in 1993 and for Founders Worldwide Growth Fund since 1990. He also served as portfolio manager or co-portfolio manager for Founders International Equity Fund from its inception in 1995 until 1997. Mr. Gerding also served as a portfolio manager and research analyst with NCNB Texas from 1985 to 1990.



    CHARLOTTE PETERSEN, CFA, a Vice President of Denver Investment Advisors, has been primarily responsible for the day-to-day management of Westcore Blue Chip Fund since April 12, 2000, having been co-manager since January 18, 2000. Ms. Petersen's 14 years of research and portfolio management experience include working with both value and growth styles. She has also been primarily responsible for managing portfolios of large institutional clients for Denver Investment Advisors since 1993.


    CHRISTIANNA WOOD, CFA, a Vice President and Director of Value Strategies with Denver Investment Advisors, has been primarily responsible for the day-to-day management of Westcore Mid-Cap Opportunity Fund since its inception and Westcore Small-Cap Opportunity Fund since April 12, 2000. Ms. Wood has been a portfolio manager of small- to mid-cap companies for over 17 years, and has been with Denver Investment Advisors since 1996.

    JEROME R. POWERS, CFA, a Vice President of Denver Investment Advisors, has been primarily responsible for the day-to-day management of Westcore Flexible Income and Plus Bond Funds (formerly the Westcore Long-Term and Intermediate-Term Bond Funds, respectively) since October 1, 1997 and has co-managed the Westcore Flexible Income Fund with Alex Lock and the Westcore Plus Bond Fund with Glen T. Cahill since October 1, 2000. He has been with the Adviser since 1997 and has been active in the management of fixed-income securities for 18 years.



    ALEX LOCK, a Vice President of Denver Investment Advisors, has been primarily responsible for the day-to-day co-management of Westcore Flexible Income Fund with Jerome R. Powers since October 1, 2000. He has been with the Adviser since 1989 and has been active in the management of fixed-income securities for 11 years.



    GLEN T. CAHILL, CFA, a Vice President of Denver Investment Advisors, has been primarily responsible for the day-to-day co-management of Westcore Plus Bond Fund with Jerome R. Powers since October 1, 2000. He has been with the Adviser since 1984 and has been active in the management of fixed-income securities for 16 years.


    THOMAS B. STEVENS, CFA, a Vice President of Denver Investment Advisors, has been primarily responsible for the day-to-day management of the Westcore Colorado Tax-Exempt Fund since May 28, 1999. Mr. Stevens has 29 years' experience in the institutional bond market and has been with the Adviser since 1986.

CO-ADMINISTRATORS

    ALPS Mutual Fund Services, Inc. and Denver Investment Advisors serve as co-administrators to the Funds and receive fees in such capacity. Pursuant to a separate agreement, ALPS has agreed to maintain the financial accounts and records of each Fund and to compute the net asset value and certain other financial information relating to each Fund. Pursuant to another agreement, ALPS responds to certain shareholder inquiries and transaction requests received via telephone.

    The Trust has agreed to reimburse Denver Investment Advisors for costs incurred by Denver Investment Advisors for providing recordkeeping and sub-accounting services to persons who beneficially own shares of a Fund through omnibus accounts ("Beneficial Shares"). The amount reimbursed with respect to a Fund will not exceed the lesser of the costs actually borne by Denver Investment Advisors or the effective rate for transfer agency services borne by a Fund without taking into account such Beneficial Shares and applying such rate to such Beneficial Shares. The Administrators are also authorized to make payments from their administrative fees or other sources to persons for providing services to a Fund or its shareholders.

FINANCIAL HIGHLIGHTS


    The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request. Westcore International Select Fund is not included, since it has not been in operation as of the end of a fiscal year.

WESTCORE MIDCO GROWTH FUND


----------------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------
FOR THE YEAR ENDED MAY 31,*                    2000             1999              1998             1997              1996
----------------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------
Net asset value
  beginning of the period                    $  20.03           $20.54          $  20.92         $  22.90          $  17.12
----------------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)
  Net realized and unrealized                   (0.17)           (0.23)            (0.17)           (0.15)            (0.08)
    gain/(loss) on investments
                                                 7.08             2.22              3.03             1.19              6.58
----------------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------
Total income/(loss) from
  investment operations                          6.91             1.99              2.86             1.04              6.50
----------------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------
DISTRIBUTIONS
----------------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------
Dividends from net investment
  income                                         0.00             0.00              0.00             0.00              0.00
Distributions from net realized                 (8.85)           (2.50)            (3.24)           (3.02)            (0.72)
  gain on investments
----------------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------
Total distributions                             (8.85)           (2.50)            (3.24)           (3.02)            (0.72)
----------------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------
Net asset value, end of period               $  18.09           $20.03          $  20.54         $  20.92          $  22.90
----------------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------
Total return                                    35.63%           11.87%            15.10%            5.27%            38.62%
----------------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
    thousands)                               $232,354         $277,924          $565,293         $590,008          $656,490
  Ratio of expenses to average
    net assets                                   1.15%            1.15%             1.13%            1.14%             1.08%
  Ratio of expenses to average
    net assets without fee waivers               1.21%            1.19%             1.13%            1.14%             1.10%
  Ratio of net income/(loss) to
    average net assets                          (0.81)%          (0.63)%           (0.71)%          (0.70)%           (0.42)%
  Ratio of net investment
    income/(loss) to average net                (0.87)%          (0.68)%           (0.71)%          (0.71)%           (0.44)%
    assets without fee waivers
  Portfolio turnover rate (1)                  117.65%          116.46%            75.79%           60.78%            62.83%
----------------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------



(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2000, were $299,173,753 and $411,389,291, respectively.


*Year ended May 30 for 1997, Year ended May 29 for 1998 and Year ended May 28 for 1999.

Financial Highlights

  WESTCORE GROWTH AND INCOME FUND (1)



-------------------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------
FOR THE YEAR ENDED MAY 31,*                        2000            1999(3)            1998             1997              1996
-------------------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------
Net asset value
  beginning of the period                       $ 12.30           $ 13.74          $ 13.03           $ 12.32          $ 10.50
-------------------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)                    (0.06)             0.00(4)          0.01              0.07             0.15
  Net realized and unrealized
     gain/(loss) on investments                    5.27              0.66             2.54              2.19             2.57
-------------------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------
Total income/(loss) from
  investment operations                            5.21              0.66             2.55              2.26             2.72
-------------------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------
DISTRIBUTIONS
-------------------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------
Dividends from net investment
  income                                          (0.01)            (0.01)           (0.07)            (0.11)           (0.24)
Distributions from net realized
  gain on investments                             (2.26)            (2.09)           (1.77)            (1.44)           (0.66)
-------------------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------
Total distributions                               (2.27)            (2.10)           (1.84)            (1.55)           (0.90)
-------------------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------
Net asset value, end of period                  $ 15.24           $ 12.30          $ 13.74           $ 13.03          $ 12.32

-------------------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------
Total return                                      44.88%             6.25%           20.74%            19.71%           27.25%
-------------------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)                                 $16,157           $12,789          $15,160           $20,725          $25,387
  Ratio of expenses to average net assets          1.15%             1.15%            1.15%             1.15%            1.22%
  Ratio of expenses to average net assets
     without fee waivers                           1.73%             1.75%            1.71%             1.56%            1.51%
  Ratio of net income/(loss) to
     average net assets                           (0.46)%            0.02%            0.40%             0.75%            1.34%
  Ratio of net investment
     income/(loss) to average net                 (1.04)%           (0.58)%          (0.16)%            0.33%            1.05%
     assets without fee waivers
  Portfolio turnover rate (2)                     81.19%            72.59%           41.40%            39.80%           88.31%
-------------------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------


(1) The Westcore Equity Income Fund is the former name of the Westcore Growth and Income Fund. The Fund's name was changed as of January 1, 1996, to reflect a different investment objective and different investment policies. Prior to January 1, 1996, the Fund's investment objective was to seek reasonable income through investments in income-producing securities. As of January 1, 1996, the Fund's investment objective was revised to seek long-term total return through capital appreciation and current income. A new portfolio manager has managed the Fund since October 1995. Past performance is not intended to be indicative or representative of future performance.


(2) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2000, were $11,301,169 and $13,655,734, respectively.


(3) Per share amounts calculated based on the average shares outstanding during the period.

(4) Less than $.005 per share.

* Year ended May 30 for 1997, Year ended May 29 for 1998 and Year ended May 28 for 1999.

  WESTCORE SMALL-CAP GROWTH FUND



-------------------------------------------------- ---------------
FOR THE YEAR ENDED MAY 31,*                             2000
-------------------------------------------------- ---------------
Net asset value
  beginning of the period                             $ 10.00
-------------------------------------------------- ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)                          (0.01)
  Net realized and unrealized
    gain/(loss)                                          7.03
-------------------------------------------------- ---------------
Total income/(loss) from
  investment operations                                  7.02
-------------------------------------------------- ---------------
DISTRIBUTIONS
-------------------------------------------------- ---------------
Dividends from net investment
  income                                                (0.03)
Distributions from net realized
  gain on investments                                    0.00
-------------------------------------------------- ---------------
Total distributions                                     (0.03)
-------------------------------------------------- ---------------
Net asset value, end of period                        $ 16.99
-------------------------------------------------- ---------------
Total return                                            70.11%
-------------------------------------------------- ---------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
    thousands)                                        $21,771
  Ratio of expenses to average
    net assets                                           1.30%(2)
  Ratio of expenses to average
    net assets without fee waivers                       1.72%(2)
  Ratio of net income/(loss) to
    average net assets                                  (0.08)%(2)
  Ratio of net investment
    income/(loss) to average net
    assets without fee waivers                          (0.50)%(2)
  Portfolio turnover rate(1)                           149.88%
-------------------------------------------------- ---------------



(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2000, were $57,669,714 and $31,429,598, respectively.



(2) Annualized.



*For the period October 1, 1999 (inception of offering) to May 31, 2000.

  WESTCORE SELECT FUND



-------------------------------------------------- ---------------
FOR THE YEAR ENDED MAY 31,*                             2000
-------------------------------------------------- ---------------
Net asset value
  beginning of the period                             $ 10.00
-------------------------------------------------- ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)                          (0.00)(3)
  Net realized and unrealized
    gain/(loss)                                         13.29
-------------------------------------------------- ---------------
Total income/(loss) from
  investment operations                                 13.29
-------------------------------------------------- ---------------
DISTRIBUTIONS
-------------------------------------------------- ---------------
Dividends from net investment
  income                                                (0.01)
Distributions from net realized
  gain on investments                                   (0.80)
-------------------------------------------------- ---------------
Total distributions                                     (0.81)
-------------------------------------------------- ---------------
Net asset value, end of period                        $ 22.48
Total return                                           134.33%
-------------------------------------------------- ---------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
    thousands)                                        $36,037
  Ratio of expenses to average
    net assets                                           1.15%(2)
  Ratio of expenses to average
    net assets without fee waivers                       1.39%(2)
  Ratio of net income/(loss) to
    average net assets                                  (0.02)%(2)
  Ratio of net investment
    income/(loss) to average net
    assets without fee waivers                          (0.26)%(2)
  Portfolio turnover rate(1)                          1142.65%
-------------------------------------------------- ---------------



(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2000, were $267,570,764 and $250,392,609, respectively.



(2) Annualized.



(3) Less than ($.005) per share.


* For the period October 1, 1999 (inception of offering) to May 31, 2000.

Financial Highlights



  WESTCORE INTERNATIONAL FRONTIER FUND



-------------------------------------------------- ---------------
FOR THE YEAR ENDED MAY 31,*                            2000
-------------------------------------------------- ---------------
Net asset value
  beginning of the period                             $ 10.00
-------------------------------------------------- ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)                           0.03
  Net realized and unrealized
    gain/(loss)                                          1.58
-------------------------------------------------- ---------------
Total income/(loss) from
  investment operations                                  1.61
-------------------------------------------------- ---------------
DISTRIBUTIONS
-------------------------------------------------- ---------------
Dividends from net investment
  income                                                (0.01)
Distributions from net realized
  gain on investments                                    0.00
-------------------------------------------------- ---------------
Total distributions                                     (0.01)
-------------------------------------------------- ---------------
Net asset value, end of period                        $ 11.60
Total return                                            16.12%
-------------------------------------------------- ---------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
      thousands)                                      $21,613
  Ratio of expenses to average
      net assets                                         1.50%(2)
  Ratio of expenses to average
      net assets without fee waivers                     2.08%(2)
  Ratio of net income/(loss) to
    average net assets                                   0.39%(2)
  Ratio of net investment
    income/(loss) to average net
    assets without fee waiver                           (0.19)%(2)
  Portfolio turnover rate(1)                            93.31%
-------------------------------------------------- ---------------



(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2000, were $32,280,702 and $14,204,812, respectively.



(2) Annualized.



* For the period December 15, 1999 (inception of offering) to May 31, 2000.

WESTCORE BLUE CHIP FUND


------------------------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
FOR THE YEAR ENDED MAY 31,*                     2000             1999              1998             1997              1996
------------------------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
Net asset value
  beginning of the period                     $ 17.23           $ 18.81           $ 18.15           $ 17.41          $ 14.70

------------------------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)                   0.00              0.04              0.13              0.19             0.25
  Net realized and unrealized
    gain/(loss) on investments                   0.02              1.07              4.66              3.65             4.03
------------------------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
Total income/(loss) from
  investment operations                          0.02              1.11              4.79              3.84             4.28
------------------------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
DISTRIBUTIONS
------------------------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
Dividends from net investment
  income                                         0.00             (0.07)            (0.14)            (0.22)           (0.27)
Distributions from net realized
  gain on investments                           (2.52)            (2.62)            (3.99)            (2.88)           (1.30)
------------------------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
Total distributions                             (2.52)            (2.69)            (4.13)            (3.10)           (1.57)
------------------------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
Net asset value, end of period                $ 14.73           $ 17.23           $ 18.81           $ 18.15          $ 17.41
------------------------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
Total return                                     1.01%             7.42%            29.53%            24.28%           30.48%
------------------------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
    thousands)                                $51,892           $69,354           $72,477           $66,450          $68,286
  Ratio of expenses to average
    net assets                                   1.15%             1.15%             1.15%             1.15%            1.10%
  Ratio of expenses to average
    net assets without fee waivers               1.28%             1.25%             1.23%             1.21%            1.25%
  Ratio of net income/(loss) to
    average net assets                           0.02%             0.19%             0.60%             1.02%            1.52%
  Ratio of net investment
    income/(loss) to average net                (0.11)%            0.09%             0.52%             0.97%            1.38%
    assets without fee waivers
  Portfolio turnover rate (1)                   73.95%            73.39%            48.50%            43.47%           65.11%
------------------------------------------ ---------------- ----------------- ---------------- ----------------- ----------------



(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2000, were $43,443,983 and $60,894,183, respectively.



*Year ended May 30 for 1997, Year ended May 29 for 1998 and Year ended May 28 for 1999.

Financial Highlights



  WESTCORE MID-CAP OPPORTUNITY FUND



-------------------------------------------------- --------------- ----------------
FOR THE YEAR ENDED MAY 31,*                            2000            1999*
-------------------------------------------------- --------------- ----------------
Net asset value
  beginning of the period                             $ 11.05          $ 10.00
-------------------------------------------------- --------------- ----------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)                          (0.02)           (0.01)
  Net realized and unrealized
    gain/(loss)                                          3.45             1.06
-------------------------------------------------- --------------- ----------------
Total income/(loss) from
  investment operations                                  3.43             1.05
-------------------------------------------------- --------------- ----------------
DISTRIBUTIONS
-------------------------------------------------- --------------- ----------------
Dividends from net investment
  income                                                 0.00(2)          0.00
Distributions from net realized
  gain on investments                                    0.00             0.00
-------------------------------------------------- --------------- ----------------
Total distributions                                      0.00             0.00
-------------------------------------------------- --------------- ----------------
Net asset value, end of period                        $ 14.48          $ 11.05
Total return                                            31.08%           10.50%
-------------------------------------------------- --------------- ----------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
    thousands)                                        $ 3,011          $ 2,585
  Ratio of expenses to average
    net assets                                           1.25%            1.25%**
  Ratio of expenses to average
    net assets without fee waivers                       3.51%            5.33%**
  Ratio of net income/(loss) to
    average net assets                                  (0.18)%          (0.11)%**
  Ratio of net investment
    income/(loss) to average net
    assets without fee waivers                          (2.44)%          (4.19)%**
  Portfolio turnover rate(1)                           159.34%           71.65%
-------------------------------------------------- --------------- ----------------



(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2000, were $4,048,606 and $4,309,880, respectively.



(2) Less than ($.005) per share.



 * For the period October 1, 1998 (inception of offering) to May 28, 1999. ** Annualized.

FINANCIAL HIGHLIGHTS



  WESTCORE SMALL-CAP OPPORTUNITY FUND



-----------------------------------------------   ----------     ----------     ----------     ----------     ----------
FOR THE YEAR ENDED MAY 31,*                          2000           1999           1998           1997           1996
-----------------------------------------------   ----------     ----------     ----------     ----------     ----------
Net asset value
  beginning of the period                         $    20.18     $    26.71     $    23.87     $    21.35     $    15.95
-----------------------------------------------   ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)
  Net realized and unrealized                           0.03           0.08           0.01           0.03           0.04
    gain/(loss) on investments
                                                        0.01          (5.35)          6.83           3.37           5.86
-----------------------------------------------   ----------     ----------     ----------     ----------     ----------
Total income/(loss) from
  investment operations                                 0.04          (5.27)          6.84           3.40           5.90
-----------------------------------------------   ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS
-----------------------------------------------   ----------     ----------     ----------     ----------     ----------
Dividends from net investment
  income                                               (0.09)         (0.05)         (0.03)         (0.02)         (0.06)
Distributions from net realized
  gain on investments                                   0.00          (1.21)         (3.97)         (0.86)         (0.44)
-----------------------------------------------   ----------     ----------     ----------     ----------     ----------
Total distributions                                    (0.09)         (1.26)         (4.00)         (0.88)         (0.50)
-----------------------------------------------   ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                    $    20.13     $    20.18     $    26.71     $    23.87     $    21.35
Total return                                            0.20%        (19.72)%        30.40%         16.28%         37.49%
-----------------------------------------------   ----------     ----------     ----------     ----------     ----------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
    thousands)                                    $   34,558     $   88,635     $   61,069     $   35,962     $   23,951
  Ratio of expenses to average
    net assets                                          1.30%          1.30%          1.30%          1.30%          1.30%
  Ratio of expenses to average
    net assets without fee waivers                      1.67%          1.63%          1.66%          1.69%          2.20%
  Ratio of net income/(loss) to
    average net assets                                  0.25%          0.37%          0.03%          0.11%          0.24%
  Ratio of net investment
    income/(loss) to average net                       (0.12)%         0.04%         (0.33)%        (0.28)%        (0.67)%
    assets without fee waivers
  Portfolio turnover rate(1)                           99.84%         82.47%         78.48%         77.73%         47.83%
-----------------------------------------------   ----------     ----------     ----------     ----------     ----------



(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2000, were $66,836,764 and $116,207,645, respectively.



*Year ended May 30 for 1997, Year ended May 29 for 1998 and Year ended May 28 for 1999.

Financial Highlights


WESTCORE FLEXIBLE INCOME FUND(1)



-----------------------------------------------   ----------     ----------     ----------     ----------     ----------
FOR THE YEAR ENDED MAY 31,*                          2000           1999           1998           1997           1996
-----------------------------------------------   ----------     ----------     ----------     ----------     ----------
Net asset value
  beginning of the period                         $     9.87     $    10.36     $     9.67     $     9.59     $     9.87
-----------------------------------------------   ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)
  Net realized and unrealized                           0.58           0.57           0.60           0.62           0.61
    gain/(loss) on investments
                                                       (0.58)         (0.43)          0.96           0.26          (0.27)
-----------------------------------------------   ----------     ----------     ----------     ----------     ----------
Total income/(loss) from
  investment operations                                 0.00           0.14           1.56           0.88           0.34
-----------------------------------------------   ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS
-----------------------------------------------   ----------     ----------     ----------     ----------     ----------
Dividends from net investment
  income                                               (0.58)         (0.57)         (0.60)         (0.63)         (0.62)
Distributions from net realized
  gain on investments                                  (0.10)         (0.06)         (0.27)         (0.17)          0.00
-----------------------------------------------   ----------     ----------     ----------     ----------     ----------
Total distributions                                    (0.68)         (0.63)         (0.87)         (0.80)         (0.62)
-----------------------------------------------   ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                    $     9.19     $     9.87     $    10.36     $     9.67     $     9.59
Total return                                            0.11%          1.21%         16.63%          9.40%          3.41%
-----------------------------------------------   ----------     ----------     ----------     ----------     ----------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
thousands)                                        $   23,596     $   21,798     $   18,466     $   20,160     $   25,070
  Ratio of expenses to average
net assets                                              0.95%          0.95%          0.95%          0.95%          0.90%
  Ratio of expenses to average
net assets without fee waivers                          1.26%          1.22%          1.23%          1.15%          1.07%
  Ratio of net income/(loss) to
    average net assets                                  6.11%          5.47%          5.87%          6.37%          6.07%
  Ratio of net investment
    income/(loss) to average net                        5.80%          5.21%          5.58%          6.18%          5.90%
    assets without fee waivers
  Portfolio turnover rate(2)                           36.02%         15.97%         11.05%         27.76%         33.10%
-----------------------------------------------   ----------     ----------     ----------     ----------     ----------


(1) The Westcore Long-Term Bond Fund is the former name of the Westcore Flexible Income Fund. The Fund's name was changed as of October 1, 2000 to reflect a different investment objective and different investment policies. Prior to October 1, 2000, the Fund's investment objective was to seek a long-term total rate of return by investing primarily in investment grade bonds. As of October 1, 2000, the Fund's investment objective was revised to seek a long-term total rate of return, consistent with preservation of capital. Past performance is not intended to be indicative or representative of future performance.


(2) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2000, were $10,617,290 and $7,773,879, respectively.


*Year ended May 30 for 1997, Year ended May 29 for 1998 and Year ended May 28 for 1999.

Financial Highlights



  WESTCORE PLUS BOND FUND(1)



---------------------------------------------   ----------     ----------     ----------     ----------     ----------
FOR THE YEAR ENDED MAY 31,*                        2000           1999           1998           1997           1996
---------------------------------------------   ----------     ----------     ----------     ----------     ----------
Net asset value
  beginning of the period                       $    10.27     $    10.51     $    10.23     $    10.10     $    10.27
---------------------------------------------   ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)
  Net realized and unrealized                         0.63           0.61           0.61           0.60           0.60
    gain/(loss) on investments
                                                     (0.46)         (0.24)          0.28           0.13          (0.17)
---------------------------------------------   ----------     ----------     ----------     ----------     ----------
Total income/(loss) from
  investment operations                               0.17           0.37           0.89           0.73           0.43
---------------------------------------------   ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS
---------------------------------------------   ----------     ----------     ----------     ----------     ----------
Dividends from net investment
  income                                             (0.63)         (0.61)         (0.61)         (0.60)         (0.60)
Distributions from net realized
  gain on investments                                 0.00           0.00           0.00           0.00           0.00
---------------------------------------------   ----------     ----------     ----------     ----------     ----------
Total distributions                                  (0.63)         (0.61)         (0.61)         (0.60)         (0.60)
---------------------------------------------   ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                  $     9.81     $    10.27     $    10.51     $    10.23     $    10.10
Total return                                          1.67%          3.54%          8.88%          7.43%          4.26%
---------------------------------------------   ----------     ----------     ----------     ----------     ----------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
thousands)                                      $   34,208     $   41,155     $   50,159     $   63,169     $   83,039
  Ratio of expenses to average
net assets                                            0.85%          0.85%          0.85%          0.85%          0.81%
  Ratio of expenses to average
net assets without fee waivers                        1.11%          1.01%          0.98%          0.97%          0.92%
  Ratio of net income/(loss) to
    average net assets                                6.18%          5.72%          5.77%          5.81%          5.78%
  Ratio of net investment
    income/(loss) to average net                      5.92%          5.57%          5.65%          5.68%          5.67%
    assets without fee waivers
  Portfolio turnover rate(2)                         37.26%         24.68%         23.45%         27.47%         71.97%
---------------------------------------------   ----------     ----------     ----------     ----------     ----------



(1) The Westcore Intermediate Term Bond Fund is the former name of the Westcore Plus Bond Fund. The Fund's name was changed as of October 1, 2000 to reflect a different investment objective and different investment policies. Prior to October 1, 2000, the Fund's investment objective was to seek current income with less volatility of principal than funds with longer maturities by investing primarily in investment grade bonds. As of October 1, 2000, the Fund's investment objective was revised to seek a long-term total rate of return, consistent with preservation of capital, by investing primarily in investment grade bonds of varying maturities. Past performance is not intended to be indicative or representative of future performance.



(2) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2000, were $13,402,994 and $18,326,477, respectively.



*Year ended May 30 for 1997, Year ended May 29 for 1998 and Year ended May 28 for 1999.

Financial Highlights

WESTCORE COLORADO TAX-EXEMPT FUND


---------------------------------------------------   ----------     ----------     ----------     ----------     ----------
FOR THE YEAR ENDED MAY 31,*                              2000           1999           1998           1997           1996
---------------------------------------------------   ----------     ----------     ----------     ----------     ----------
Net asset value
  beginning of the period                             $    11.01     $    11.06     $    10.78     $    10.61     $    10.70
---------------------------------------------------   ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income/(loss)
  Net realized and unrealized                               0.46           0.47           0.50           0.50           0.52
    gain/(loss) on investments
                                                           (0.61)         (0.05)          0.28           0.17          (0.10)
---------------------------------------------------   ----------     ----------     ----------     ----------     ----------
Total income/(loss) from
  investment operations                                    (0.15)          0.42           0.78           0.67           0.42
---------------------------------------------------   ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS
---------------------------------------------------   ----------     ----------     ----------     ----------     ----------
Dividends from net investment
  income                                                   (0.46)         (0.47)         (0.50)         (0.50)         (0.51)
Distributions from net realized
  gain on investments                                       0.00           0.00           0.00           0.00           0.00
---------------------------------------------------   ----------     ----------     ----------     ----------     ----------
Total distributions                                        (0.46)         (0.47)         (0.50)         (0.50)         (0.51)
---------------------------------------------------   ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                        $    10.40     $    11.01     $    11.06     $    10.78     $    10.61
Total return                                               (1.36)%         3.80%          7.32%          6.46%          3.97%
---------------------------------------------------   ----------     ----------     ----------     ----------     ----------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
thousands)                                            $   37,055     $   45,506     $   31,501     $   21,348     $   13,922
  Ratio of expenses to average
net assets                                                  0.63%          0.53%          0.50%          0.50%          0.44%
  Ratio of expenses to average
net assets without fee waivers                              1.14%          1.09%          1.17%          1.21%          1.43%
  Ratio of net income/(loss) to
    average net assets                                      4.28%          4.21%          4.54%          4.73%          4.87%
  Ratio of net investment
    income/(loss) to average net                            3.77%          3.65%          3.87%          4.02%          3.88%
    assets without fee waivers
  Portfolio turnover rate(1)                               19.76%         12.12%         24.94%         30.78%         10.23%
---------------------------------------------------   ----------     ----------     ----------     ----------     ----------



(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2000, were $7,627,019 and $14,052,638, respectively.


*Year ended May 30 for 1997, Year ended May 29 for 1998 and Year ended May 28 for 1999.

APPENDIX A



          PRIOR PERFORMANCE OF INVESTMENT ADVISER FOR GROWTH AND INCOME MANAGEMENT STYLE


          On January 1, 1996, the name of Westcore's "Equity Income Fund" was changed to "Growth and Income Fund." The name change reflected a change to a growth and income investment objective and changes to investment policies of the Fund. This section provides performance information for the Investment Adviser's growth and income-investing composite.


          The table on page A-3 includes historical performance data of the Investment Adviser for the only actual discretionary accounts managed by the Investment Adviser during the periods indicated that had investment objectives, policies, strategies and risks substantially similar to those of the Westcore Growth and Income Fund. For the periods prior to October 1, 1995, the performance reflects that of a non-fee paying commingled account. For the period from October 1, 1995, through June 30, 1997, performance reflects that of the Growth and Income Fund. Subsequent to June 30, 1997, the performance also includes that of separately managed account(s) advised by the Investment Adviser. The Investment Adviser's Growth and Income performance has been restated to reflect certain expenses, as set forth in footnote 2 to the table.



          The data is provided to illustrate the past performance of the Adviser in managing substantially similar accounts as measured against a specified market index and does not solely represent the performance of the Westcore Growth and Income Fund. Investors should not consider this performance data as an indication of future performance of the Westcore Growth and Income Fund or of the Investment Adviser. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect brokerage commissions and execution costs paid by the account. The performance presentation is not audited.


          The commingled account and separately managed accounts whose performance is reflected on the following page was not subject to the same types of expenses to which the Westcore Growth and Income Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Westcore Growth and Income Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the commingled account and separately managed accounts could have been adversely affected if the accounts had been regulated as an investment company under the federal securities laws.

          The Investment Adviser's advisory fee schedule for growth and income investing is .65% of assets. Additional information concerning fees charged for investment services offered by the Investment Adviser is contained in
     Part II of the Investment Adviser's Form ADV, which is on file with the Securities and Exchange Commission and is available upon request.

INVESTMENT ADVISER'S GROWTH AND INCOME PERFORMANCE


---------------------------- ------------------------ ------------------------- ------------------------ -------------------------
                               Westcore Growth and                                 Assets Included in
                                   Income Fund         Investment Adviser's       Adviser's Growth and
                                (formerly Westcore       Growth and Income       Income Performance(1)    Standard & Poor's 500
         Year(1)              Equity Income Fund)(2)   Performance(2),(3),(4)        ($ thousands)              Index(5)
---------------------------- ------------------------ ------------------------- ------------------------ -------------------------
---------------------------- ------------------------ ------------------------- ------------------------ -------------------------
1990                                   (2.80)%                  (3.67)%              $42,455                       (3.05)%
---------------------------- ------------------------ ------------------------- ------------------------ -------------------------

---------------------------- ------------------------ ------------------------- ------------------------ -------------------------
1991                                   31.21%                   42.51%               $58,368                       30.46%
---------------------------- ------------------------ ------------------------- ------------------------ -------------------------

---------------------------- ------------------------ ------------------------- ------------------------ -------------------------
1992                                    4.96%                   12.09%               $63,106                        7.63%
---------------------------- ------------------------ ------------------------- ------------------------ -------------------------

---------------------------- ------------------------ ------------------------- ------------------------ -------------------------
1993                                   11.33%                   16.55%               $72,620                       10.08%
---------------------------- ------------------------ ------------------------- ------------------------ -------------------------

---------------------------- ------------------------ ------------------------- ------------------------ -------------------------
1994                                   (8.39)%                  (4.29)%              $69,021                        1.32%
---------------------------- ------------------------ ------------------------- ------------------------ -------------------------

---------------------------- ------------------------ ------------------------- ------------------------ -------------------------
1995                                   22.45%                   29.53%               $25,125                       37.58%
---------------------------- ------------------------ ------------------------- ------------------------ -------------------------

---------------------------- ------------------------ ------------------------- ------------------------ -------------------------
1996                                   23.25%                   22.85%               $20,294                       26.00%
---------------------------- ------------------------ ------------------------- ------------------------ -------------------------

---------------------------- ------------------------ ------------------------- ------------------------ -------------------------
1997                                   27.25%                   27.84%               $41,203                       33.36%
---------------------------- ------------------------ ------------------------- ------------------------ -------------------------

---------------------------- ------------------------ ------------------------- ------------------------ -------------------------
1998                                    6.63%                    8.74%               $42,000                       28.58%
---------------------------- ------------------------ ------------------------- ------------------------ -------------------------

---------------------------- ------------------------ ------------------------- ------------------------ -------------------------
1999                                   46.16%                   44.17%               $53,540                       21.04%
---------------------------- ------------------------ ------------------------- ------------------------ -------------------------

---------------------------- ------------------------ ------------------------- ------------------------ -------------------------
2000                                    6.87%                    6.96%               $56,560                       (0.42)%
---------------------------- ------------------------ ------------------------- ------------------------ -------------------------

---------------------------- ------------------------ ------------------------- ------------------------ -------------------------
Compounded Annual Return
For 5 Years Ended
June 30, 2000                          23.35%                   24.11%                    --                       23.80%
---------------------------- ------------------------ ------------------------- ------------------------ -------------------------

---------------------------- ------------------------ ------------------------- ------------------------ -------------------------
Compounded Annual Return
For 10 Years Ended
June 30, 1999                          15.40%                   18.93%                    --                       17.81%
---------------------------- ------------------------ ------------------------- ------------------------ -------------------------


(1) All periods are ended December 31 (and assets are provided at that date) except 2000 figures are for period ended (and assets at) June 30, 2000, and are not annualized.

(2) Annual total return is presented for each year ended December 31 except for period ended June 30, 2000, and compounded annual return is presented for each period, net of expenses. The performance of the Westcore Growth and Income Fund reflects voluntary fee waivers and/or expense reimbursements by the adviser and administrators of the Westcore Growth and Income Fund. These waivers and/or reimbursements may be modified or terminated. The Investment Adviser's Growth and Income performance has been restated so that each year's expenses reflect total expenses (before waivers) that were applicable to the Westcore Growth and Income Fund for the fiscal year ended immediately following that year.


(3) The Investment Adviser's Growth and Income performance figures for the periods prior to October 1, 1995 are those of a non-fee paying commingled account. For the period from October 1, 1995, through June 30, 1997, performance reflects that of the Growth and Income Fund. Subsequent to June 30, 1997, the performance also includes that of separately managed account(s) advised by the Investment Adviser.

(4) The performance figures for the Growth and Income Fund included in the Adviser's prior performance were initially calculated using the SEC method. All other performance figures were initially calculated using the AIMR method. All of the performance figures were then restated to reflect the gross fees and expenses applicable to the Growth and Income Fund for the comparable period.

(5) Annual total return is presented for each year ended December 31 except for period ended June 30, 2000, and compounded annual return is presented for each period. The S&P 500 Index is an unmanaged Index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects the investment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

    PRIOR PERFORMANCE OF INVESTMENT ADVISER FOR CORE PLUS BOND MANAGEMENT STYLE


        On October 1, 2000, the name of Westcore's "Intermediate-Term Bond Fund" was changed to "Plus Bond Fund." The name change reflected changes to the investment objective and investment policies of the Fund. This section provides performance information for the Investment Adviser's Core Plus Bond investing composite.

        The table on page A-5 includes historical performance data of the Investment Adviser for the only actual discretionary accounts managed by the Investment Adviser during the periods indicated that had investment objectives, policies, strategies and risks substantially similar to those of the Westcore Plus Bond Fund. The Investment Adviser's Core Plus Bond performance has been restated to reflect certain expenses, as set forth in footnote 2 to the table.


        The data is provided to illustrate the past performance of the Adviser in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Westcore Plus Bond Fund. Investors should not consider this performance data as an indication of future performance of the Westcore Plus Bond Fund or of the Investment Adviser. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect brokerage commissions and execution costs paid by the account. The performance presentation is not audited.


        The separately managed accounts whose performance is reflected on the following page was not subject to the same types of expenses to which the Westcore Plus Bond Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Westcore Plus Bond Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the separately managed accounts could have been adversely affected if the accounts had been regulated as an investment company under the federal securities laws.

        The Investment Adviser's advisory fee schedule for Core Plus Bond investing is 0.45% of assets. Additional information concerning fees charged for investment services offered by the Investment Adviser is contained in
    Part II of the Investment Adviser's Form ADV, which is on file with the Securities and Exchange Commission and is available upon request.

INVESTMENT ADVISER'S CORE PLUS BOND PERFORMANCE





---------------------------- -------------------------- ----------------------- ------------------------ -------------------------
                             Westcore Plus Bond Fund                               Assets Included in
                                (formerly Westcore       Investment Adviser's     Adviser's Core Plus
                              Intermediate-Term Bond        Core Plus Bond        Bond Performance(1)        Lehman Brothers
         Year(1)                     Fund)(2)             Performance(2),(3)          ($ thousands)       Aggregate Bond Index(4)
---------------------------- -------------------------- ----------------------- ------------------------ -------------------------
---------------------------- -------------------------- ----------------------- ------------------------ -------------------------
1992                                    7.14%                      8.28%             $50,673                        7.40%
---------------------------- -------------------------- ----------------------- ------------------------ -------------------------

---------------------------- -------------------------- ----------------------- ------------------------ -------------------------
1993                                    9.87%                     11.72%             $64,698                        9.75%
---------------------------- -------------------------- ----------------------- ------------------------ -------------------------

---------------------------- -------------------------- ----------------------- ------------------------ -------------------------
1994                                   (3.38)%                    (4.90)%            $61,736                       (2.92)%
---------------------------- -------------------------- ----------------------- ------------------------ -------------------------

---------------------------- -------------------------- ----------------------- ------------------------ -------------------------
1995                                   15.01%                     19.74%             $74,266                       18.48%
---------------------------- -------------------------- ----------------------- ------------------------ -------------------------

---------------------------- -------------------------- ----------------------- ------------------------ -------------------------
1996                                    3.79%                      3.40%             $86,959                        3.61%
---------------------------- -------------------------- ----------------------- ------------------------ -------------------------

---------------------------- -------------------------- ----------------------- ------------------------ -------------------------
1997                                    8.25%                      9.42%            $155,886                        9.67%
---------------------------- -------------------------- ----------------------- ------------------------ -------------------------

---------------------------- -------------------------- ----------------------- ------------------------ -------------------------
1998                                    6.47%                      7.58%            $177,037                        8.67%
---------------------------- -------------------------- ----------------------- ------------------------ -------------------------

---------------------------- -------------------------- ----------------------- ------------------------ -------------------------
1999                                    0.40%                     (1.23)%           $249,790                       (0.83)%
---------------------------- -------------------------- ----------------------- ------------------------ -------------------------

---------------------------- -------------------------- ----------------------- ------------------------ -------------------------
2000                                    2.92%                      3.44%            $265,933                        3.98%
---------------------------- -------------------------- ----------------------- ------------------------ -------------------------

---------------------------- -------------------------- ----------------------- ------------------------ -------------------------
Compounded Annual Return
For 5 Years Ended                       5.40%                      5.80%                  --                        6.24%
June 30, 2000
---------------------------- -------------------------- ----------------------- ------------------------ -------------------------

---------------------------- -------------------------- ----------------------- ------------------------ -------------------------
Compounded Annual Return
For 8 Years Ended                       5.80%                      6.58%                  --                        6.71%
June 30, 2000
---------------------------- -------------------------- ----------------------- ------------------------ -------------------------



(1) All periods are ended December 31 (and assets are provided at that date) except 2000 figures are for period ended (and assets at) June 30, 2000, and are not annualized.


(2) Annual total return is presented for each year ended December 31 except for period ended June 30, 2000, and compounded annual return is presented for each period, net of expenses. The performance of the Westcore Plus Bond Fund reflects voluntary fee waivers and/or expense reimbursements by the adviser and administrators of the Westcore Plus Bond Fund. These waivers and/or reimbursements may be modified or terminated. The Investment Adviser's Core Plus Bond performance has been restated so that each year's expenses reflect total expenses (before waivers) that were applicable to the Westcore Plus Bond Fund for the fiscal year ended immediately following that year.

(3) The Adviser's prior performance figures were initially calculated using the AIMR method. These performance figures were then restated to reflect the gross fees and expenses applicable to the Core Plus Bond Fund for the comparable period.

(4) Annual total return is presented for each year ended December 31 except for period ended June 30, 2000, and compounded annual return is presented for each period. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. The Index reflects the investment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

APPENDIX B


BOND RATING CATEGORIES

MOODY'S INVESTORS SERVICE, INC.


BOND RATING                         EXPLANATION
-----------                         -----------
Aaa                                 Highest quality, smallest degree of investment risk.

Aa                                  High quality; together with Aaa bonds, they compose the high-grade bond group.

A                                   Upper medium-grade obligations; some favorable investment attributes.

Baa                                 Medium-grade obligations; neither highly protected nor poorly secured.
                                    Interest and principal payments appear adequate for the present, but certain protective elements may be lacking or may be unreliable over any great length of time. Some speculative characteristics.

Ba                                  More uncertain, with speculative elements. Questionable protection of interest and principal payments.

B                                   Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

Caa                                 Poor standing, may be in default; elements of danger with respect to principal or interest payments.

Ca                                  Speculative in a high degree; may be in default.

C                                   Lowest-rated; extremely poor prospects of ever attaining investment standing; may be in default.

Con                                 Bonds for which the security depends upon completion of some act; rated conditionally.

STANDARD & POOR'S RATINGS GROUP, DIVISION OF MCGRAW HILL



BOND RATING                         EXPLANATION
-----------                         -----------
AAA                                 Highest rating; extremely strong capacity to pay interest and repay principal.

AA                                  High quality; very strong capacity to pay interest and repay principal.

A                                   Strong capacity to pay interest and repay principal; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

BBB                                 Adequate capacity to pay interest and repay principal; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay interest and repay principal than for higher rated bonds.

BB, B,                              Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.  BB - lowest degree of
CCC,                                speculation, C - highest degree of speculation. Quality and protective
CC, C                               characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.

D                                   In default.

[BACK COVER]

WHERE TO FIND MORE INFORMATION

More Fund information is available to you upon request and without charge:

ANNUAL AND SEMI-ANNUAL REPORT

The Annual and Semi-Annual Reports provide additional information about the Funds' investments, performance and portfolio holdings. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI includes additional information about the Funds' investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

Investors can get free copies of the Funds' Annual Report, Semi-Annual Report or SAI. They may also request other information about the Funds and make shareholder inquiries.

                  WRITE TO:         Westcore Funds
                                    370 17th Street
                                    Suite 3100
                                    Denver, CO  80202

BY PHONE: 1-800-392-CORE (2673)

E-MAIL:   www.westcore.com

Information about the Funds (including the Funds' SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Westcore Funds Investment Company Act File No. is 811-3373
Funds distributed by ALPS Mutual Funds Services, Inc., member NASD.


WC110
512566


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[FRONT COVER]

                                 [MOUNTAIN LOGO]

                                 WESTCORE FUNDS

                             EQUITY FUNDS PROSPECTUS

                       [Photograph of mountain and trees]

                                 October 1, 2000



                    Westcore Micro-Cap Fund

Westcore International Small-Cap Value Fund









                  -------------------------------------------------------------
                  Westcore Funds are managed by Denver Investment Advisors LLC.




THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUNDS' SHARES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

Table of Contents

                                                                          PAGES

Risk/Return Summary...........................................................3
Westcore Equity Funds.........................................................3
Fees and Expenses of the Funds................................................5
Types of Investment Risk......................................................6
How to Invest and Obtain Information.........................................14
How to Contact Westcore Funds................................................14
Purchasing Shares............................................................14
Exchanging Shares............................................................16
Redeeming Shares.............................................................17
Additional Information on Telephone and Online Service.......................18
General Account Policies.....................................................19
Distributions and Taxes......................................................22
Management of the Funds......................................................24
-------------------------------------------------------------------------------


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

Risk/Return Summary

WESTCORE EQUITY FUNDS

     THE WESTCORE EQUITY FUNDS are designed for long-term investors seeking capital appreciation who can tolerate the risks associated with investments in common stocks.

WHAT ARE THE INVESTMENT OBJECTIVES OF THE WESTCORE EQUITY FUNDS?

WESTCORE GROWTH FUND:

     o WESTCORE MICRO-CAP FUND - long-term growth of capital primarily through investments in very small companies with growth potential.

WESTCORE INTERNATIONAL VALUE FUND:

     o WESTCORE INTERNATIONAL SMALL-CAP VALUE FUND - long-term capital appreciation by investing primarily in international companies with small capitalizations whose stocks appear to be undervalued.


Upon notice to shareholders, each Fund's investment objective may be changed by the trust's board of trustees without the approval of shareholders.


WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE WESTCORE EQUITY FUNDS?

     WESTCORE GROWTH FUNDS: emphasize investments in companies that have the potential to grow their earnings faster than the general economy.

     The portfolio managers of the Growth Funds perform intensive research to identify companies in businesses and economic sectors with attractive growth prospects. To identify attractive stocks, the portfolio managers study a company's business by analyzing its financial information, industry, markets and competitors, frequently visiting their operations and/or interviewing management. Generally, a company is considered for a Fund if the portfolio managers believe the company's management team has the ability to execute their business plans and increase market share with innovative products or services, strong balance sheets and/or the access to money to finance their growth. Stocks may be sold when conditions have changed and the company's prospects are no longer attractive. If the portfolio manager is unable to find investments with above average revenue and earnings growth potential, a significant portion of the Fund's assets may be in cash or similar investments.

     WESTCORE MICRO-CAP FUND invests primarily in common stock of a limited number of very small companies which appear to have above average revenue and earnings growth potential. This includes, but is not limited to, Initial Public Offerings ("IPO"), a corporation's first offering of stock to the public. Very small companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. Very small company stocks may have higher return/risk potential than larger company stocks, including small company stocks.

     Under normal market conditions at least 65% of the value of this Fund's total assets is invested in companies with market capitalizations of $500 million or less at the time of purchase.

     WESTCORE INTERNATIONAL VALUE FUNDS: emphasize investments in companies that are undervalued and have improving business prospects due to strong company and industry dynamics.

     As the first step in identifying stocks for purchase, the portfolio manager uses a variety of sources to find stocks that appear to be undervalued based on traditional measures such as price/earnings, price/book value and price/cash flow. The second step in the process involves fundamental research of companies in order to evaluate their business model, products and management. A Value Fund may sell a stock when the model indicates it is no longer undervalued or its fundamental business prospects change. If the portfolio manager is unable to locate attractive investment opportunities, a significant portion of the Fund's assets may be in cash or similar investments. The following describes our International Small-Cap Value Fund, which executes this strategy for small international companies.

     WESTCORE INTERNATIONAL SMALL-CAP VALUE FUND invests primarily in equity securities of international companies with market capitalizations of $1.5 billion or less at the time of purchase with unrecognized potential whose stocks appear to be undervalued. Under normal circumstances, the Fund invests at least 65% of its assets in common stocks of small-cap foreign companies in at least three different developed countries. In addition, the Fund may invest in larger foreign companies or in U.S.-based companies, if in our opinion, they represent better prospects for appreciation than smaller foreign companies or than foreign companies in general.

     The Fund considers foreign companies to include those domiciled outside the United States or with the principal trading market of their securities outside the United States. The Fund considers developed countries to include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. For purposes of determining the countries in which the Fund invests, the Fund considers emerging market countries to be those countries not listed as developed countries above.

     The Fund may enter into foreign currency exchange transactions from time to time to hedge the risks of fluctuations in foreign currencies.

     WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE WESTCORE EQUITY FUNDS?

     As with any equity fund, the value of your investment will fluctuate over short, or even extended periods of time in response to overall movements in the stock market (MARKET RISK). In addition, each of the Equity Funds is subject to the additional risk that the particular types of stocks held by the Fund will underperform other stocks and may decline in value (MANAGEMENT RISK). Therefore, you could lose money by investing in the Equity Funds.

     WESTCORE INTERNATIONAL SMALL-CAP VALUE FUND'S exposure to foreign markets can regularly affect the net asset value (NAV) and total return of the Fund due to fluctuations in currency exchange rates or changing political or economic conditions in a particular country (FOREIGN RISK). Emerging market securities are particularly subject to foreign risks. Therefore, the value of these Funds may be more volatile than equity funds investing only in domestic companies.

     The Fund may use a variety of currency hedging techniques to manage the exchange rate component of foreign risk, if the manager believes the use of these techniques will benefit the Fund. However, the Fund's performance could be worse if the manager's judgement proves incorrect.


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

     WESTCORE MICRO-CAP AND INTERNATIONAL SMALL-CAP VALUE FUNDS are subject to the additional risk that the stocks of smaller and newer issuers can be more volatile due to lack of financial resources, product diversification and competitive strengths of larger companies (SMALL COMPANY RISK). Therefore, the value of this Fund may be more volatile.

     WESTCORE MICRO-CAP FUND is subject to increased levels of small company risk because it invests in very small companies.

     WESTCORE MICRO-CAP FUND AND INTERNATIONAL SMALL-CAP VALUE FUND are non diversified. This means they may from time to time invest in fewer companies than diversified funds. These companies may react similarly to certain negative market or industry conditions. Also the appreciation or depreciation of a single stock may have a greater impact on net asset value than if the Funds held a greater number of issues (NON-DIVERSIFICATION risk). Therefore, the value of these Funds may be more volatile than funds which hold a greater number of issuers.

     WESTCORE MICRO-CAP AND WESTCORE INTERNATIONAL SMALL-CAP VALUE FUNDS may participate in the initial public offering (IPO) market. A significant portion of the Funds' returns may be attributable to their investments in IPOs. If the Funds have a smaller asset base, IPOs may have a magnified impact. As the Funds' assets grow, it is probable that the effect of the Funds' investments in IPOs on their total returns will decline, which may reduce the Funds' total returns. In addition, IPO shares, in particular, are subject to market risk and may be difficult or impossible to sell at the time and price that the Fund would like (LIQUIDITY RISK). The price of IPO shares can be volatile, due to factors including the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited investor information (IPO risk). The purchase of IPO shares may involve higher transaction costs.

     An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                                        Westcore            Westcore International
                                                                     Micro-Cap Fund            Small-Cap Value
                                                                     --------------            ---------------
        Shareholders Fees (fees paid directly from your                   None                       None
        investment)

        ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
        FROM FUND ASSETS)

        Management Fees(1)                                               1.30%                      1.05%

        Distribution (12b-1) Fees                                         None                       None

        Other Expenses(1)                                                1.02%                      0.88%

        Total Annual Fund Operating Expenses                             2.32%                      1.93%

        Fee Waiver and Expense Reimbursement(1)                         (0.72%)                    (0.43%)

        Net Annual Fund Operating Expenses(1)                            1.60%                      1.50%

(1) The Funds' Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for Micro-Cap and International

Small-Cap Value Funds until at least May 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.60% and 1.50% for each Fund, respectively, for the current fiscal year. You will be notified if these waivers and/or reimbursements are discontinued after that date resulting in a material change in the expense ratio.

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods and that Net Annual Operating Expenses for one year and Gross Annual Operating Expenses for additional years set forth in the table on pages 19 and 20 are incurred. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                              Westcore International
                                        Westcore Micro-Cap Fund                   Small-Cap Value
                                        -----------------------                   ---------------
             One Year                            $235                                  $196

             Three Years                          724                                   606

TYPES OF INVESTMENT RISK

     The principal risks of investing in each Fund are described previously in this prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks that may apply to the Funds. Risks associated with particular types of investments each Fund makes are described in this section and in the Statement of Additional Information referred to on the back page.

GENERAL RISKS OF INVESTING IN EACH OF THE FUNDS

LIQUIDITY RISK - ALL FUNDS

     Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to variable and floating rate demand notes; variable amount demand securities and restricted securities that the Funds may purchase; short-term funding agreements that each Fund may purchase; and the futures contracts in which each Fund may engage. Illiquid securities also include repurchase agreements, securities loans and time deposits with notice/termination dates of greater than seven days and certain securities subject to trading restrictions because they are not registered under the Securities Act of 1933. The Funds may purchase equity securities that are restricted as to resale, issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investment in public equity" or "pipes"). The pipes may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the pipes within a specified period of time, but there is no assurance that the pipes will be publicly registered.

     There may be no active secondary market for illiquid securities. Each Fund may invest up to 15% of its net assets at the time of purchase, in securities that are illiquid. A domestically traded security that is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

MANAGEMENT RISK - ALL FUNDS

     A strategy that the Adviser uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. Certain policies of each Fund, which may not be changed without a shareholder vote, are described in the Statement of Additional Information.

MARKET RISK - ALL FUNDS

     The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

     Each Fund's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

OTHER TYPES OF INVESTMENTS - ALL FUNDS

     This prospectus describes each Fund's principal investment strategies, and the types of securities in which each Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risk involved - are described in detail in the Statement of Additional Information, which is referred to on the back cover of this prospectus.

PORTFOLIO TURNOVER RISKS - ALL FUNDS, BUT PREDOMINANTLY MICRO-CAP FUND

     The Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses, which must be borne by a Fund and its shareholders. It may result in higher short-term capital gains taxable to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's return. See "Financial Highlights" for the Funds' historical portfolio turnover rates.

     The Adviser anticipates that the Westcore Micro-Cap Fund may have a high portfolio turnover during the current fiscal year.

TEMPORARY DEFENSIVE POSITIONS - ALL FUNDS

     Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments include various short-term instruments. If any Fund takes a temporary position at the wrong time, the position would have an adverse impact on that Fund's performance. The Fund may not achieve its investment objective. The Funds reserve the right to invest all of their assets in temporary defensive positions.

ADDITIONAL RISKS THAT APPLY TO PARTICULAR INVESTMENTS

CASH POSITION - ALL FUNDS


     When a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, including situations where he is unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, each Fund does not always stay fully invested in the stocks which constitute its principal investments. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. However, the portfolio manager may also temporarily increase the Fund's cash position to protect its assets or maintain liquidity. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in its principal investments.


CONVERTIBLE SECURITIES - ALL FUNDS

     These Funds may invest in convertible securities, including bonds and preferred stocks, which may be converted into common stock at a specified price or conversion ratio. The Funds use the same research-intensive approach and valuation techniques for selecting convertible securities as are used for the selection of common stocks.

     The value of a convertible security is influenced by both interest rates and the value of the underlying common stock.

DERIVATIVE RISK - ALL FUNDS, BUT PREDOMINANTLY INTERNATIONAL SMALL-CAP VALUE
FUND

     The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments which may be leveraged. A Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

     Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

     To the extent that a derivative is not used as a hedge, a Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS - ALL FUNDS, BUT PREDOMINANTLY INTERNATIONAL SMALL-CAP VALUE FUND

     These Funds may buy and sell securities and pay and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time. A Fund will purchase or sell foreign currencies on a "spot" or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts. Under a forward currency exchange contract, the Fund would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future. Forward currency exchange transactions establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. These contracts generally have no deposit requirement and are traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline. In addition, because there is a risk of loss to a Fund if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Fund's Board of Trustees.

     Forward foreign currency exchange contracts allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. It is thereby possible to focus on the opportunities presented by the security apart from the currency risk. Although these contracts are of short duration, generally between one and twelve months, they frequently are rolled over in a manner consistent with a more long-term currency decision. Although foreign currency hedging transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     A Fund may maintain "short" positions in forward foreign currency exchange transactions whereby the Fund would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price. This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes. In order to ensure that the short position is not used to achieve leverage with respect to a Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.

FOREIGN SECURITIES STRATEGIES AND RISKS - ALL FUNDS, BUT PREDOMINANTLY INTERNATIONAL SMALL-CAP VALUE FUND

     Foreign securities are subject to special risks not typically associated with domestic securities. The following are common examples of these special risks. The extent of these risks, however, varies from time to time and from country to country.

     o    less government regulation

     o    less public information

     o    less economic, political and social stability

     o    less security registration requirements

     o    less security settlement procedures and regulations

     o an adverse change in diplomatic relations between the U.S. and another country

     o    the imposition of withholding taxes on dividend income

     o    the seizure or nationalization of foreign holdings

     o    the establishment of exchange controls

     o    freezes on the convertibility of currency

     o the adoption of other governmental restrictions adversely affecting investment in foreign securities

     Investments in debt securities of foreign governments involve the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

     Emerging markets are generally countries located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. The securities traded within these markets are typically of companies with less liquidity and potentially greater price volatility. These countries may have less developed securities settlement procedures, which may delay or prevent security settlement, especially during market disruptions. As a result of these and other risks, including greater social, economic and political uncertainties, investments in these countries may present a greater risk to a Fund.

     Investments in foreign securities also involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

     Each of the Funds may invest in foreign currency denominated securities. A Fund which invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. The International Frontier Fund may hedge against foreign currency risk, and the other Funds may do so on unsettled trades, but none of the funds are required to do so.

     Investments in foreign securities may be in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) and similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. Up to 25% of the Westcore Micro-Cap Fund's assets may be invested in securities issued by foreign companies, either directly or indirectly through ADRs.

INITIAL PUBLIC OFFERINGS - ALL FUNDS


     Each of these Funds may invest a portion of its assets in securities of companies offering shares in IPOs. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of the Funds' portfolio and may lead to increased expenses to the Funds, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.


     The Funds' investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

OTHER INVESTMENT COMPANIES - ALL FUNDS

     The Funds may invest their cash balances, within the limits permitted by the Investment Company Act of 1940 (1940 Act), in other investment companies that invest in high quality, short-term debt securities or in a manner consistent with the Fund's investment objective. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareholders.

REITS - ALL FUNDS

     The Funds may invest in equity and/or debt securities issued by equity and mortgage REITs, which are real estate investment trusts. Equity REITs invest directly in real property. Mortgage REITs invest in mortgages on real property.

REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of these investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are also heavily dependent on cash flow and are subject to the risk that borrowers may default.

SECURITIES LENDING - ALL FUNDS


     These Funds may lend their portfolio securities to institutional investors as a means of earning additional income. Securities loans present risks of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 30% of its total assets (including the value of the collateral for the loan).

SMALL-CAP STOCK RISK - ALL FUNDS

     Smaller capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small-cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small companies in which the Funds may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.

     In addition, the Micro-Cap Fund's investments in unseasoned companies present risks considerably greater that investments in more established companies. Further, the securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. The disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgement, such disposition is not desirable or to make many small sales over a lengthy period of time.

U.S. GOVERNMENT OBLIGATIONS - ALL FUNDS

The Funds invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Direct obligations of the U.S. government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

YEAR 2000 RISKS - ALL FUNDS

     Over the past several years, the Adviser and the Funds' other major service providers expended considerable time and money in addressing the computer and technology issues associated with the transition to the Year 2000. As a result of those efforts, the Funds did not experience any material disruptions in their operations as a result of the transition to the 21st century. The Adviser and the Funds' other major service providers are continuing to monitor the Year 2000 or Y2K issue, however, and there can be no assurances that there will be no adverse impact to the Funds as a result of future computer-related Y2K difficulties.

WESTCORE FUNDS RISK SPECTRUM

     The spectrum below shows the Adviser's assessment of the potential risk of the Westcore Funds relative to one another. The spectrum is not indicative of the future volatility or performance of the Funds and should not be used to compare the Funds with other mutual funds or types of investments.


FUNDS                                 CONSERVATIVE      MODERATE     AGGRESSIVE
-----                                 ------------      --------     ----------

Westcore Micro-Cap Fund                                              __________


Westcore International Small-Cap
  Value Fund                                             __________

HOW TO INVEST AND OBTAIN INFORMATION

HOW TO CONTACT WESTCORE FUNDS

       ONLINE                         www.westcore.com:
 [COMPUTER GRAPHIC]
                                      Westcore Transaction
                                      Center 24 hours a day,
                                      seven days a week Access
                                      account information Place
                                      automatic transactions
---------------------------           ------------------------------------------
    BY TELEPHONE                      1-800-392-CORE (2673):
[TELEPHONE GRAPHIC]
                                      Westcore Investor Services
                                      Weekdays: 7 a.m. to 6 p.m. mountain time
                                      ------------------------------------------
                                      Westcore Automated Service
                                      Line 24 hours a day, seven
                                      days a week Access account
                                      information Place
                                      automatic transactions
                                      Order duplicate statements, tax forms or
                                      additional checkbooks for the
                                      BlackRock Money Market Portfolio
---------------------------           ------------------------------------------
   BY REGULAR MAIL                    Westcore Funds
   [LETTER GRAPHIC]                   P.O. Box 8319
                                      Boston, MA 02266-8319
---------------------------           ------------------------------------------
BY EXPRESS, CERTIFIED
  OR REGISTERED MAIL                  Westcore Funds
   [PLANE GRAPHIC]                    C/O BFDS
                                      66 Brooks Drive
                                      Braintree, MA 02184
---------------------------           ------------------------------------------
     IN PERSON                        Westcore Funds
  [PERSON GRAPHIC]                    370 17th Street, Suite 3100
                                      Denver, CO 80202
---------------------------           ------------------------------------------

HOW TO PURCHASE, EXCHANGE AND REDEEM

This section explains how to purchase, exchange and redeem your Westcore shares. It also explains various services and features offered in connection with your account. Please call us at 1-800-392-CORE (2673) if you have any questions or to obtain a New Account Application.

PURCHASING SHARES

You may purchase additional shares through any of the options below or in person at the location listed on page 32. In addition, if you are an existing shareholder, you may open a new account with identical registration and account options in another fund offered by Westcore by any of these methods.

      BY MAIL                         Opening a New Account Read this prospectus.
  [LETTER GRAPHIC]
                                      Send a completed application with your
                                      check and mail to appropriate address.

                                      Adding to Your Existing Account Complete
                                      the tear-off investment slip from your
                                      last statement and mail with your check to
                                      the appropriate address. Or, send your check and
                                      a written request following instructions on page
                                      37 and mail to the appropriate address.
---------------------                 -------------------------------------------------
   BY TELEPHONE*                      If you are an existing shareholder, you may
[TELEPHONE GRAPHIC]                   purchase additional shares by telephone.

                                      Call 1-800-392-CORE (2673) to speak with an
                                      Investor Service Representative from 7 a.m.
                                      to 6 p.m. mountain time or use the 24-hour
                                      Westcore Automated Service Line.
---------------------                 -------------------------------------------------
 BY ONLINE ACCESS*                    If you are an existing shareholder, you may
 [COMPUTER GRAPHIC]                   purchase additional shares online.

                                      Access the 24-hour Westcore Trans@ction
                                      Center located at WWW.WESTCORE.COM.
---------------------                 -------------------------------------------------
    BY AUTOMATIC                      Complete the Automatic Investment Plan Section
  INVESTMENT PLAN                     on your application to have money automatically
 [CALENDAR GRAPHIC]                   withdrawn from your bank account monthly,
                                      quarterly or annually.

                                      The minimum automatic investment must be the equivalent of at least $100 per month.

                                      To add this option to your account, please call
                                      1-800-392-CORE (2673) or access WWW.WESTCORE.COM
                                      for the appropriate form.
---------------------                 -------------------------------------------------
      BY WIRE                         You may purchase Westcore shares by wire transfer
  [WIRE GRAPHIC]                      from your bank account to your Westcore account.
                                      There is a $1,000 minimum for purchases by wire.

                                      To place a purchase by wire, please call
                                      1-800-392-CORE (2673) to speak with an Investor
                                      Service Representative from 7 a.m. to 6 p.m.
                                      mountain time.

                                      WIRE TO:
                                      State Street Bank
                                      ABA #011000028
                                      DDA #99046344
                                      ATTN: Custody and Shareholder Services
                                      Fund Name
                                      Your Account Number
---------------------                 -------------------------------------------------

* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 36.

IMPORTANT NOTES ON PURCHASING SHARES:

o When you purchase shares, your request will be processed at the next net asset value (NAV) calculated after your order is received with clear instruction as to Fund, account number and amount.

o Please make your check payable to Westcore Funds in U.S. dollars drawn on a U.S. bank.

o Cash, credit card, third-party checks or checks drawn on foreign banks will not be accepted for purchases.


o If you are purchasing shares in a retirement account,* please indicate whether the purchase is a rollover or a current or prior-year contribution.


o After receipt of your order by wire, telephone or online, your bank account will be debited the next business day for wire transfers and the second business day for electronic fund transfers.

o If a check does not clear your bank, Westcore reserves the right to cancel the purchase.

o If Westcore is unable to debit your predesignated bank account for purchases, they may make additional attempts or cancel the purchase.

o    Westcore reserves the right to reject any order.

o If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. Westcore (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Funds.


INVESTMENT MINIMUMS



                                                                               Amount
                                                                               ------
TO OPEN A NEW REGULAR ACCOUNT                                               $2,500
-----------------------------------------------                             --------------
TO OPEN A NEW RETIREMENT* OR UGMA/UTMA ACCOUNT                              $1,000
-----------------------------------------------                             --------------
TO OPEN AN AUTOMATIC INVESTMENT PLAN ACCOUNT                                $1,000
-----------------------------------------------                             --------------
AUTOMATIC INVESTMENTS                                                       Equivalent to
                                                                            $100 per month
-----------------------------------------------                             --------------
TO ADD TO ANY TYPE OF ACCOUNT                                               $100
-----------------------------------------------                             --------------






* A description of the retirement accounts available for investment in the Westcore Funds may be found in the Statement of Additional Information for the Funds. Please see the back cover of this prospectus for the telephone number, mailing address and e-mail address where you can obtain a free copy of the Statement of Additional Information.


EXCHANGING SHARES

     You may exchange your Westcore shares for shares of other funds offered by Westcore or the BlackRock Money Market Portfolio* through any of the options below. You may also place an exchange in person at the location listed on page
32. In addition, if you are an existing shareholder, you may exchange into a new account copying your existing account registration and options by any of these methods.

* BlackRock Money Market Portfolio is a no-load money market fund advised by BlackRock Advisors, Inc., sub-advised by BlackRock Institutional Management Corporation and distributed by BlackRock Distributors, Inc.

      BY MAIL                         Send a written request following instructions
  [MAIL GRAPHIC]                      on page 37 and mail to the appropriate address.
-----------------------------         ------------------------------------------------------
   BY TELEPHONE*                      Call 1-800-392-CORE (2673) to speak with an
[TELEPHONE GRAPHIC]                   Investor Service Representative from 7 a.m. to
                                      6 p.m. mountain time or use the 24-hour Westcore
                                      Automated Service Line.
-----------------------------         ------------------------------------------------------
 BY ONLINE ACCESS*                    Access the 24-hour Westcore Trans@ction Center
 [COMPUTER GRAPHIC]                   located at WWW.WESTCORE.COM.
-----------------------------         ------------------------------------------------------
   AUTOMATICALLY                      Call 1-800-392-CORE (2673) to receive instructions
[CALENDAR GRAPHIC]                    for automatically exchanging shares between funds
                                      on a monthly, quarterly or annual basis "Systematic
                                      Exchange Agreement").
-----------------------------         ------------------------------------------------------


* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 36.

IMPORTANT NOTES ON EXCHANGING SHARES:

o    Exchanges must meet the minimum investment requirements described on page
     34.

o Exchanges between accounts will be accepted only if registrations are identical.

o If the shares you are exchanging are held in certificate form, the certificate must be returned with or before your exchange request.

o Please be sure to read the prospectus for the Fund into which you are exchanging.

o An exchange represents the sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non-tax-deferred account.

EXCHANGE LIMITS

     You may make four exchanges out of each Westcore Fund during a calendar year (exclusive of Systematic Exchange Agreement). At this time, there is no limit on the number of exchanges permitted out of the BlackRock Money Market Portfolio. Exchanges in excess of this limit are considered excessive trading and may result in termination of the exchange privilege or the right to make future purchases of Fund shares. Accounts under common ownership or control will be counted together for purposes of the four exchange limit. We also reserve the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash, as described in the Statement of Additional Information. The Funds reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a fund. The Funds may modify or terminate the exchange privilege at any time.

REDEEMING SHARES

     You may redeem your Westcore shares by any of the options below or in person at the location listed on page 32.

      BY MAIL                         Send a written request following instructions
  [LETTER GRAPHIC]                    on page 37 and mail to the appropriate address.
-----------------------------         ------------------------------------------------------
   BY TELEPHONE*                      If you are an existing shareholder, you may
[TELEPHONE GRAPHIC]                   redeem your shares by telephone.

                                      Call 1-800-392-CORE (2673) to speak with an
                                      Investor Service Representative from 7 a.m. to
                                      6 p.m. mountain time or use the 24-hour Westcore
                                      Automated Service Line.
-----------------------------         ------------------------------------------------------

      BY ONLINE ACCESS*               If you are an existing shareholder, you may
      [COMPUTER GRAPHIC]              redeem your shares online.

                                      Access the 24-hour Westcore Trans@ction
                                      Center located at WWW.WESTCORE.COM.

-----------------------------         ------------------------------------------------------
BY SYSTEMATIC WITHDRAWAL PLAN         You may redeem shares automatically (in any
      [CALENDAR GRAPHIC]              multiple of $50) monthly, quarterly or annually.

                                      A systematic withdrawal plan may be established
                                      if the shares in your Fund are worth at least
                                      $10,000.

                                      To add this option to your account, please call
                                      1-800-392-CORE (2673) or access WWW.WESTCORE.COM
                                      for the appropriate form.

-----------------------------         ------------------------------------------------------
            BY WIRE                   You may redeem Westcore shares by wire transfer
        [WIRE GRAPHIC]                from your Westcore account to your bank account.

                                      There is a $1,000 minimum and you must have established bank instructions to place wire redemptions.

                                      To arrange a wire redemption, please call
                                      1-800-392-CORE (2673) to speak with an Investor
                                      Service Representative from 7 a.m. to 6 p.m.
                                      mountain time.

                                      To add bank instructions to your account, please
                                      call 1-800-392-CORE (2673) or access WWW.WESTCORE.COM
                                      for the appropriate form.
-----------------------------         ------------------------------------------------------


* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 36.

IMPORTANT NOTES ON REDEEMING SHARES:

o You may redeem your Westcore shares on any business day that the New York Stock Exchange is open.

o Generally, redemption proceeds will be sent by check to the shareholders' address of record within seven days after receipt of a valid redemption request.

o Generally, a wire transfer will be sent directly into your designated bank account the next business day after receipt of your order, and an electronic funds transfer will be sent the second business day after receipt of your order.

o If the shares you are redeeming are held in certificate form, you must return the certificate with or before your redemption request.

o If the shares you are redeeming were purchased by check, Westcore will delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase to clear. If the shares you are redeeming were purchased by telephone, computer or through the Automatic Investment Plan, Westcore will delay the mailing of your redemption check until confirmation of adequate funds has been received, which is generally no longer than 5 business days.

ADDITIONAL INFORMATION ON TELEPHONE AND ONLINE SERVICE

o All shareholders (except for certain accounts opened through Service Organizations and certain retirement accounts) are automatically granted automatic telephone and online transaction privileges unless they decline them explicitly on their account application or in writing to Westcore Funds.

o Shareholders can follow the instructions provided at the Westcore Automated Service Line and Westcore Trans@ction Center to access these services using a personal identification number.

o Automatic telephone and online purchases and redemptions are completed by electronic funds transfer from your bank account to your Westcore account. (Wire transfer is not available for automatic telephone or online transactions.) To establish this privilege, please complete the "Bank Instructions" section of your account application. You may also call 1-800-392-CORE (2673) or access WWW.WESTCORE.COM for the appropriate form.


o Automatic telephone and online redemptions are not available for IRA, business or fiduciary accounts. In addition, automatic telephone and online exchanges are not available for business or fiduciary accounts.

o There is a $25,000 daily maximum for each account for each separate type of automatic telephone and online transaction (purchases, exchange-in, exchange-out and redemptions).

o It may be difficult to reach the Funds by telephone or online during periods of unusual market activity. If this happens, you may transact on your account by mail as described in this prospectus.

o The Funds or their agents may, in case of emergency, temporarily suspend telephone and online transactions and other shareholder services.

SECURITY ISSUES

     Westcore Funds has designed procedures to enhance security, including the use of 128-bit encryption through the Westcore Trans@ction Center, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions. However, shareholders may give up some level of security by choosing to transact by telephone or online rather than by mail.


     Westcore Funds has designed procedures to confirm that telephone and online transaction requests are genuine. Westcore Funds and their agents will not be responsible for any losses resulting from unauthorized telephone or online transactions when these procedures are followed, and Westcore has a reasonable belief that the transaction is genuine.


GENERAL ACCOUNT POLICIES

     Westcore Funds may modify or terminate account policies, services and features, but, subject to the Funds' right to limit account activity or redeem involuntarily as described below, will not materially modify or terminate them without giving shareholders 60 days' written notice. The Funds reserve the right to modify the general account policies from time to time or to waive them in whole or in part for certain types of accounts.

WRITTEN INSTRUCTIONS

     To process transactions in writing, your request should be sent to Westcore Funds, P.O. Box 8319, Boston, MA 02266-8319 and must include the following information:

o    The name of the Fund(s).

o    The account number(s).

o    The amount of money or number of shares.

o    The name(s) on the account.

o The signature(s) of all registered account owners (signature guaranteed, if applicable).

o    Your daytime telephone number.

SIGNATURE GUARANTEE

     A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized transfers. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

     The guarantee must be an ink stamp or medallion that states "Signature(s) Guaranteed" and must be signed in the name of the guarantor by an authorized person with that person's title and the date. Westcore Funds may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee a signature.

     Shareholders living abroad may acknowledge their signatures at an overseas branch of a U.S. bank, member firm of a stock exchange or any foreign bank having a branch office in the U.S.

     To protect your accounts from fraud, the following transactions will require a signature guarantee:

o    Transferring ownership of an account.

o    Redeeming more than $25,000 from your account.

o    Redeeming by check payable to someone other than the account owner(s).

o    Redeeming by check mailed to an address other than the address of record.

o Redemption check mailed to an address that has been changed within the last 30 days of the redemption request without a signature guarantee.

     The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

REDEMPTION OF LOW BALANCE ACCOUNTS

     If your account balance falls below the required minimums presented on page 34 due to redemptions, a letter will be sent advising you to either bring the value of the shares held in the account up to the minimum or establish an automatic investment that is the equivalent of at least $100 per month. If action is not taken within 90 days of the notice, the shares held in the account will be redeemed and the proceeds will be sent by check to your address of record. We reserve the right to increase the investment minimums.

LIMIT ON ACCOUNT ACTIVITY

     Because excessive account transactions can disrupt management of the Funds and increase the Funds' cost for all shareholders, Westcore reserves the right to refuse a share purchase and/or revoke an investor's exchange privilege at any time.

INVOLUNTARY REDEMPTIONS

     We reserve the right to close an account if the shareholder is deemed to engage in activities that are illegal or otherwise believed to be detrimental to the Fund.

ADDRESS CHANGES

     To change the address on your account, call 1-800-392-CORE (2673) or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old address and new address. Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.

REGISTRATION CHANGES

     To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Certain registration changes may have tax implications. Please contact your tax adviser. For more information call 1-800-392-CORE (2673).

SHARE CERTIFICATES

     The Funds will issue share certificates upon written request only. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum requirements.

QUARTERLY CONSOLIDATED STATEMENTS AND SHAREHOLDER REPORTS

     Westcore Funds will send you a consolidated statement quarterly and, with the exception of automatic investment plan transactions and dividend reinvestment transactions, a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information regarding the tax status of income dividends and capital gain distributions will be mailed to you by January 31 of each year and filed with the Internal Revenue Service.

     Each year, we will send you an annual and a semi-annual report. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You will also receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your investments in Westcore Funds. Duplicate mailings of Fund materials to shareholders who reside at the same address may be eliminated.

     To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Funds' financial reports and prospectuses to multiple investors with the same mailing address. Shareholders who desire individual copies of such reports or prospectuses should call 1-800-392-2673
(CORE) or write to us at Westcore Funds, P.O. Box 8319, Boston, MA 02266-8319.

PRICE OF FUND SHARES

     All purchases, redemptions and exchanges will be processed at the net asset value (NAV) next calculated after your request is received in good order by the transfer agent or certain authorized broker-dealers, other institutions or designated intermediaries in proper form. A Fund's NAV is determined by the Administrators as of the close of regular trading on the New York Stock Exchange
(NYSE), currently 4:00 p.m. (Eastern time), on each day that the NYSE is open. In order to receive a day's price, your order must be received by the transfer agent or certain authorized broker-dealers or designated intermediaries by the close of regular trading on the NYSE on that day. If not, your request will be processed at the Fund's NAV at the close of regular trading on the next business day. To be in good order, your request must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

     In the case of participants in certain employee benefit plans investing in certain Funds and certain other investors, purchase and redemption orders will be processed at the NAV next determined after the Service Organization (as defined below) acting on their behalf receives the purchase or redemption order.

     Westcore has authorized certain broker-dealers and other institutions to accept on its behalf purchase and redemption orders made through a mutual fund supermarket. Such authorized institutions may designate other intermediaries to accept purchase and redemption orders on behalf of Westcore.

     A Fund's NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding. Each Fund's investments are valued at market value or, when market quotations are not readily available, at fair value as determined in good faith by or under the direction of the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which generally equals market value.

ACCOUNTS OPENED THROUGH A SERVICE ORGANIZATION

     You may purchase or sell Fund shares through an account you have with any qualified broker/dealer, any bank or any other institution (your "Service Organization"). Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares and may require different minimum initial and subsequent investments than Westcore requires. Service Organizations may impose charges, restrictions, transaction procedures or cut-off times different from those applicable to shareholders who invest in Westcore directly.

     A Service Organization may receive fees from the Trust or Denver Investment Advisors for providing services to the Trust or its shareholders. Such services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from the Trust or Denver Investment Advisors with respect to their customers' assets invested in the Trust. The Service Organization, rather than you, may be the shareholder of record of your Fund shares. Westcore is not responsible for the failure of any Service Organization to carry out its obligations to its customers.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

     A Fund's income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to shareholders as capital gain dividends. A dividend will reduce the net asset value of a Fund share by the amount of the dividend on the ex-dividend date.

DISTRIBUTION SCHEDULE

--------------------------------------------            ----------------                  -------------
                                                        INCOME DIVIDENDS                  CAPITAL GAINS
--------------------------------------------            ----------------                  -------------
Westcore Micro-Cap Fund                              Generally declared and          Generally declared and
Westcore International Small-Cap Value Fund              paid annually                  paid in December
--------------------------------------------            ----------------                  -------------

     When you open an account, all dividends and capital gains will be automatically reinvested in the distributing Fund unless you specify on your Account Application that you want to receive your distributions in cash or reinvest them in another Fund. Income dividends and capital gain distributions will be reinvested without a sales charge at the net asset value on the ex-dividend date. You may change your distribution option at any time by writing or calling 1-800-392-CORE (2673).

TAXES

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

     You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. You will incur taxes on the entire amount of the distribution received, even though, as an economic matter, you did not participate in these gains and the distribution simply constitutes a return of capital. This is known as "buying into a dividend." It is generally not to your advantage to purchase shares just before a distribution.

     You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

     Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

     It is expected that the Westcore International Small-Cap Value Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Westcore International Small-Cap Value Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

     The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

     Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal Securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES

     The business and affairs of each Fund are managed under the direction of the Trust's Board of Trustees. The SAI contains information about the Board of Trustees.

INVESTMENT ADVISER

     Denver Investment Advisors LLC, with principal offices at 1225 17th Street, 26th Floor, Denver, Colorado 80202, serves as the investment adviser to the Funds. The Adviser was organized in 1994. It is owned by the principal officers and employees of its predecessor firm. As of May 31, 2000, it had approximately $7.1 billion in assets under active management, including $660 million for twelve investment company portfolios.

     Denver Investment Advisors provides a continuous investment program for the Funds, including investment research and management. The Adviser makes investment decisions for the Funds and places orders for all purchases and sales of the Funds' portfolio securities.

MANAGEMENT EXPENSES

     These Funds have operated for less than a full fiscal year. The fees set forth below represent the maximum advisory fees and are expressed as an annual percentage of a Fund's average daily net assets.

FEE SCHEDULE                                              EFFECTIVE ADVISORY FEES
-------------------------------------------               -----------------------
Westcore Micro-Cap Fund                                   1.30%
-------------------------------------------               -----------------------
Westcore International Small-Cap Value Fund               1.05%
-------------------------------------------               -----------------------

INVESTMENT PERSONNEL

JOHN N. KARNS, CFA, a Vice President of Denver Investment Advisors, has been primarily responsible for managing the portfolios of small-cap and large-cap institutional clients as well as managing Denver Investment Advisors' IPO investments. Mr. Karns will have primary responsibility for the day-to-day management of Westcore Micro-Cap Fund upon its inception. Prior to joining Denver Investment Advisors in 1998, Mr. Karns worked as a vice president and co-portfolio manager at Salomon Smith Barney for three years and in institutional research for one year.

ADAM D. SCHOR, CFA, a Chief Investment Officer of Bee & Associates, a division of Denver Investment Advisors, will have primary responsibility for the day-to-day management of Westcore International Small-Cap Value Fund upon its inception. Mr. Schor's ten years of investment experience includes visiting and investing in companies throughout the world. He joined Bee & Associates in 1997, which became a division Denver Investment Advisors in 2000. From 1993 to 1997, Mr. Schor worked at Harris Associates, where he covered various geographic regions for the Oakmark International Fund. He also co-managed two top performing funds, the Oakmark International Small Cap Fund and the Growth Fund of Israel. Prior to Harris, Mr. Schor worked at the State of Wisconsin Investment Board and American Family Insurance Group.

CO-ADMINISTRATORS

     ALPS Mutual Fund Services, Inc. and Denver Investment Advisors serve as co-administrators to the Funds and receive fees in such capacity. Pursuant to a separate agreement, ALPS has agreed to maintain the financial accounts and records of each Fund and to compute the net asset value and certain other financial information relating to each Fund. Pursuant to another agreement, ALPS responds to certain shareholder inquiries and transaction requests received via telephone.

     The Trust has agreed to reimburse Denver Investment Advisors for costs incurred by Denver Investment Advisors for providing recordkeeping and sub-accounting services to persons who beneficially own shares of a Fund through omnibus accounts ("Beneficial Shares"). The amount reimbursed with respect to a Fund will not exceed the lesser of the costs actually borne by Denver Investment Advisors or the effective rate for transfer agency services borne by a Fund without taking into account such Beneficial Shares and applying such rate to such Beneficial Shares. The Administrators are also authorized to make payments from their administrative fees or other sources to persons for providing services to a Fund or its shareholders.

[BACK COVER]

WHERE TO FIND MORE INFORMATION

More Fund information is available to you upon request and without charge:

ANNUAL AND SEMI-ANNUAL REPORT

The Annual and Semi-Annual Reports will provide additional information about the Funds' investments, performance and portfolio holdings. The Annual Report also will contain a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI includes additional information about the Funds' investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

Investors can get free copies of the Funds' Annual Report, Semi-Annual Report or SAI. They may also request other information about the Funds and make shareholder inquiries.

           WRITE TO:  Westcore Funds
                      370 17th Street
                      Suite 3100
                      Denver, CO  80202

BY PHONE:  1-800-392-CORE (2673)

E-MAIL:    www.westcore.com

Information about the Funds (including the Funds' SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


The Westcore Funds Investment Company Act File No. is 811-3373
Funds distributed by ALPS Mutual Funds Services, Inc., member NASD.

                                 WESTCORE TRUST

                       Statement of Additional Information

                                       for

                           Westcore MIDCO Growth Fund
                             Westcore Blue Chip Fund
                         Westcore Growth and Income Fund
                       Westcore Small-Cap Opportunity Fund
                        Westcore Mid-Cap Opportunity Fund
                         Westcore Small-Cap Growth Fund
                              Westcore Select Fund
                      Westcore International Frontier Fund
                       Westcore International Select Fund
                             Westcore Micro-Cap Fund
                   Westcore International Small-Cap Value Fund
                          Westcore Flexible Income Fund
                             Westcore Plus Bond Fund
                        Westcore Colorado Tax-Exempt Fund

                                 October 1, 2000

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
THE TRUST...............................................................     2
INVESTMENT OBJECTIVES AND POLICIES......................................     3
NET ASSET VALUE.........................................................    36
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................    37
DESCRIPTION OF SHARES...................................................    39
ADDITIONAL INFORMATION CONCERNING TAXES.................................    41
MANAGEMENT OF THE FUNDS.................................................    42
CUSTODIAN AND TRANSFER AGENT............................................    52
EXPENSES................................................................    52
AUDITORS AND FINANCIAL STATEMENTS.......................................    53
COUNSEL.................................................................    53
CODES OF ETHICS.........................................................    53
ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS......................    53
MISCELLANEOUS...........................................................    60
APPENDIX A..............................................................   A-1
APPENDIX B..............................................................   B-1




The Westcore Micro-Cap and International Small-Cap Value Funds are not currently being offered for sale by the Company.

         This Statement of Additional Information is meant to be read in conjunction with the Funds' Prospectus dated October 1, 2000, as the same is revised from time to time, and is incorporated by reference in its entirety into the Prospectus for the particular Fund. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Funds should be made solely based upon the information contained herein. Copies of the Funds' Prospectus dated October 1, 2000, may be obtained by calling 1-800-392-CORE (2673) or by writing ALPS Mutual Funds Services, Inc. at 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202. The Financial Statements and Independent Accountants Report thereon in this SAI are incorporated by reference from the Funds' Annual Report, which may be obtained by writing the address above or calling the toll-free number above. No other part of the Annual Report is incorporated herein by reference. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                                    THE TRUST

         Westcore Trust (the "Trust") is a Massachusetts business trust which was organized on December 10, 1985 as an open-end management investment company. The Trust's predecessor was originally incorporated in Maryland on January 11, 1982. On January 1, 1996, the name of Westcore's "Equity Income Fund" was changed to "Growth and Income Fund." On October 1, 2000, the names of Westcore's "Intermediate-Term Bond Fund" and "Long-Term Bond Fund" were changed to "Plus Bond Fund" and "Flexible Income Fund", respectively. Each name change reflected a change to the investment objective and changes to investment policies of each Fund.

         The Trust is authorized to issue separate classes of shares representing interests in separate investment portfolios. This Statement of Additional Information pertains to the Westcore MIDCO Growth Fund, Westcore Blue Chip Fund, Westcore Growth and Income Fund, Westcore Small-Cap Opportunity Fund, Westcore Mid-Cap Opportunity Fund, Westcore Small-Cap Growth Fund, Westcore Select Fund, Westcore International Frontier Fund, Westcore International Select Fund, Westcore Micro-Cap Fund, Westcore International Small-Cap Value Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund (each, a "Fund" and collectively, the "Funds"). The Westcore MIDCO Growth Fund, Westcore Blue Chip Fund, Westcore Growth and Income Fund, Westcore Mid-Cap Opportunity Fund, Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Growth Fund, Westcore Select Fund, Westcore International Frontier Fund, Westcore International Select Fund, Westcore Micro-Cap Fund and Westcore International Small-Cap Value Fund are sometimes referred to as the "Westcore Equity Funds." The Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund are sometimes referred to as the "Westcore Bond Funds." For information concerning any investment portfolios offered by the Trust, contact ALPS Mutual Fund Services, Inc. ("ALPS") at 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202 or call 1-800-392-CORE (2673).

                       INVESTMENT OBJECTIVES AND POLICIES


         The Trust is an open-end, management investment company. The Funds (other than the Westcore Select, International Select, Micro-Cap, International Small-Cap Value and Colorado Tax-Exempt Funds, which are non-diversified) are diversified portfolios of the Trust.


         The Prospectuses for the Funds describe the Funds' investment objectives. The following information supplements and should be read in conjunction with the description of the investment objective and principal strategies for each Fund in the Prospectuses.

Portfolio Transactions

         Denver Investment Advisors LLC ("Denver Investment Advisors" or the "Adviser") serves as the investment adviser to the Funds pursuant to an investment advisory agreement (the "Advisory Agreement").

         Subject to the general supervision of the Trust's Board of Trustees and the provisions of the Trust's Advisory Agreement relating to the Funds, Denver Investment Advisors makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds.

         The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities, including options, that have maturities or expiration dates at the time of acquisition of one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective.


     The portfolio turnover rates for the MIDCO Growth Fund, Small-Cap Growth Fund, Select Fund, Mid-Cap Opportunity Fund and Small-Cap Opportunity Fund for the fiscal year ended May 31, 2000 are primarily attributable to the timing of redemptions and the price volatility experienced within many industries over the past year, especially within the technology industry. It is anticipated that the Micro-Cap Fund, International Small-Cap Value Fund and International Select Fund will experience high portfolio turnover rates as these are "non-diversified" Funds which may require additional portfolio transactions to meet their investment objectives, especially if the Funds continue to experience significant price volatility across many industries. It is anticipated that the Flexible Income Fund and Plus Bond Fund will experience higher than normal turnover rates during the current fiscal year as the Funds adjust their holdings to comply with their new investment objectives and policies.



         Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. During the fiscal years ended May 31, 2000, May 28, 1999 and May 29, 1998, the Funds paid the following amounts in brokerage commissions:

                           Brokerage Commissions Paid




                                         YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        MAY 31, 2000   MAY 28, 1999   MAY 29, 1998
                                        ------------   ------------   ------------
Westcore MIDCO Growth Fund               $  410,563     $  944,694     $  793,591
Westcore Blue Chip Fund                     103,078         99,420         74,156
Westcore Growth and Income Fund              17,419         24,139         14,776
Westcore Small-Cap Opportunity Fund         282,241        288,092        113,825
Westcore Mid-Cap Opportunity Fund             8,794          6,468            N/A
Westcore Small-Cap Growth Fund               18,658            N/A            N/A
Westcore Select Fund                        298,488            N/A            N/A
Westcore International Frontier Fund         68,727            N/A            N/A
Aggregate Commissions                    $1,207,968     $1,362,813     $  996,348
                                         ==========     ==========     ==========



         For the same periods the Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund did not pay any brokerage commissions. During the fiscal years ended May 31, 2000, May 28, 1999 and May 29, 1998, no brokerage commissions were paid by any Funds to an affiliated broker of the Trust.

         There is generally no stated commission in the case of portfolio securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up. Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Denver Investment Advisors will normally deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution terms are available elsewhere or as described below. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

         The Advisory Agreement for the Funds provides that the Adviser will seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers. In assessing the best overall terms available for any transaction, Denver Investment

Advisors will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes Denver Investment Advisors to cause any of the Funds to pay a broker-dealer that furnishes brokerage and research services a higher commission than that charged by another broker-dealer for effecting the same transaction, provided that Denver Investment Advisors determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of that particular transaction or the overall responsibilities of Denver Investment Advisors to the Fund. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.



         Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Adviser. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.



         The Funds may from time to time purchase securities issued by the Trust's regular broker/dealers (as defined in Rule 10b-1 under the Investment Company Act of 1940, as amended (the "1940 Act")) or their parents. As of May 31, 2000, the Westcore Blue Chip, Westcore Mid-Cap Opportunity Fund, Westcore Plus Bond and Westcore Flexible Income Funds held securities of the Trust's regular broker/dealers (or their parents) that derive more than 15% of their gross revenues from securities-related activities. As of May 31, 2000, the Westcore Blue Chip Fund's aggregate holdings of securities of J.P. Morgan & Company Inc., Lehman Brothers Holdings Inc. and Merrill Lynch & Company Inc. were $1,042,875, $818,188 and $670,650, respectively. As of May 31, 2000 the
Westcore Mid-Cap Opportunity Fund's aggregate holdings of securities of Lehman Brothers Holdings Inc. was $42,453. As of May 31, 2000, the Westcore Plus Bond Fund's aggregate holdings of securities of Donaldson, Lufkin & Jenrette Inc. and Bear Stearns Companies Inc. were $458,872 and $437,718, respectively. As or May 31, 2000 the Westcore Flexible Income Fund's aggregate holdings of securities of Bear Stearns Companies Inc. was $194,541.


         Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, ALPS or an affiliated person (as the term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission (the "SEC"). However, Denver Investment Advisors is authorized in allocating purchase and sale orders for portfolio securities to broker/dealers and other financial institutions (including institutions that are affiliated with the Adviser or principal underwriter) to take into account the sale of Fund shares if Denver Investment Advisors believes that the quality of the transaction and the amount of the commission are comparable to those of other qualified brokerage firms. In addition, the Westcore Colorado Tax-Exempt Fund will not purchase securities during the existence of any underwriting group or related selling group of which ALPS, the Adviser, or any affiliated person of any of them, is a member, except to the extent permitted by the SEC. In certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.


         Investment decisions for each Fund are made independently from those for the other Funds and investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts also may invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the available securities will be allocated between the Fund and the other purchaser in a manner which Denver Investment Advisors believes to be equitable to both. In some instances, this may adversely affect the price paid or received by a Fund or the size of the position obtained by or disposed of by the Fund. To the extent permitted by law, Denver Investment Advisors may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.


Moody's Investors Service, Inc ("Moody's") and Standard & Poor's Ratings Group ("S&P") Ratings

         The ratings of ratings agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. Denver Investment Advisors will consider such an event in determining whether the Fund involved should continue to hold the obligation.

         The payment of principal and interest on most debt securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions.

Debt Securities

         The Westcore Plus Bond Fund and Westcore Flexible Income Fund invest at least 65% of their respective total assets in a broad range of debt securities during normal market conditions.


Tax-Exempt Obligations (Westcore Bond Funds)


         Tax-Exempt Obligations include "general obligation" securities, "revenue" securities, private activity bonds and "moral obligation" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue securities are payable only from the revenues derived from a particular facility, the proceeds of a special excise tax or another specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) are issued by or on behalf of public authorities to finance various privately-operated facilities. Such bonds are included within the term "Tax-Exempt Obligations" only if the interest paid thereon is exempt from regular federal income tax and, for the Westcore Colorado Tax-Exempt Fund, not treated as a specific tax preference item under the federal alternative minimum tax. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Moral obligation securities are normally issued by special purpose public authorities. If the issuer is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


         Certain of the Tax-Exempt Obligations held by the Westcore Colorado Tax-Exempt Fund may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of the issuer's default. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

         Although the Westcore Colorado Tax-Exempt Fund will invest most of its assets, under normal circumstances, in intermediate-term Tax-Exempt Obligations, the Fund may also invest 25% or more of its net assets in industrial development bonds, short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. To the extent that the Fund's assets are concentrated in these types of Tax-Exempt Obligations and the Fund is non-diversified, it will be more susceptible to economic, political and legal developments than a diversified Fund with similar objectives whose assets are not so concentrated.

         Within the types of Tax-Exempt Obligations described above there are other categories, including municipal leases, which are often sold in the form of certificates of participation. These obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain of these obligations present the risk that a municipality may not appropriate funds for the lease payments. Moreover, lease obligations may be limited by municipal charter or other provisions that do not permit acceleration of the lease obligation upon default. Because certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances, they are not as liquid or marketable as other types of Tax-Exempt Obligations and are generally valued at par or less than par in the open market.

         There are variations in the quality of Tax-Exempt Obligations both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.


         Payment on Tax-Exempt Obligations relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations.


         In the event of a foreclosure, collection of proceeds may be delayed and may not be sufficient to pay the principal or accrued interest on the defaulted Tax-Exempt Obligations.

         Certain investments of the Funds are subject to the federal alternative minimum tax. These securities are not considered to be Tax-Exempt Obligations for purposes of the Fund's policy to invest at least 80% of assets in Tax-Exempt Obligations.

Stand-By Commitments (Westcore Colorado Tax-Exempt Fund)

         The Fund may acquire stand-by commitments with respect to Tax-Exempt Obligations held in its portfolio. Under a stand-by commitment, a dealer or bank agrees to purchase from the Fund, at the Fund's option, specified Tax-Exempt Obligations at a specified price. The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Tax-Exempt Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by the Fund only with the underlying instrument.

         The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Tax-Exempt Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

         The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Tax-Exempt Obligations, which would continue to be valued in accordance with the Fund's normal method of valuation. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value.


Special Considerations Regarding Investments in Colorado
Obligations (Colorado Tax-Exempt Fund)



         The concentration of the Colorado Tax-Exempt Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.



         The Fund believes the information summarized below describes some of the more significant developments relating to securities of (i) municipalities or other political subdivisions or instrumentalities of the State of Colorado (the "State") which rely, in whole or in part, on ad valorem real property taxes and other general funds of such municipalities or political subdivisions or (ii) the State. The sources of such information include the official publications of the State, as well as other publicly available documents. The Fund has not independently verified any of the information contained in such official publications and other publicly available documents, but is not aware of any facts which would render such information inaccurate.



Economic Factors. Based on data published by the State of Colorado, Office of State Planning and Budgeting as presented in the Colorado Economic Perspective, State Revenue and Economic Projections through FY 2004-05, dated June 20, 2000 (the "2000 Economic Report"), nearly 54% of non-agricultural employment in Colorado in 1999 was concentrated in the retail and wholesale trade and service sectors, reflecting the importance of tourism to the State's economy and of Denver as a regional economic and transportation hub. The government and manufacturing sectors followed as the next largest employment sectors in the State, representing approximately 15% and 9.5%, respectively, of non-agricultural employment in the State in 1999. The Office of State Planning and Budgeting expects similar concentrations for calendar years 2000 and 2001.



         According to the 2000 Economic Report, the Colorado unemployment rate was 2.9% in 1999. Total retail sales increased by 7.7% during calendar year 1999. Colorado continued to surpass the non-agricultural employment growth rate of the U.S., with a 4.0% rate of growth for Colorado in 1999, as compared with 2.3% for the nation as a whole, but forecasts call for a gradual slowing. Employment growth is expected to grow 3.6% and then slowly decrease to 3.0% rate by year 2004.



         Personal income rose 7.9% in Colorado during 1999, as compared with an increase of 5.9% for the nation as a whole.

Restrictions of Appropriation and Revenues. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). The Unappropriated Reserve requirement for fiscal years 1991, 1992, and 1993 was set at 3% of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is 4% of total appropriations from the General Fund. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and each local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve was set at 1% for 1993 and 2% for 1994 and is set at 3% for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.



         According to the 2000 Economic Report, the fiscal year 2000 ending General Fund reserve will be $694.0 million, which is $493.7 million over the statutory four percent reserve requirement. The 1999 fiscal year ending General Fund balance was $685.7 million, or $497.6 million over the statutory four percent reserve requirement. Based on the 2000 Economic Report estimates, the fiscal year 2001 ending General Fund reserve is forecast to be approximately $536.8 million, or $324.5 million over the statutory reserve requirement.



         On November 3, 1992, voters in Colorado approved a constitutional amendment (the "TABOR") which, in general, became effective December 31, 1992, and restricts the ability of the State and local governments to increase revenues and impose taxes. TABOR applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of TABOR.



         The provisions of TABOR are unclear and have required judicial interpretation. Among other provisions, TABOR requires voter approval prior to tax increases, the imposition of a new tax, creation of debt, or mill levy or valuation for assessment ratio increases or a change of tax policy resulting in a net revenue gain. TABOR also limits increases in government spending and property tax revenues to specified percentages. TABOR requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in TABOR. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to TABOR, local government spending is to be limited by the same formula as the limitation for property tax revenues. TABOR limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in State population in the prior calendar year. The bases for initial spending and revenue limits were fiscal year 1992 spending and 1991 property taxes collected in 1992. The bases for spending and revenue limits for each subsequent fiscal year are the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. TABOR also prohibits new or increased real property transfer taxes, new State real property taxes and local District income taxes.



         Litigation concerning several issues relating to TABOR has been brought in the Colorado courts. The litigation deals with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease-purchase agreement subject to annual appropriation is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of TABOR. In September, 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on voter approved general obligation bonds issued after the effective date of TABOR; in June, 1995 the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to TABOR provided that such bonds or bonds issued to refund such bonds were voter approved. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Recently the Colorado Supreme Court ruled that notes to be issued by the State the repayment of which was subject to legislative appropriation must be approved by the voters under TABOR. The Court distinguished these notes from lease-purchase agreements. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of TABOR; however, the Court did not address the issue of how valid enterprises may be created. Many Colorado local governments interpret this decision to mean that a government with taxing power cannot be an enterprise but that a business activity (such as a utility) owned by such a government can be an enterprise. Additional litigation in the "enterprise" arena may be filed in the future to clarify these issues. The Colorado Supreme Court also has decided that voters can authorize a government to keep and spend all revenues received in excess of the spending limits. Other aspects of the spending limit are being litigated in district court actions.



         According to the 2000 Economic Report, for fiscal year 1999, general fund revenues (adjusted for cash funds that are exempt from TABOR) were $5,749.6 million and program revenues (cash funds) were $2,176.4 million, for revenues totaling $7,923.0 million. During year 1997, inflation and population grew at rates of 3.3% and 2.0%, respectively, for a combined total limit of 5.3%. Accordingly, under TABOR, State expenditures during the 1999 fiscal year could not exceed $7,243.4 million and the actual 1999 fiscal year general fund and program revenues of $7,923.0 million were over the limit. In November 1998, Colorado voters defeated a proposition to permit the State to keep and spend a portion of the surplus, and the excess of $679.6 million is required to be refunded to Colorado taxpayers. The estimated limitation for fiscal year 2000 is 4.4% over the revenue limit for the 2000 fiscal year; accordingly, 2000 fiscal year revenues cannot exceed an estimated $7,564.5 million. Fiscal year 2001 revenues are estimated to be $905.5 million over the projected limitation which means that there will likely be additional refunds unless voters allow some or all of those revenues to be retained.



         Because of the significant anticipated surpluses, many permanent tax reductions were passed by the General Assembly in 1999 and 2000 and signed into law by the Governor. In total, taxes were reduced by an estimated $530 million in fiscal year 2001, the first full year of the majority of the tax cuts. When combined with temporary tax relief bills, an estimated $900 million will be returned to Colorado taxpayers in the 2001 and 2002 fiscal years. The largest tax cut was a reduction in the income and sales tax rates. The income tax rate is now 4.63%, compared to 5.0% in 1998. Effective January 1, 2001, the sales tax rate will be lowered to 2.9% from the current 3.0%.



         There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.



Colorado State Finances. As the State experienced revenue shortfalls in the mid-1980s, it adopted various measures, including impoundment of funds by the Governor, reduction of appropriations by the General Assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings. According to State of Colorado Audited Finance Reports, under generally accepted accounting principles, the State had unrestricted General Fund ending balances at June 20 of approximately $408.0 million for fiscal year 1995, $368.5 million for fiscal year 1996, $514.1 million for fiscal year 1997, and $901.0 million for fiscal year 1998. The ending balances starting with fiscal year 1997 are required give effect to HB 98-1414, which specifies that the refunds required by TABOR are to be booked in the year of the refund rather than in the year incurred.



         For fiscal year 1999, the following tax categories generated the following percentages of the State's $5,794.0 million total revenues (accrual basis): individual income taxes represented 57.4% of gross fiscal year 1999 receipts; sales, use, and other excise taxes represented 31% of gross fiscal year 1999 receipts; and corporate income taxes represented 4.8% of gross fiscal year 1999 receipts. For fiscal year 2000, General Fund revenues of approximately $6,168.8 million and appropriations of approximately $5,975.4 million are projected. The percentages of General Fund revenue generated by type of tax for fiscal year 2000 and 2001 are not expected to be significantly different from fiscal year 1999 percentages.



Debt. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions that are subject to annual




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



renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local government units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. TABOR requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise. At the November 2, 1999 election, Colorado voters approved the State's issuance of $1,700,000,000 of revenue anticipation notes, the proceeds of which will be used for highway purposes. To date, the State has issued $524,360,000 of the notes.


         Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Colorado obligations in the Fund), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.


Pending Constitutional Amendments.



         On November 7, 2000, Colorado voters will vote on a number of proposed amendments to the Colorado Constitution. Two of these amendments, if adopted, may have a significant effect upon State and local government finance in Colorado and upon the State's overall economy and are described below. Both of these amendments are citizens' initiatives that will appear on the ballot as a result of the petition process.



         Both amendments are vague in several respects and will be subject to administrative, legislative and judicial interpretation. Such interpretations may ultimately differ from the following descriptions of the amendments' estimated effect.



         Tax Cut Initiative. The first initiative ("Amendment 21") would amend the constitution by implementing tax cuts for a variety of State and local government taxes. The following is the text of Amendment 21:



         A $25 tax cut, increased $25 yearly (to $50, $75yy), shall lower each tax in each tax bill for each 2001 and later district: utility customer and occupation tax and franchise charge; vehicle sales, use, and ownership tax; yearly income tax; property tax; income and property tax equal to yearly revenue from sales and use taxes on food and drink other than tobacco and alcohol; and income tax equal to yearly revenue from estate taxes. (8)(d) tax cuts and state replacement of local revenue shall not lower state or local excess revenue, the state may limit local acts increasing replacement costs, joint income tax returns equal two tax bills, and attorney fees and costs to enforce (8)(d) shall always be paid to successful plaintiffs only.

         Amendment 21 apparently would cut the following taxes for the State and each local government which levies such taxes in 2001 (unless otherwise noted):
(a) utility customer tax, occupation tax and franchise charge; (b) vehicle sales, use and ownership taxes; (c) the State income tax (first affects the 2002 returns); and (d) property tax (first affects the 2002 bills). The tax cut in the first year will be $25 for each tax in each tax bill. With respect to the property tax bill, the proponents of Amendment 21 assert that each taxing district levying a property tax will experience a $25 tax cut in 2002 for each property tax bill. In addition, to the $25 tax cut for each property tax, the 2002 property tax bill for a government which has a sales tax will be reduced up to another $25 or such lesser amount equal to the government's sales tax revenue from food and drink (other than tobacco and alcohol) divided by the number of property tax bills. The State 2002 income tax liability for each income tax return will be reduced up to another (a) $25 or such lesser amount equal to the State's revenue from the estate tax divided by the number of income tax returns and (b) $25 or such lesser amount equal to the State's sales tax revenue from food and drink (other than tobacco and alcohol) divided by the number of income tax returns. Each tax cut increases each successive year by another $25. For example, each tax cut will be $50 in the second year, $75 in the third year, etc. There is no end to each tax cut under Amendment 21 so the amount will continue to grow by $25 each year.



         The language of Amendment 21 does not appear to require the State to replace revenues that local governments will lose as a result of Amendment's 21 tax cuts, although its proponents claim that it does. Accordingly, it should not be assumed that lost revenue will be replaced from any source. In addition, it is clear that if the State chooses to replace lost local revenues, such replacement revenue must come within the State's TABOR spending limit. Any revenue which may be provided by the State to a local government must also fit within the local government's TABOR spending limit.



         The precise impacts of Amendment 21 on various governments are unknown. The State has estimated its total revenue loss to be $663.7 million for the period from January 1, 2001 to June 30, 2003. It is possible that units of government might attempt to mitigate the impacts of Amendment 21 in the future by seeking voter approval for one or more tax increases. Amendment 21 authorizes the State to limit local acts increasing replacement costs. If the State does enact legislation prohibiting or limiting local tax increases, then the ability of such governmental units to mitigate the impacts of Amendment 21 will be adversely affected.



         The passage of Amendment 21 could adversely affect the overall financial health of some governments. If this occurs, it is impossible to predict what may occur with respect to bond ratings or the market price of bonds. With respect to annual appropriation leases, the risk of non-appropriation may increase if governmental revenues decrease as a result of the passage of Amendment 21.



         Growth Limitation Initiative. The second initiative ("Amendment 24") would impose a wide range of new restrictions upon real estate development in Colorado. Amendment 24 generally applies to counties with a population over 10,000 (and the municipalities in such counties), and would limit new development to land in the following three categories: (a) land within "committed areas," where development has already occurred or is currently being




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



processed, (b) land within areas marked on "growth area maps" prepared by each local government and approved by the local electorate, and (c) land within specifically excluded areas.



         Committed Areas. Growth in committed areas would be allowed to occur without any voter approval. A "committed area" is defined to be land: (a) contained within a recorded subdivision where at least 50% of the lots in such subdivision have had (i) permanent structures built on them, or (ii) central water and sewer services extended to them; (b) covered by a valid development application which includes the service of central water and sewer to the land and which was submitted to the local government by September 13, 2000; or (c) identified by the local government as an area for development which currently abuts land described in (a) above. "Valid development application" is defined to mean an application that substantively meets all of the rules for submission applicable to a proposal and that has been accepted as timely and complete by the local government regulating the use of the land.



         Growth Area Maps. New growth is designed to be regulated by the creation of voter-approved growth area maps. The growth area map must include a map and text describing the area, the general locations of land use and a range of development densities. Land may be included within a growth area map only if central water and sewer and roads can be extended to the area within 10 years following approval of the map. The preparation of growth area maps is the responsibility of the relevant county or municipality. Once prepared, a growth area map is not effective, and does not allow development, until it is first approved by the voters in the county or municipality which proposed the map.



         Exceptions. Amendment 24 would also allow certain development-related actions to occur in certain areas which are excepted from the terms of the amendment, such as (a) the development or subdivision of land consistent with a valid development application which had been filed as of September 13, 2000; (b) the creation of lots for family members of farmers and ranchers; (c) the division of land that is not subject to State subdivision requirements (which generally allow divisions of land into parcels at least 35 acres in size without local government approval); (d) certain publicly owned facilities; (e) non-residential development of less than 10,000 square feet to permit retail or service use where no other retail or service uses are located within 1 mile; and
(f) commercial or industrial development that provides goods or services to support nearby agricultural operations where no similar facilities are located within 1 mile.



     If adopted, Amendment 24 could significantly limit economic growth in Colorado by raising the costs of housing and commercial space. New real estate development is likely to decrease if Amendment 24 is adopted. The full extent of the effect of Amendment 24 upon the State's economy, however, cannot be predicted at this time.




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


U.S. Government Obligations (All Westcore Funds)

         Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by a Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association ("Fannie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Freddie Mac, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Money Market Instruments (All Westcore Funds)

         Each Fund may invest from time to time in "money market instruments" such as bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including instruments issued or supported by the credit of U.S. or foreign banks. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser deems the instrument to present minimal credit risks, these investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 20% and 25%, respectively, of each Fund's total assets at the time of purchase.

         Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Investments by a Fund in commercial paper and similar corporate obligations will consist of issues that are rated within the highest rating category by one or more Rating Agencies at the time of purchase and unrated paper determined by the Adviser at the time of purchase to be of comparable quality.

         Each Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. The Funds intend to invest only in funding agreements which have a put feature which may be exercised on seven days' notice.


         For the Westcore Colorado Tax-Exempt Fund, investments in money market instruments, together with investments in other instruments (such as U.S. Government obligations and repurchase agreements) that are subject to federal income tax, will not exceed 20% of the total assets of the Fund except when made for temporary defensive purposes. The Westcore Colorado Tax-Exempt Fund may also hold uninvested cash reserves which do not earn income pending investment or during temporary defensive periods, such as when, in the opinion of its Adviser, suitable tax-exempt obligations are unavailable. In such circumstances, there is no percentage limitation on the amount of assets which may be held uninvested by the Westcore Colorado Tax-Exempt Fund.


Variable and Floating Rate Instruments (Westcore Bond Funds)

         These Funds may purchase variable and floating rate demand instruments, including variable amount master demand notes, issued by corporations, industrial development authorities and governmental entities. The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor the issuer's financial ability to meet payment on demand.

         Variable and floating rate demand instruments acquired by a Fund may include participations in Tax-Exempt Obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

         While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Funds, the Funds may, from time to time as specified in the instrument, demand payment in full of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market will be included in the calculation of a Fund's illiquid assets. See "Restricted Securities."

Repurchase Agreements (All Westcore Funds)

         In a repurchase agreement, a Fund agrees to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

         A Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Adviser. During the term of any repurchase agreement, the Investment Adviser will monitor the creditworthiness of the seller and the seller must maintain the value of the securities subject to the agreement and held by the Fund as collateral at 101% of the repurchase price.

         Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, each Fund does not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days after notice by the Fund. If in the future a Fund were to enter into repurchase agreements with deemed maturities in excess of seven days, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 15% of the value of the Fund's net assets.

         The repurchase price under repurchase agreements entered into by a Fund generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' custodian or in the Federal Reserve/Treasury book-entry system.

Reverse Repurchase Agreements (All Westcore Funds)

         Each Fund may borrow for temporary purposes by entering into reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to financial institutions and agrees to buy them back later at an agreed upon time and price.

         When a Fund enters into a reverse repurchase agreement, it maintains in a separate custodial account cash, U.S. Government obligations or other liquid high-grade debt obligations that have a value at least equal to the repurchase price.


         Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. In addition, the value of portfolio securities a Fund sells may decline below the price it must pay when the transaction closes. Reverse Repurchase Agreements also involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds' outstanding shares will decline in value by proportionately more than the decline in value of the securities.


         As reverse repurchase agreements are deemed to be borrowings by the SEC, each Fund is required to maintain continuous asset coverage of 300%. Should the value of a Fund's assets decline below 300% of borrowings, a Fund may be required to sell portfolio securities within three days to reduce the Fund's debt and restore 300% asset coverage.

Lower-Rated Securities (All Westcore Funds other than the Colorado Tax-Exempt
Fund)

         Investments in issuers of securities rated below investment grade (commonly known as "junk bonds") are considered to be more speculative than securities rated investment grade and higher. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of a Fund's shares, may be particularly volatile. There are particular risks associated with these securities, including: (a) the relative youth and growth of the market; (b) their greater sensitivity to interest rate and economic changes, which could negatively affect their value and the ability of issuers to make principal and interest payments; (c) the relatively low trading market liquidity for the securities, which may adversely affect the price at which they could be sold; (d) a greater risk of default or price changes because of changes in the issuer's creditworthiness; (e) the adverse impact that legislation restricting lower-rated securities may have on their market; (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; and (g) the creditworthiness of issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund's net asset value per share.

         In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. This may occur where there is no established secondary market for the security or the security is thinly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may adversely affect the value and liquidity of lower-rated securities held by the Funds, especially in a thinly-traded market. Illiquid or restricted securities held by the Funds may involve special registration responsibilities, liabilities, costs and valuation difficulties.

         The ratings of Rating Agencies evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, the Adviser continuously monitors the issuers of lower-rated securities held in a Fund's portfolio for their ability to make required principal and interest payments. If a security undergoes a rating revision, the Fund involved may continue to hold the security if the Adviser decides this is appropriate.

Securities Lending (All Westcore Funds other than the Colorado Tax-Exempt Fund)


         Each of these Funds may lend its portfolio securities to institutional investors as a means of earning additional income. Such loans must be continuously secured by certain liquid, high-grade collateral equal at all times to at least the market value of the securities loaned. Securities loans will be made only to borrowers deemed by the Adviser to present minimal credit risks and when, in its judgment, the income to be earned from the loan justifies the possible risks.

         When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Cash collateral also may be invested in privately-placed interests in a trust or other entity, which may be affiliated, which invests solely in the instruments permitted for investment of cash collateral. Such investments are further described under the caption "Securities Issued by Other Investment Companies; Other Entities Investing in Money Market Instruments." Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, these loans may be called at any time and will be called if a material event affecting the investment were to occur.

         Collateral for such securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities or an irrevocable letter of credit issued by a bank which meets the investment standards of a Fund and whose securities are eligible for purchase under the objectives, policies and limitations of the Fund.

Restricted Securities (All Westcore Funds)

         No Fund will knowingly invest more than 15% of the value of its net assets in securities that are illiquid. Illiquid securities include repurchase agreements, securities loans and time deposits that are not terminable within seven days, certain municipal leases and certain securities that are not registered under the securities laws. Securities that are not registered under the Securities Act of 1933, as amended, but that may be purchased by institutional buyers under Rule 144A are subject to this limitation unless the Adviser under the supervision of the Board determines that a liquid trading market exists. However, there can be no assurance that a liquid market will exist for any security at a particular time.

         In addition, the purchase of such securities could have the effect of increasing the level of illiquidity of the Funds during periods that qualified institutional buyers become uninterested in purchasing these restricted securities.


         Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933, as amended, for resales of certain securities to qualified institutional buyers. The Adviser believes that the market for certain restricted securities such as institutional commercial paper may expand further as a result of this regulation and the development of automated systems for the trading, clearance and




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settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

         The Adviser monitors the liquidity of restricted securities in each of the Funds' portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, the Investment Adviser will consider such factors as: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Rights Offerings and Warrants to Purchase (All Westcore Funds)

         These Funds may participate in rights offerings and may purchase warrants. These instruments are privileges enabling the owners to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund involved could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants. Also, the purchase of rights or warrants involves the risk that the effective price paid for them, when added to the subscription price of the related security, may exceed the value of the subscribed security's market price. This could occur when there is no movement in the level of the underlying security.

Asset-Backed Securities (Westcore Bond Funds, other than the Westcore Colorado Tax-Exempt Fund)

         These Funds may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. Asset-backed securities are issued by either governmental or non-governmental entities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Payment on asset-backed securities of private issues is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations and credit card receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. The Funds may also invest in other types of asset-backed securities that may be available in the future.

         The calculation of the average weighted maturity of asset-backed securities is based on estimates of average life.


         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt




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instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of both interest and principal on the securities are typically made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

         Asset-backed securities are considered an industry for industry concentration purposes.

         In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Mortgage-Related Securities (Westcore Bond Funds, other than the Westcore Colorado Tax-Exempt Fund)

         Mortgage Backed Securities Generally. Mortgage backed securities held by the Bond Funds represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to an investor such as the Funds. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuers or poolers so that they can meet their obligations under the policies. Mortgage backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

         Interests in pools of mortgage backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.


         The Funds may purchase mortgage-related securities that are secured by entities such as Government National Mortgage Association ("GNMA"), Fannie Mae, Freddie Mac,




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commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities also include Fannie Mae guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae guaranteed Mortgage Pass-Through Certificates are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities include Freddie Mac Mortgage Participation Certificates (also known as "PCs"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac PCs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac PCs entitle the holder to timely payment of interest, which is guaranteed by the Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Underlying Mortgages. Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one to four family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Bond Funds may purchase pools of variable rate mortgages ("VRM"), growing equity mortgages ("GEM"), graduated payment mortgages ("GPM") and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that a Fund is actually invested in VRM's, its interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Funds' net asset value since the prices at which these securities are valued will reflect the payment procedures.


         All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.




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         Each Fund may invest in multiple class pass-through securities, including CMOs and REMIC Certificates. These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including GNMA, Fannie Mae and Freddie Mac, or issued by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, which in general are junior and more volatile than regular interests. The Funds do not intend to purchase residual interests. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

         Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that amount may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates. For this and other reasons, a mortgage-related security's maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security's return to a Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. The compounding effect from reinvestment of monthly payments received by the Funds will increase their respective yields to shareholders, compared to bonds that pay interest semi-annually.

         CMOs may involve additional risks other than those found in other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, which are unacceptable to the Fund based on the Fund's analysis of the market value of the security.

         As new types of mortgage-backed securities are developed and offered in the market, the Trust may consider making investments in such new types of securities.

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Options (All Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund)

         Each Fund, other than the Westcore Colorado Tax-Exempt Fund, may purchase put and call options and may write covered call and secured put options issued by the Options Clearing Corporation which are traded over-the-counter or are listed on a national securities exchange. Such options may relate to particular securities or to various stock or bond indexes, except that a Fund may not write covered call options on an index.

         A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option. Writing a secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Writing a covered call option means that a Fund owns or has the right to acquire the underlying security, subject to call at the stated exercise price at all times during the option period. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the index. Options purchased by a Fund will not exceed 5% of its net assets and options written by a Fund will not exceed 25% of its net assets. All options will be listed on a national securities' exchange and issued by the Options Clearing Corporation.

         A Fund may also invest in index futures contracts and options on index futures contracts for hedging purposes. A Fund may not purchase options or purchase or sell futures contracts or options on futures contracts unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets. Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

         In order to close out call or put option positions, the Fund will be required to enter into a "closing purchase transaction" -- the purchase of a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.


         By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit. In addition, a Fund is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of a Fund. If the Adviser is incorrect in its forecast for the underlying security or other factors when writing options, a Fund would be in a worse position than it would have been had the options not been written.

         In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.


         There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets which could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("National Securities Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a National Securities Exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on a National Securities Exchange; the facilities of a National Securities Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more National Securities Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Securities Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that National Securities Exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. Moreover, regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than their underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Futures and Related Options (All Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund)

         These Funds may invest to limited extent in futures contracts and options on futures contracts in order to reduce their exposure to movements of security prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a contract or securities index. Each Fund may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade.

         In accordance with regulations of the Commodity Futures Trading Commission, a Fund's commodities transactions must constitute bona fide hedging or other permissible transactions. In addition, a Fund may not engage in commodities transactions if the sum of the amount of initial margin deposits and premiums paid for related options, other than for bona fide hedging transactions, would exceed 5% of its assets (after certain adjustments). In connection with a position in a futures contract or related option, a Fund will create a segregated account of liquid high-grade assets or will otherwise cover its position in accordance with SEC requirements.

         Options trading and futures transactions are highly specialized activities and carry greater than ordinary investment risks. The primary risks associated with the use of futures contracts are: (1) options and futures may fail as hedging techniques when the price movements of the securities underlying them do not follow the price movements of the portfolio securities subject to the hedge; (2) a Fund will likely be unable to control losses by closing its position in these investments where a liquid secondary market does not exist;
(3) losses from investing in futures transactions because of unanticipated market movements are potentially unlimited; and (4) gains and losses on investments in options and futures depend on the Adviser's ability to correctly predict the direction of securities prices, interest rates and other economic factors.

         For a detailed description of futures contracts and related options, see Appendix B to this Statement of Additional Information.

Foreign Securities (All Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund)


         Each Fund may invest in foreign securities. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the

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imposition of additional taxes by foreign governments. Foreign investments may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Moreover, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

         Investments in foreign securities may be in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. Up to 25% of the MIDCO Growth, Growth and Income, Blue Chip, Mid-Cap Opportunity, Small-Cap Growth, Select, Small-Cap Opportunity and Micro-Cap Funds' assets may be invested in securities issued by foreign companies, either directly (if the company is listed on a U.S. exchange) or indirectly through ADRs.

         Developing countries may impose restrictions on a Fund's ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

         Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

         Lastly, governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant impact on economic conditions in developing countries in these regions, which could affect private sector companies, a Fund and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Foreign Currency Exchange Transactions (All Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund)


         These Funds may buy and sell securities and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time. A Fund will purchase foreign currencies on a "spot" or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts. Under a forward currency exchange contract, the Fund would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future. Forward currency exchange contracts establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. These contracts generally have no deposit requirement and are traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline. In addition, because there is a risk of loss to a Fund if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Fund's Board of Trustees.


         Forward foreign currency exchange contracts allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. It is thereby possible to focus on the opportunities presented by the security apart from the currency risk. Although these contracts are of short duration, generally between one and twelve months, they frequently are rolled over in a manner consistent with a more long-term currency decision. Although foreign currency hedging transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         A Fund may maintain "short" positions in forward foreign currency exchange transactions whereby the Fund would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price. This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes. In order to ensure that the short position is not used to achieve leverage with respect to a Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.

When-Issued Purchases and Forward Commitments (All Westcore Funds)


         Each Fund may purchase or sell securities on a "when-issued" or "forward commitment" basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. These transactions permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. The Fund would bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery occurs. Because a Fund is required to hold and maintain in a segregated account until the settlement date cash, U.S. Government securities or liquid assets, in an amount sufficient to meet the purchase price, the Fund's liquidity and ability to manage its portfolio might be affected




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during periods in which its commitments exceed 25% of the value of its assets.
The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes.

         When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, its custodian will set aside cash or certain liquid high-grade debt obligations equal to the amount of the purchase or the commitment in a separate account. Normally, the custodian will set aside portfolio securities to meet this requirement. The market value of the separate account will be monitored and in the event of a decline, the Fund will be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

         The Funds will enter into these transactions only with the intention of completing them and actually purchasing or selling the securities involved. However, if deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

         When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The value of the securities underlying a when-issued or forward commitment transaction, and any subsequent fluctuations in their value, are taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

Securities Issued by Other Investment Companies; Other Entities Investing in Money Market Instruments (All Westcore Funds)


         Securities issued by other investment companies may be acquired by the Funds within the limits prescribed by the 1940 Act. The Funds also may invest in privately-placed interests in a trust or other entity, which may be affiliated, which invests solely in high quality, short-term, U.S. dollar denominated money market instruments of U.S. and foreign issuers. The Westcore Colorado Tax-Exempt Fund may only invest in investment companies which invest in high-quality, short-term taxable instruments or tax-exempt instruments and which determine their net asset value per share on the amortized cost or penny-rounding method. When a Fund invests in another investment company or in another type of entity as described above, it pays its pro rata portion of the advisory and other expenses of that company as a shareholder of that company. These expenses would be in addition to the Fund's own expenses.

Derivative Instruments (All Westcore Funds)

         Each Fund may purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities and various floating rate instruments, including inverse floaters).

         Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more rapidly than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based or may be difficult to determine because of a lack of reliable objective information and an established secondary market; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Many of these instruments are proprietary products that have been recently developed by investment banking firms, and it is uncertain how they will perform under different economic and interest rate scenarios.

Temporary Defensive Position

         The Westcore Equity and Bond Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions as follows:

         The Westcore Equity Funds may invest in short-term instruments such as U.S. government obligations, money market instruments, repurchase agreements and securities issued by other investment companies (within the limits prescribed by the 1940 Act) and dollar denominated debt obligations of foreign issuers including foreign corporations and governments and Tax-Exempt Obligations. In addition, each Fund may borrow money from banks and may enter into reverse repurchase agreements for temporary purposes on a limited basis. Each Fund may hold uninvested cash reserves (which would not earn income) pending investment, to meet anticipated redemption requests or during temporary defensive periods.

         The Westcore Bond Funds may invest without limitation in various short-term investments. The Funds also may borrow money from banks and may enter into reverse repurchase agreements for temporary purposes on a limited basis.

         The Westcore Colorado Tax-Exempt Fund may invest in short-term taxable money market instruments, securities issued by other investment companies that invest in taxable or tax-exempt money market instruments and U.S. government obligations.

Equity and Equity-Related Securities in Plus Bond and Flexible Income Funds

         The Westcore Flexible Income and Plus Bond Funds may invest in obligations convertible into common stock and may acquire common stocks, warrants or other rights to buy shares.

Real Estate Investment Trusts (REITs) (All Westcore Funds other than Westcore Colorado Tax-Exempt Fund

         The Funds other than the Westcore Colorado Tax-Exempt Fund may invest in REITs directly and/or in debt securities issued by REITs, as further described in the Prospectuses.

Investment Limitations

         A Fund may not change the following investment limitations without the approval of a majority of the holders of the Fund's outstanding shares (as defined under "Miscellaneous" below).

         No Fund may:

         1. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

         2. Purchase securities of companies for the purpose of exercising control.

         3. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

         4. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as the Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         5. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, futures contracts and options on futures contracts. (This exception does not apply to the Westcore Colorado Tax-Exempt Fund.)

         6. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this Statement of Additional Information or the Prospectus are not deemed to be pledged for purposes of this limitation.



         None of the Westcore Equity or Westcore Bond Funds (other than the Colorado Tax Exempt Fund, Select Fund, International Select Fund, International Small-Cap Value Fund and Micro-Cap Fund) may:


         1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.




         The Colorado Tax Exempt Fund may not:


         1. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or political subdivisions. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

     None of the Westcore Equity or Westcore Bond Funds may:

         1. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

         2. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to each Fund's transactions in futures contracts and related options, and
(b) each Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         3. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities, and may enter into futures contracts and related options.

         4. Purchase any securities that would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.



                  For purposes of limitation No. 1 above, "total assets" includes the value of the collateral for the securities loans. For the purposes of limitation No. 4 above as it relates to fixed income securities, the Trust currently intends to use the Bloomberg Industry Subgroups classification titles, and for the purposes of such limitation as it relates to equity securities, the Trust currently intends to use the classification titles contained within the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission, published by the SEC.


         The Westcore Colorado Tax-Exempt Fund may not:

         1. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during periods of unusual market conditions. For purposes of this investment limitation, securities the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable.

         2. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.

         3. Purchase any securities, except securities issued (as defined in the preceding investment limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

         4. Purchase securities on margin, make short sales of securities or maintain a short position, except that the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         5. Purchase or sell commodity contracts (including futures contracts) or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities.

         If a percentage limitation or other statistical requirement is met at the time a Fund makes an investment, a later change in the percentage because of a change in the value of the Fund's portfolio securities generally will not constitute a violation.

                                 NET ASSET VALUE

         The net asset value per share of each Fund is calculated as set forth in the Prospectuses and is calculated separately from the net asset value of the other Funds. For purposes of such calculation, "assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment portfolio that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Each Fund is charged with the direct liabilities and expenses of that Fund and with a share of the general liabilities and expenses of the Trust. Allocations of general assets and general liabilities and expenses of the Trust to a particular Fund will be made in accordance with generally accepted accounting principles. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

         Securities that are traded on a recognized stock exchange are valued at the last sale price occurring prior to the close of regular trading on the New York Stock Exchange (currently 4:00 Eastern Time). Securities for which there were no transactions are valued at the mean of the bid and asked prices.

         Securities that are traded on the NASDAQ National Market and the over-the-counter market, where last sales prices are available are valued at the last sales price. If no last sale price is available, then the securities are valued at the mean of the bid and asked prices.

         Foreign securities that are traded on a foreign stock exchange are valued at the official closing price on the principal exchange. Instances where the official closing price is not available, the foreign securities are valued at the last sale price occurring prior to the valuation time determined by a portfolio pricing service approved by the Board of Trustees to value such types of securities.

         London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Forward foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable pricing vendor.

         Long-term instruments, including corporate, government and mortgage-backed securities, having a remaining maturity of greater than 60 days are valued at the evaluated mean between the bid and ask prices as determined on the valuation date by a portfolio pricing service approved by the Board of Trustees to value such types of securities.

         Municipal securities are valued at the evaluated bid price as determined on the valuation date by a portfolio pricing service approved by the Board of Trustees to value such types of securities.

         Restricted securities, securities for which market quotations are not readily available from the portfolio pricing service, and other assets are valued at fair value by the Co-Administrators under the supervision of the Board of Trustees. In computing net asset value, the Co-Administrators will "mark to market" the current value of a Fund's open futures contracts and options. Securities which have a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares in the Funds are sold on a continuous basis by ALPS.

         Shares of all Westcore Funds may be exchanged for shares of all other Westcore Funds.


         The Westcore Micro-Cap and International Small-Cap Value Funds are not currently being offered for sale by the Company.


         Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

         Each Fund may redeem shares involuntarily if it appears appropriate to do so in light of its responsibilities under the 1940 Act or to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Fund's Prospectus from time to time.

         The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.


         A Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. Shareholders who receive a redemption in kind may incur additional costs when they convert the securities or property received to cash and may receive less than the redemption value of their shares, particularly where the securities are sold prior to maturity.

Retirement Plans - All Westcore Funds

         Individual Retirement Accounts. The Trust has available a plan (the "Traditional IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to a Traditional IRA for his or her nonworking spouse under age 70 1/2. Distribution of an individual's Traditional IRA assets (and earnings thereon) before the individual attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income. Earnings on amounts contributed to the Traditional IRA are not subject to federal income tax until distributed.

         The Trust also has available a Roth Individual Retirement Account (the "Roth IRA") for retirement saving for use by individuals with compensation for services rendered. A single individual with adjusted gross income of up to $110,000 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $160,000), and contributions may be made even after the Roth IRA owner has attained age 70 1/2, as long as the account owner has earned income. Contributions to a Roth IRA are not deductible. Earnings on amounts contributed to a Roth IRA, however, are not subject to federal income tax when distributed if the distribution is a "qualified distribution" (i.e., the Roth IRA has been held for at least five years beginning with the first tax year for which a contribution was made to any Roth IRA of the account owner and the distribution is due to the account owner's attainment of age 59 1/2, disability or death, or for qualified first-time homebuyer expenses). A non-qualified distribution of an individual's Roth IRA assets (and the earnings thereon) will subject the earnings to federal income tax and will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income.

         The Trust permits certain employers (including self-employed individuals) to make contributions to employees' Traditional IRAs if the employer establishes a Simplified Employee Pension ("SEP") plan and/or a Salary Reduction SEP ("SARSEP"). Although SARSEPs may not be established after 1996, employers may continue to make contributions to SARSEPs established before January 1, 1997, under the pre-1997 federal tax law. A SEP permits an employer to make discretionary contributions to all of its employees' Traditional

IRAs (employees who have not met certain eligibility criteria may be excluded) equal to a uniform percentage of each employees' compensation (subject to certain limits). If an employer (including a self-employed individual) established a SARSEP before January 1, 1997, employees may defer a percentage of their compensation -- pre-tax -- to Traditional IRAs (subject to certain limits). The Code provides certain tax benefits for contributions by an employer, pursuant to a SEP and/or SARSEP, to an employee's Traditional IRA. For example, contributions to an employee's Traditional IRA pursuant to a SEP and/or SARSEP are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.



                              DESCRIPTION OF SHARES


         The Trust is a Massachusetts business trust. Under the Trust's Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Amended and Restated Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of twenty-four classes of shares, each class representing interests in a separate investment portfolio. The Trustees may similarly classify or reclassify any particular class of shares into one or more series. Currently, there are fourteen classes of shares authorized.

         Each share of the Trust has no par value, represents an equal proportionate interest in a Fund, and is entitled to such dividends and distributions of the income earned on the Fund's assets as are declared at the discretion of the Trustees. Shares of the Funds have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus of a particular Fund, a Fund's shares will be fully paid and nonassessable by the Trust. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund they hold.

         Shareholders of the Funds will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to particular Funds.


         There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders meeting for the election of trustees. Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust's outstanding shares (irrespective of class) may elect all of the trustees. The Amended and Restated Declaration of Trust provides that meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Furthermore, under the 1940 Act, the Board of Trustees is required to call a meeting of shareholders for the purpose of voting upon the removal of any trustee or trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares. If a shareholders meeting is held, you will be entitled to one vote for each full share you hold and proportionate fractional votes for fractional shares you hold. Except as set forth above, the Trustees shall continue to hold office and may appoint successor trustees.


         The Amended and Restated Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

         The trustees' decision to liquidate a portfolio may result from various factors which lead the trustees to believe that such action would be advisable. For example, there may be poor market conditions, the Fund may be unable to attract or retain sufficient investments or unforeseen expenses may hinder the Fund's ability to provide competitive returns. Liquidation of a portfolio could have negative tax consequences for a shareholder.

                     ADDITIONAL INFORMATION CONCERNING TAXES


         Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.


     A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

         For the Colorado Tax-Exempt Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

         An investment in the Colorado Tax-Exempt Fund is not intended to constitute a balanced investment program. Shares of the Colorado Tax-Exempt Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Colorado Tax-Exempt Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial use" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.


     The Funds will be required in certain cases to withhold and remit to the United States treasury 31% of the taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."

                             MANAGEMENT OF THE FUNDS

Trustees and Officers

     The names of the trustees and officers of the Trust, their ages, addresses, principal occupations during the past five years and other affiliations are set forth below:


                                                                 Principal Occupations
                                         Position with           During Past 5 Years and
Name, Age and Address                    the Trust               Other Affiliations
---------------------                    -------------           -----------------------
JACK D. HENDERSON, 73(1)                 Chairman, Trustee       Attorney, Jack D. Henderson, Self-Employed
1600 Broadway                                                    Attorney-at-Law since 1995; prior thereto partner of
Suite 1410                                                       the law firm of Clanahan, Tanner, Downing & Knowlton,
Denver, Colorado 80202                                           P.C., Denver, Colorado from April 1989 through
                                                                 October 1995; Trustee of Pacifica Funds Trust through
                                                                 August 1996; prior thereto self-employed Pacific
                                                                 America Fund attorney since 1952.

McNEIL S. FISKE, 67                      Trustee                 Chairman of the Board, MacCourt Products (plastics
P.O. Box 6154                                                    manufacturer); Director, Scientific Software
Littleton, Colorado 80121                                        Corporation through December 31, 1994.

                                                                 Principal Occupations
                                         Position with           During Past 5 Years and
Name, Age and Address                    the Trust               Other Affiliations
---------------------                    -------------           -----------------------
JAMES B. O'BOYLE, 72                     Trustee                 Business Consultant.
6115 West Mansfield
Avenue, #239
Denver, Colorado 80235

ROBERT L. STAMP, 68                      Trustee                 Prior to April 1995, Vice President of Finance,
6855 So. Depew Street                                            Treasurer and Assistant Secretary, The Gates
Littleton, Colorado 80123                                        Corporation (rubber company); Vice President, The
                                                                 Gates Rubber Company;  Trustee of Pacific American
                                                                 Fund through September 1994.

LYMAN E. SEELY, 82                       Trustee                 Director of OECO since May 1983; Director of McCall
14795 Northeast                                                  Oil and Chemical Co. since 1983; Director of Great
Lawnview Circle                                                  Western Chemical Co. since 1983.
Aurora, Oregon 97002

KENNETH V. PENLAND, 58                   President               Chairman and Chief Executive Officer, Denver
Denver Investment                                                Investment Advisors LLC (and its predecessor) since
  Advisors LLC                                                   March 1983; Chairman, Blue Chip Value Fund.
1225 17th Street-26th Fl.
Denver, Colorado  80202

JASPER R. FRONTZ, 31                     Treasurer               Treasurer, Blue Chip Value Fund, Inc. since November
Denver Investment                                                1997; Director of Mutual Fund Administration, Denver
  Advisors LLC                                                   Investment Advisors LLC since June 1997; Fund
1225 17th Street-26th Fl.                                        Controller, ALPS Mutual Funds Services, Inc. from
Denver, Colorado 80202                                           September 1995 through June 1997; Senior Accountant,
                                                                 Deloitte & Touche LLP from September 1991 through
                                                                 August 1995.

LISA A. BRUCKERT, 27                     Assistant               Fund Controller, ALPS Mutual Fund Services, Inc.
ALPS Mutual Funds                        Treasurer               since December 1998; Secretary, Stonebridge Funds
  Services, Inc.                                                 Trust, since February, 1999; Senior Associate,
370 17th Street                                                  PricewaterhouseCoopers LLP from October 1994 to
Suite 3100                                                       November 1998.
Denver, Colorado  80202

                                                                 Principal Occupations
                                         Position with           During Past 5 Years and
Name, Age and Address                    the Trust               Other Affiliations
---------------------                    -------------           -----------------------
W. BRUCE McCONNEL, III, 57               Secretary               Partner of the law firm of Drinker Biddle & Reath
Drinker Biddle & Reath LLP                                       LLP, Philadelphia, Pennsylvania.
One Logan Square
18th & Cherry Streets
Philadelphia, Pennsylvania
19103-6996



--------------


(1) Mr. Henderson is considered to be an "interested person" of the Trust as defined in the 1940 Act.


                                 --------------


         The trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.

         Each trustee receives an annual fee of $12,000 plus $500 for each Board and Board Committee meeting attended and reimbursement of expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $4,000 per annum for services in such capacity. The following chart provides certain information about the trustee fees paid by the Trust for the fiscal year ended May 31, 2000:


                                                 PENSION OR
                                                 RETIREMENT
                                AGGREGATE        BENEFITS            AGGREGATE
                                COMPENSATION     ACCRUED AS        COMPENSATION
NAME OF PERSON/                 FROM THE         PART OF FUND      FROM THE FUND
POSITION                        TRUST            EXPENSES             COMPLEX*
---------------                 ------------     ------------      -------------
JACK D. HENDERSON, Chairman     $   18,500       $        0         $   18,500

McNEIL S. FISKE, Trustee        $   14,500**     $        0         $   14,500

JAMES B. O'BOYLE, Trustee       $   14,500       $        0         $   14,500

ROBERT L. STAMP, Trustee        $   14,500**     $        0         $   14,500

LYMAN E. SEELY, Trustee         $   13,500       $        0         $   13,500



* Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently fourteen Westcore Funds in the Fund Complex.

** All of this amount has been deferred at the election of Messrs. Fiske and Stamp. The total amount of deferred compensation (including interest) accrued for Mr. Fiske and Mr. Stamp during the fiscal year ended May 31, 2000 is $45,784 and $20,523, respectively.



         Each trustee is entitled to participate in the Trust's Deferred Compensation Plan (the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trust at a money market fund rate of return or at a rate based on the performance of Trust shares and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will not obligate the Trust to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trust may invest in underlying securities without shareholder approval.

         Denver Investment Advisors, of which Mr. Penland, President of the Trust, is a member, and Mr. Frontz, Treasurer of the Trust, is Director of Mutual Fund Administration, receives compensation as Adviser and co-administrator. ALPS Mutual Funds Services, Inc., of which Ms. Bruckert is an employee, receives compensation as co-administrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and serves as distributor to the Trust.


         Drinker Biddle & Reath LLP, of which Mr. McConnel, Secretary of the Trust, is a partner, receives legal fees as counsel to the Trust. The trustees and officers of the Trust, as a group, owned 2.26% of the outstanding shares of the Westcore MIDCO Growth Fund, 3.23% of the outstanding shares of the Westcore Growth and Income Fund, 19.81% of the outstanding shares of the Westcore Mid-Cap Opportunity Fund, 1.95% of the outstanding shares of the Westcore Small-Cap Opportunity Fund, 1.34% of the outstanding shares of the Westcore Small-Cap Growth Fund and 6.27% of the outstanding shares of the Westcore Colorado Tax-Exempt Fund as of August 31, 2000. The trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Westcore Blue Chip Fund, Westcore International Frontier Fund, Westcore Select Fund, Westcore Flexible Income Fund and Westcore Plus Bond Fund as of August 31, 2000.


Shareholder and Trustee Liability

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Amended and Restated Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Amended and Restated Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Amended and Restated Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the

Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


         The Amended and Restated Declaration of Trust further provides that all persons having any claim against the trustees or the Trust shall look solely to the Trust property for payment; that no trustee, officer or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust property or the conduct of any business of the Trust; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as trustee. With the exception stated, the Amended and Restated Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been trustee, and that the trustees will indemnify representatives and employees of the Trust to the same extent that trustees are entitled to indemnification.




Investment Adviser

         Denver Investment Advisors serves as investment adviser to the Funds pursuant to an Advisory Agreement. In the Advisory Agreement, the Adviser has agreed to provide a continuous investment program for each Fund and to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

         As indicated in the Prospectuses, Denver Investment Advisors permits investment and other personnel to purchase and sell securities for their own accounts, including securities that may be held by the Funds, in accordance with Denver Investment Advisors' policy regarding personal investing by principals, officers and employees of Denver Investment Advisors. The Denver Investment Advisors' policy requires all principals, officers and employees to pre-clear all transactions in securities not otherwise exempt under the policy. In addition to pre-clearance, the policy subjects principals, officers and employees of Denver Investment Advisors to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with Denver Investment Advisors' policy. The provisions of the policy are administered by and subject to exceptions authorized by Denver Investment Advisors.

         The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal years of each Fund:


                                   Year Ended                   Year Ended                    Year Ended
                                  May 31, 2000                 May 28, 1999                  May 29, 1998
                           -------------------------     -------------------------     -------------------------
                            Advisory       Waiver of      Advisory      Waiver of       Advisory       Waiver of
Fund Name                     Fees           Fees           Fees           Fees           Fees           Fees
---------                  ----------     ----------     ----------     ----------     ----------     ----------
Westcore MIDCO
Growth Fund                $1,598,612     $  160,709     $2,591,504     $  196,466     $4,107,999     $        0
--------------------       ----------     ----------     ----------     ----------     ----------     ----------
Westcore Blue
Chip Fund                     322,479         72,951        383,666         63,138        378,391         48,681
--------------------       ----------     ----------     ----------     ----------     ----------     ----------
Westcore Growth
and Income Fund                16,963         77,365         12,126         74,637         21,739         87,613
--------------------       ----------     ----------     ----------     ----------     ----------     ----------
Westcore Small-Cap
Opportunity Fund              455,537        250,104        585,241        269,418        311,243        162,526
--------------------       ----------     ----------     ----------     ----------     ----------     ----------
Westcore
Mid-Cap
Opportunity Fund                    0         19,720              0         12,726            N/A            N/A
--------------------       ----------     ----------     ----------     ----------     ----------     ----------
Westcore Small-
Cap Growth Fund               114,221         76,234            N/A            N/A            N/A            N/A
--------------------       ----------     ----------     ----------     ----------     ----------     ----------
Westcore Select Fund           79,842         42,655            N/A            N/A            N/A            N/A
--------------------       ----------     ----------     ----------     ----------     ----------     ----------
Westcore International
Frontier Fund                  71,432         61,705            N/A            N/A            N/A            N/A
--------------------       ----------     ----------     ----------     ----------     ----------     ----------
Westcore Flexible
Income Fund                    37,326         63,559         44,194         50,699         33,851         45,959
--------------------       ----------     ----------     ----------     ----------     ----------     ----------
Westcore Plus
Bond Fund                      81,131         88,407        140,793         63,751        178,738         60,690
--------------------       ----------     ----------     ----------     ----------     ----------     ----------
Westcore Colorado
Tax-Exempt Fund                12,459        190,479              0        194,101              0        129,855
--------------------       ----------     ----------     ----------     ----------     ----------     ----------



         For the fiscal year ended May 31, 2000, the Investment Adviser reimbursed additional expenses for the Westcore Mid-Cap Opportunity Fund in the amount of $31,871.


         Denver Investment Advisors also performs investment advisory services for the Blue Chip Value Fund, Inc., a closed-end investment company portfolio. Investment decisions for each account managed by Denver Investment Advisors, including the Funds, are made independently from those for any other account that is or may in the future become managed by Denver Investment Advisors or its affiliates. If, however, a number of accounts managed by Denver Investment Advisors are contemporaneously engaged in the purchase or sale of the same security, the available securities or investments may be allocated in a manner believed by Denver Investment Advisors to be equitable to each account. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for or disposed of by a Fund.

         Each account managed by Denver Investment Advisors has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


         The current Advisory Agreement for the Westcore MIDCO Growth Fund, Westcore Growth and Income Fund, Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund became effective on October 1, 1995, and the current Advisory Agreement for the Westcore Mid-Cap Opportunity Fund became effective on October 1, 1998. The current Advisory Agreements for the Small-Cap Growth and Select Funds became effective on October 1, 1999. The current Advisory Agreement for the International Frontier Fund became effective on December 15, 1999. The current Advisory Agreement for the International Select Fund became effective on October 1, 2000. The Advisory Agreement for the Micro-Cap and International Small-Cap Value Funds will become effective upon commencement of the Funds' operations. Each Advisory Agreement is effective for its first two years and thereafter will continue in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the trustees of the Funds. The Advisory Agreement i) may be terminated without the payment of any penalty by the Fund or Denver Investment Advisors on 60 days' written notice; ii) terminates automatically in the event of its assignment; and
iii) generally, may not be amended without the approval by vote of a majority of the outstanding voting securities of such Fund.


         The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

         Denver Investment Advisors, as co-administrator, also provides administrative services to the Funds pursuant to an Administration Agreement and has agreed to pay all expenses incurred by it in connection with its administrative activities.

Distributor

         ALPS (the "Distributor"), with principal offices at 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202, acts as the distributor of the Funds' shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ALPS as agent of the Funds, and ALPS has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. As Distributor, ALPS pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature. ALPS is not entitled to any compensation for its services as Distributor. For the fiscal years ended May 31, 2000, May 28, 1999 and May 29, 1998, ALPS received $0, $0, and $0, respectively, in underwriting commissions with respect to all the investment portfolios offered by the Trust.

Administrators, Bookkeeping and Pricing Agent

         Pursuant to an Administrative Agreement, ALPS and Denver Investment Advisors serve as co-administrators to the Funds (the "Administrators"), and have agreed to pay all expenses they incur in connection with their administrative activities. As Administrators, they have agreed to: assist in maintaining the Funds' office; furnish the Funds with clerical and certain other services required by them; compile data for and prepare notices and semi-annual reports to the SEC; prepare filings with state securities commissions; coordinate federal and state tax returns; monitor each Fund's expense accruals; monitor compliance with each Fund's investment policies and limitations; and generally assist in each Fund's operations. Under the Administrative Agreement, the Administrators are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds, in connection with the performance of the agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrators in the performance of their duties and obligations under the agreement. The Administrators are entitled to receive a fee from each Fund for administrative services, computed daily and payable monthly, at the aggregate annual rate of .30% of each Fund's average daily net assets with respect to the Westcore MIDCO Growth Fund, Westcore Growth and Income Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Opportunity Fund, Westcore Small-Cap Opportunity Fund, Westcore International Frontier Fund, Westcore Small-Cap Growth Fund, Westcore Select Fund, Westcore International Select Fund, Westcore Micro-Cap Fund, Westcore International Small-Cap Value Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund. The Administrators have contractually agreed to waive fees as set forth in the prospectus and may voluntarily waive all or any portion of their administration fees from time to time. Prior to the current Administration Agreement, which became effective on October 1, 1995, ALPS served as sole Administrator to the Funds.

         In addition to the services it provides as co-administrator, ALPS has agreed, pursuant to a separate Bookkeeping and Pricing Agreement, to maintain the financial accounts and records of the Funds and to compute the net asset value and certain other financial information of the Funds. Under the Bookkeeping and Pricing Agreement, ALPS is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except for a loss resulting from willful misfeasance, bad faith or negligence on the part of ALPS in the performance of its duties under the Agreement.


         The Trust has agreed to reimburse Denver Investment Advisors for costs incurred by Denver Investment Advisors for providing recordkeeping and sub-accounting services to persons who beneficially own shares of a Fund through omnibus accounts ("Beneficial Shares"). The amount reimbursed with respect to a Fund will not exceed the lesser of the costs actually borne by Denver Investment Advisors or the effective rate for transfer agency services borne by a Fund without taking into account such Beneficial Shares and applying such rate to such Beneficial Shares. The Administrators are also authorized to make payments from their administrative fees or other sources to persons for providing services to a Fund or its shareholders.

         The following table summarizes the administration fees paid by the Funds and any administration fee waivers for the last three fiscal years:

                                     Year Ended                    Year Ended                  Year Ended
                                    May 31, 2000                  May 28, 1999                May 29, 1998
                            --------------------------    --------------------------   ---------------------------
                            Administration   Waiver of    Administration  Waiver of    Administration   Waiver of
Fund Name                       Fees           Fees           Fees           Fees           Fees           Fees
---------                   --------------  ----------    --------------  ----------   --------------   ----------
Westcore MIDCO
Growth Fund                  $  799,865     $   12,129     $1,271,967     $   14,788     $1,896,000     $        0
--------------------         ----------     ----------     ----------     ----------     ----------     ----------
Westcore Blue
Chip Fund                       177,019          5,487        201,532          4,685        193,253          3,857
--------------------         ----------     ----------     ----------     ----------     ----------     ----------
Westcore Growth
and Income Fund                  37,718          5,818         34,523          5,522         43,501          6,969
--------------------         ----------     ----------     ----------     ----------     ----------     ----------
Westcore Small-Cap
Opportunity Fund                198,236         13,456        242,098         14,300        132,961          9,175
--------------------         ----------     ----------     ----------     ----------     ----------     ----------
Westcore Mid-Cap
Opportunity Fund                      0          7,888              0          5,089            N/A            N/A
--------------------         ----------     ----------     ----------     ----------     ----------     ----------
Westcore Small-Cap
Growth Fund                      53,029          4,107            N/A            N/A            N/A            N/A
--------------------         ----------     ----------     ----------     ----------     ----------     ----------
Westcore Select Fund             53,376          3,161            N/A            N/A            N/A            N/A
--------------------         ----------     ----------     ----------     ----------     ----------     ----------
Westcore International
Frontier Fund                    30,262          3,022            N/A            N/A            N/A            N/A
--------------------         ----------     ----------     ----------     ----------     ----------     ----------
Westcore Flexible Income         61,083          6,174         58,403          4,859         48,481          4,725
Fund
--------------------         ----------     ----------     ----------     ----------     ----------     ----------
Westcore Plus Bond Fund         104,409          8,616        130,268          6,095        153,392          6,227
--------------------         ----------     ----------     ----------     ----------     ----------     ----------
Westcore Colorado
Tax-Exempt Fund                 104,520         17,243         92,805         23,655         33,180         44,733
--------------------         ----------     ----------     ----------     ----------     ----------     ----------




         In addition to the services it provides as distributor, co-administrator and bookkeeping and pricing agent, ALPS has agreed, pursuant to a separate Telephone and Service Agreement for each of the Funds to receive and accept orders for the purchase, redemption and transfer of shares and deliver the appropriate documentation thereof to the transfer agent. Under the Telephone and Service Agreement, ALPS is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds except for a loss resulting from misfeasance, bad faith or negligence on the part of ALPS in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Trust will pay ALPS a monthly fee at the annual rate of $15,000 per year during the term of the agreement. In addition, the Trust will pay ALPS a monthly fee at the annual rate of $2.00 for each shareholder account that is open during the immediately preceding month. The Trust will also pay ALPS a fee of $2.50 for each telephone call received by ALPS from a shareholder or prospective shareholder in connection with services rendered by ALPS pursuant to the agreement. Finally, the Trust will reimburse ALPS for out of pocket expenses, including but not limited to postage, forms, telephone, microfilm and microfiche.


         ALPS was paid $15,000 in fees under the Telephone and Service Agreement for the fiscal year ended May 29, 1998, $82,674 for the fiscal year ended May 28, 1999 and $78,774 for the fiscal year ended May 31, 2000.



                          CUSTODIAN AND TRANSFER AGENT

         The Bank of New York (the "Custodian"), with principal offices at One Wall Street, New York, New York 10286, serves as custodian of the assets of each of the Funds pursuant to a custody agreement (the "Custody Agreement"). Under the Custody Agreement, the Custodian has agreed to hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund. The Custodian may, at its own expense, open and maintain a custody account or accounts on behalf of any Fund with other banks or trust companies, provided that the Custodian shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. BNY Western Trust Company served as custodian to the Trust from December 1, 1997 until September 30, 1999. Prior to December 1, 1997, Wells Fargo Bank, N.A. served as custodian to the Trust.

         State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts, serves as Transfer Agent for each of the funds. As Transfer Agent, State Street has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; and (e) maintain shareholder accounts. Under the Transfer Agency Agreement, State Street receives from the Trust a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

                                    EXPENSES

         Operating expenses borne by the Funds include taxes, interest, fees and expenses of its trustees and officers, SEC fees, state securities qualification fees, advisory fees, administrative fees, charges of the Funds' custodian, shareholder services agent and accounting services agent, certain insurance premiums, outside auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses. The Funds also pay for brokerage fees, commissions and other transaction charges (if any) in connection with the purchase and sale of portfolio securities.

                        AUDITORS AND FINANCIAL STATEMENTS


         Deloitte & Touche LLP, with principal offices at 555 Seventeenth Street, Suite 3600, Denver, CO 80202-3942, serves as independent auditors for the Funds. The Fund's Annual Report to Shareholders for the fiscal year ended May 31, 2000 has been filed with the SEC. The financial statements and notes thereto in such Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements and Independent Accountants Report thereon, in such Annual Reports have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


                                     COUNSEL

         Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Trust and will pass upon certain legal matters relating to the Funds.

                                 CODES OF ETHICS

         Westcore and Denver Investment Advisors have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. The codes of ethics are on public file with, and available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

               ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

         From time to time, the yields, tax-equivalent yields, effective yields and the total return of a Fund may be quoted in newsletters, advertisements and other publications which may include comparisons of a Fund's performance with the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services. Performance information is generally available by calling ALPS at 1-800-392-CORE (2673).

         Any fees charged by your Service Organization directly to your account in connection with an investment in a Fund will not be included in the Fund's calculations of yield and/or total return.

         Performance quotations of a Fund represent its past performance, and you should not consider them representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Because performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time.


Yield Calculations - Westcore Bond Funds

         The funds yield shows the rate of income a Fund earns on its investments as a percentage of its share price. It represents the amount you would earn if you remained invested in a Fund for a year and the Fund continued to have the same yield for the year. Yield does not include changes in NAV. Each yield is calculated by dividing the net investment income per share (as described below) earned by a Fund during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:


                                      a-b      (6)
                          Yield = 2 [(----- + 1)  - 1]
                                      cd


     Where:   a =      dividends and interest earned during the period.

              b =      expenses accrued for the period (net of reimbursements).

              c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

              d =      net asset value per share on the last day of the period.


         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium.

The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium or the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available, or (ii) not to amortize discount or premium on the remaining security.

         Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         Based on the foregoing calculations, the yields of the Funds for the 30-day period ended May 31, 2000 were as follows:


                                                      30-Day Yield                      30-Day Yield
         Fund                                     (before fee waivers)              (after fee waivers)
         ----                                     --------------------              -------------------
Westcore Flexible Income Fund                             6.86%                             6.58%

Westcore Plus Bond Fund                                   7.33%                             7.07%

Westcore Colorado Tax-Exempt Fund                         4.82%                             4.25%



"Tax-Equivalent" Yield Calculations - Westcore Colorado Tax-Exempt Fund

         The Fund's "tax-equivalent" yield shows the level of the taxable yield needed to produce an after-tax yield equivalent to the Fund's tax-free yield. The Fund's tax-equivalent yield will always be higher than its yield. It is calculated by: (a) dividing the portion of the Fund's yield that is exempt from both federal and Colorado state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from federal income tax only by one minus a stated federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax.


         Based on the foregoing calculations, the yield and tax-equivalent yield of the Fund for the 30-day period ended May 31, 2000 (after fee waivers) were 4.82% and 7.32%, respectively, and before fee waivers were 4.25% and 6.46%, respectively.



         Tax-Equivalent Yield is based upon the effective combined state and federal tax rate assumptions of 34.19% (assuming a 31% federal tax rate and a 4.63% Colorado tax rate) for the Westcore Colorado Tax-Exempt Fund.


Total Return Calculations

         The average annual total return represents the average annual percentage change in the value of an investment in a Fund over a specified measuring period. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results. Each Fund computes its average annual total returns by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:


                                  (1/n)
                               ERV
                         T = [(--------)  -1]
                                  P


     Where: ERV = ending redeemable value at the end of the period covered by computation of a hypothetical $1,000 payment made at the beginning of the period.

              P = hypothetical initial payment of $1,000.

              n = period covered by the computation, expressed in terms of years.


         The aggregate total return reflects income and capital appreciation/depreciation and establishes a total percentage change in the value of an investment in a Fund over a specified measuring period. It is computed by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                                   ERV
                          T = [(---------- 1)]
                                    P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged by the Trust to all shareholder accounts. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

         Based on the foregoing calculations, the average annual total return (after fee waivers) for the year ended May 31, 2000, for the five year period ended May 31, 2000 and for the periods since commencement of the Funds' respective operations were as follows:


                                    Year             Five         Ten Years     Since Inception
                                    Ended         Years Ended       Ended             to
                                    May 31,         May 31,         May 31,         May 31,
        Fund                         2000            2000            2000            2000
        ----                        -------       -----------     ---------     ---------------
Westcore MIDCO Growth
Fund(1)                             35.63%           20.56%          18.22%          16.62%
--------------------------          ------           ------          ------          ------
Westcore Blue Chip Fund(2)           1.01%           17.89%          15.71%          14.28%
--------------------------          ------           ------          ------          ------
Westcore Growth and Income
Fund(2)(6)                          44.88%           23.11%          15.05%          15.09%
--------------------------          ------           ------          ------          ------
Westcore Small-Cap
Opportunity Fund(3)                  0.20%           10.88%             --            9.70%
--------------------------          ------           ------          ------          ------
Westcore Mid-Cap
Opportunity Fund(5)                 31.08%              --              --           26.88%
--------------------------          ------           ------          ------          ------
Westcore Small-Cap
Growth Fund (9)                        --               --              --          134.33%
--------------------------          ------           ------          ------          ------
Westcore Select Fund (9)               --               --              --           70.11%
--------------------------          ------           ------          ------          ------
Westcore International
Frontier Fund (10)                     --               --              --           16.12%
--------------------------          ------           ------          ------          ------
Westcore Flexible
Income Fund(2)(7)                    0.11%            5.97%           8.60%           8.84%
--------------------------          ------           ------          ------          ------
Westcore Plus Bond
Fund (2)(8)                          1.67%            5.12%           6.69%           6.94%
--------------------------          ------           ------          ------          ------
Westcore Colorado
Tax-Exempt Fund(4)                  (1.36)%           3.99%             --            5.41%
--------------------------          ------           ------          ------          ------

----------

(1)  Commenced Operations on August 1, 1986.

(2)  Commenced Operations on June 1, 1988.

(3)  Commenced Operations on December 28, 1993.

(4)  Commenced Operations on June 1, 1991.

(5)  Commenced Operations on October 1, 1998.

(6) The Westcore Growth and Income Fund was formerly known as the Equity Income Fund. The Fund's name was changed on January 1, 1996 to reflect a different objective and policies. Prior to January 1, 1996, the Fund's objective was to seek reasonable income through investments in income-producing securities. On January 1, 1996, the Fund's objective was revised to seek long-term total return through capital appreciation and current income through investments in equity securities. A new portfolio manager has managed the Fund since October 1995. Past performance is not intended to be indicative or representative of future performance.

(7) The Westcore Flexible Income Fund was formerly known as the Long-Term Bond Fund. The Fund's name was changed on October 1, 2000 to reflect a different objective and policies. Prior to October 1, 2000, the Fund's objective was to seek long-term total rate of return by investing primarily in investment grade bonds. On October, 1, 2000, the Fund's objective was revised to seek long-term total rate of return, consistent with preservation of capital. Past performance is not intended to be indicative or representative of future performance.

(8) The Westcore Plus Bond Fund was formerly known as the Intermediate-Term Bond Fund. The Fund's name was changed on October, 1, 2000 to reflect a different objective and policies. Prior to October 1, 2000, the Fund's objective was to seek current income with less volatility of principal than funds with longer maturities by investing primarily in investment grade bonds. On October 1, 2000, the Fund's objective was revised to seek long-term total rate of return consistent with preservation of capital, by investing primarily in investment grade bonds of varying maturities.

(9)  Commenced Operations on October 1, 1999

(10) Commenced Operations on December 15, 1999

         The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials (collectively, "Materials") a total return figure that more accurately compares a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the Materials by assuming the investment of $10,000 in shares of a Fund and assuming the reinvestment of all dividends and distributions. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.



         The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on an investment in a Fund are paid in the form of additional shares of the Fund, any future income or capital appreciation of the Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the investment in the Fund would increase more quickly than if dividends or other distributions had been paid in cash.



         In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The materials may also refer to or describe the types of clients the Adviser advises, and describe the Adviser's method of operation, internal work environment, procedure and philosophy. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. From time to time, the materials may include contests or promotions which may include the award of Fund shares as prizes, and a waiver of certain minimum amount requirements to open an account.

                                 MISCELLANEOUS

                  As used in this Statement of Additional Information, a "majority of the outstanding shares" of a Fund or a class of shares means, with respect to the approval of an investment advisory agreement, a distribution plan or as a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or class represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or class are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or class.




                  As of August 31, 2000, the following shareholders owned more than 5% or more of the outstanding shares of the Funds. In addition, any shareholder listed below owning more than 25% of the outstanding shares of a Fund may, for certain purposes, be deemed to control that Fund and be able to affect the outcome of certain matters presented for a vote of shareholders:



WESTCORE MIDCO GROWTH FUND

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
SEI Trust Company                            7.79%            939,841.7080           $20,075,018.88                  Record
C/O Colorado Business Bank                                                                                            Only
ATTN: Mutual Fund Administrator
One Freedom Valley
Oaks PA 19456

Wells Fargo Bank MN NA FBO                   7.47%            900,759.4650           $19,240,222.17                  Record
Westcore MIDCO Growth                                                                                                 Only
ATTN: Mutual Fund OPS
P.O. Box 1533
Minneapolis MN 55480-1533

US Bank National Association Cust;           7.41%            893,605.5960           $19,087,415.53                 Record &
Arapahoe County-Denver Invest                                                                                     Beneficial
Equity DTD 4/01/9
Trust Mutual Funds #90792802
P.O. Box 64010
St. Paul MN 55164-0010

Wendel & Co. A/C #808820                     7.32%            882,744.2020           $18,855,416.15                  Record
C/O The Bank of New York                                                                                              Only
P.O. Box 1066 Wall Street Station
New York NY 10268-1066

Rocky Mountain News Guild                    7.32%            882,744.2020           $18,855,416.15                Beneficial
10620 East Bethany Drive                                                                                              Only
Building #7
Aurora CO 80014-2602

WESTCORE GROWTH AND INCOME FUND

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
Christian Labor Assoc. PEN FD                16.81%           213,035.2150            $3,598,164.78                 Record &
TR DTD 9/23/67                                                                                                     Beneficial
412 Lakeland Dr. NE
P.O. Box 738
Willmar MN 56201-0738

Wells Fargo Bank MN NA FBO                   8.63%            109,342.4590            $1,846,794.13                  Record
Westcore Growth and Income Fund                                                                                       Only
ATTN: Mutual Fund OPS
P.O. Box 1533
Minneapolis MN 55480-1533

Wells Fargo Bank MN NA FBO                   7.51%             95,214.2320            $1,608,168.38                 Record &
ICA 401K Savings Plan                                                                                              Beneficial
ATTN: Mutual Fund OPS
P.O. Box 1533
Minneapolis MN 55480-1533

Cherry Trust & Co.                           6.85%             86,823.4580            $1,466,448.21                  Record
3033 E. 1st Ave.                                                                                                      Only
Denver Co. 80206-5617

Charles Schwab & Co. Inc.                    6.37%             80,715.0820            $1,363,277.73                  Record
Special Account For The Exclusive                                                                                     Only
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver Co. 80222

Comprecare Foundation                        6.28%              79,598.00             $1,344,411.81                Beneficial
333 W. Hampden Ave. Ste. 802                                                                                          Only
Englewood, Co. 80110



WESTCORE BLUE CHIP FUND

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
SEI Trust Company                            25.75%           940,628.1940           $14,278,735.98               Record Only
C/O Colorado Business Bank
ATTN: Mutual Fund Administrator
One Freedom Valley
Oaks PA 19456

Wendel & Co. A/C #808820                     15.18%           554,657.3990            $8,419,699.32               Record Only
C/O The Bank of New York
P.O. Box 1066 Wall Street Station
New York NY 10268-1066

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
Rocky Mountain News Guild                    15.18%           554,657.3990            $8,419,699.32             Beneficial Only
10620 East Bethany Drive
Building #7
Aurora CO 80014-2602

Denver Typo Union                            11.76%            429,432.000            $6,518,780.48             Beneficial Only
10620 East Bethany Drive
Building #7
Aurora CO 80014-2602

Denver Mailers Union                         7.58%               276,805              $4,201,900.10             Beneficial Only
10620 East Bethany Drive
Building #7
Aurora CO 80014-2602

Christian Labor Assoc. PEN FD                6.41%            234,161.0260            $3,554,564.37                 Record &
TR DTD 9/23/67                                                                                                     Beneficial
412 Lakeland Dr. NE
P.O. Box 738
Willmar MN 56201-0738

Wells Fargo Bank MN NA FBO                   6.33%            231,201.9500            $3,509.645.60                 Record &
Lakewood Police-                                                                                                   Beneficial
Westcore Blue Chip
ATTN: Mutual Fund OPS
P.O. Box 1533
Minneapolis MN 55480-1533

Charles Schwab & Co. Inc.                    5.77%            210,630.6090            $3,197,373.64               Record Only
Special Account for the Exclusive
Benefit of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver CO 80222

Denver News Press                            5.23%               190,985              $2,899,160.94             Beneficial Only
10620 East Bethany Drive
Building #7
Aurora CO 80014-2602



WESTCORE SMALL-CAP OPPORTUNITY FUND

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
Charles Schwab & Co. Inc.                    27.18%           439,155.2490           $10,249,883.51               Record Only
Special Account For The Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver CO 80222

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
Fidelity Investments Institutional           12.60%           203,649.8550            $4,753,187.62               Record Only
Operations Co. Inc. (FIIOC) As Agency
For Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington KY 41015-1999

Wachovia Bank NA Trustee For UCB Inc.         8.93%           144,231.3300            $3,366,359.24                Record &
Defined Benefit Pension Plan Under                                                                                Beneficial
Agreement DTD 5/21/96
301 N. Main Street
P.O. Box 3073
Winston Salem NC 27150-0001

Colorado State Bank Trust Dept.               5.78%            93,440.6300            $2,180,904.30               Record Only
1600 Broadway
Denver CO 80202-4927



WESTCORE LONG TERM BOND FUND

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
SEI Trust Company                            41.93%          1,060.751.1900          $10,204,426.45               Record Only
C/O Colorado Business Bank
ATTN: Mutual Fund Administrator
One Freedom Valley
Oaks PA 19456

Rocky Mountain News Guild                    25.43%           643,412.7410            $6,189,630.57                Beneficial
10620 East Bethany Drive                                                                                              Only
Building #7
Aurora CO 80014-2602

Wendel & Co. A/C #808820                     25.43%           643,412.7410            $6,189,630.57               Record Only
C/O The Bank Of New York
P.O. Box 1066 Wall Street Station
New York NY 10268-1066

Denver Typo Union                            19.23%              486,592              $4,681,017.02                Beneficial
10620 East Bethany Drive                                                                                              Only
Building #7
Aurora CO 80014-2602

Denver Mailers Union                         12.11%              306,443              $2,947,987.92                Beneficial
10620 East Bethany Drive                                                                                              Only
Building #7
Aurora CO 80014-2602

Denver News Press                             8.57%              216,797              $2,085,596.27                Beneficial
10620 East Bethany Drive                                                                                              Only
Building #7
Aurora CO 80014-2602

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
Christian Labor Assoc. PEN FD TR DTD          7.96%           201,254.8460            $1,936,071.62                 Record &
9/23/67                                                                                                            Beneficial
412 Lakeland Dr. NE
P.O. Box 738
Willmar MN 56201-0738

Charles Schwab & Co. Inc.                     5.66%           143,093.7770            $1,376,562.13               Record Only
Special Account for the Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver CO 80222



WESTCORE INTERMEDIATE TERM BOND FUND

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
SEI Trust Company                            29.24%           974,041.7740            $9,769,638.99               Record Only
C/O Colorado Business Bank
ATTN: Mutual Fund Administrator
One Freedom Valley
Oaks PA 19456

Wendel & Co. A/C #808820                     18.65%           621,411.5350            $6,232,757.70               Record Only
C/O The Bank Of New York
P.O. Box 1066 Wall Street Station
New York NY 10268-1066

Rocky Mountain News Guild                    18.65%           621,411.5350            $6,232,757.70             Beneficial Only
10620 East Bethany Drive
Building #7
Aurora CO 80014-2602

Christian Labor Assoc. PEN FD                14.26%           475,045.9550            $4,764,710.93                 Record &
TR DTD 9/23/67                                                                                                     Beneficial
412 Lakeland Dr. NE
P.O. Box 738
Willmar MN 56201-0738

Denver Typo Union                            13.70%              456,380              $4,577,493.74             Beneficial Only
10620 East Bethany Drive
Building #7
Aurora CO 80014-2602

Denver Mailers Union                          8.47%              282,071              $2,829,172.99             Beneficial Only
10620 East Bethany Drive
Building #7
Aurora CO 80014-2602

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
Charles Schwab & Co. Inc.                     6.73%           224,355.8130            $2,250,288.80               Record Only
Special Account For The Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver CO 80222

Denver News Press                             5.76%              191,882              $1,924,582.68             Beneficial Only
10620 East Bethany Drive
Building #7
Aurora CO 80014-2602



WESTCORE COLORADO TAX EXEMPT FUND

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
Charles Schwab & Co. Inc.                    39.08%          1,415,991.9060          $15,278,522.67               Record Only
Special Account For The Exclusive
Benefits Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver CO 80222

Janet E. Penland                              5.85%           211,924.3020            $2,286,663.22                 Record &
1510 E. 10th Ave. PH                                                                                               Beneficial
Denver, CO 80218-3139



WESTCORE MID-CAP OPPORTUNITY FUND

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
Denver Investment Advisors LLC               42.35%            91,414.8500            $1,426,071.66                 Record &
C/O Lou Kahanek                                                                                                    Beneficial
1225 17th St. FL 26
Denver CO 80202-5534

Kenneth V. Penland                           17.45%            37,660.5440             $587,504.49                  Record &
1510 E. 10th Ave PH                                                                                                Beneficial
Denver CO 80218-3139

Charles Schwab & Co. Inc.                    10.19%            21,992.9160             $343,089.49                   Record
Special Account For The Exclusive                                                                                     Only
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver CO 80222

WESTCORE INTERNATIONAL FRONTIER FUND

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
Charles Schwab & Co. Inc.                    30.33%           789,815.6120           $10,149,130.61               Record Only
Special Account For The Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver CO 80222

Colorado State Bank & Trust                  17.30%           450,598.4160            $5,790,189.65               Record Only
1600 Broadway
Denver CO 80202-4927

Michael W. Gerding                            7.69%           200,203.0280            $2,572,608.91                Record &
2201 S. Monroe St.                                                                                                Beneficial
Denver CO 80210-4936

National Financial Services Corp              5.57%           145,026.2130            $1,863,586.84               Record Only
For Exclusive Benefit Of Our Customers
One World Financial Center
200 Liberty Street
New York NY 10281-1003

Cherry Trust & Co.                            5.37%           139,778.9370            $1,796,159.34               Record Only
3033 E. 1st Ave.
Denver CO 80206-5617



WESTCORE SMALL-CAP GROWTH FUND

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
National Investor Services Corp.             26.56%           463,000.8030           $12,649,181.94               Record Only
For Exclusive Benefit Of Customers
55 Water Street
32nd Floor
New York NY 10041-3299

Charles Schwab & Co. Inc.                    17.96%           313,011.6900            $8,551,479.37               Record Only
Special Account For The Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver CO 80222

Colorado State Bank Trust Dept.               9.70%           169,035.4570            $4,618,048.69               Record Only
1600 Broadway
Denver CO 80202-4927

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
National Financial Services Corp. For         8.16%           142,196.1100            $3,884,797.73               Record Only
Exclusive Benefit Of Our Customers
One World Financial Center
200 Liberty Street
New York NY 10281-1003

Norwest Bank MN NA FBO                        6.44%           112,242.9960            $3,066,478.65               Record Only
Westcore Small Cap Growth
ATTN: Mutual Funds
P.O. Box 1533
Minneapolis MN 55480-1533

Denver Investment Advisors LLC                6.44%           112,242.9960            $3,066,478.65             Beneficial Only
Retirement Plans
1225 17th Street, 26th Floor
Denver, CO 80202



WESTCORE SELECT FUND

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
Charles Schwab & Co. Inc.                    31.59%           632,765.1700           $16,432,911.46               Record Only
Special Account For The Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver CO 80222

FTC & Co.                                    11.12%           222,779.6040            $5,785,586.32               Record Only
ATTN: Datalynx House Acct.
P.O. Box 173736
Denver CO 80217-3736

Cherry Trust & Co.                            8.56%           171,427.2540            $4,451,965.79               Record Only
3033 E 1st Ave.
Denver CO 80206-5617

Norwest Bank MN NA FBO                        7.95%           159,297.0490            $4,136,944.36               Record Only
Westcore Select Fund
ATTN: Mutual Funds
P.O. Box 1533
Minneapolis MN 55480-1533

State Street Bank & Trust Co CUST FBO         7.87%           157,567.9750            $4,092,040.31                 Record &
Jerry W. Peterson IRA                                                                                              Beneficial
3 Lynn Road
Cherry HL VLG CO 80110-4901

Name and Address of Shareholder          % of Fund Held       Share Balance           Asset Balance            Type of Ownership
-------------------------------          --------------       -------------           -------------            -----------------
Denver Investment Advisors LLC                7.95%           159,297.0490            $4,136,944.36                Beneficial
Retirement Plans                                                                                                      Only
1225 17th Street, 26th Floor
Denver, CO 80202



---------



* All above-listed shares of the Westcore MIDCO Growth Fund, Westcore Growth and Income Fund, Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund, Westcore Long-Term Bond Fund, Westcore Intermediate-Term Bond Fund, Westcore Colorado Tax-Exempt Bond Fund, Westcore International Frontier Fund, Westcore Small Cap Growth Fund and Westcore Select Fund were owned of record by the owners named above, and to the Trust's knowledge were also owned beneficially as indicated above.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS


Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.



         Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:


         "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.



         Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:


         "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



         - "r" - The 'r' highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.


         - N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.




         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:


         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



         "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


         Con. (...) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.



The following summarizes the ratings used by Fitch for corporate and municipal bonds:


         "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.


         "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.


         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


         - To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.



         - 'NR' indicates the Fitch does not rate the issuer or issue in question.



         - 'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.



         - RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.



         Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

         "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


         "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


         "BB," - A rating of BB suggests that the likelihood of default is considerably less than for lower-rated issues, although there are significant uncertainties that could affect the ability to adequately service debt obligations.

         "B" - Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

         "CCC" - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

         "CC" - This rating is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:


         "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


         "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.



         Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

         As stated in the Prospectuses, all Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix.

I.       Interest Rate Futures Contracts.


         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

         Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contract's on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.      Stock Index Futures Contracts.

         General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         A Fund will sell index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

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III.     Futures Contracts on Foreign Currencies.


         A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.      Margin Payments.


         Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and a Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Denver Investment Advisors may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or gain.

V.       Risks of Transactions in Futures Contracts.

         There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by Denver Investment Advisors. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Denver Investment Advisors. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by a Fund may decline. If this occurred, a Fund would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by Denver Investment Advisors may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the Funds is also subject to Denver Investment Advisor's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.      Options on Futures Contracts.


         The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII.     Accounting Treatment.


         Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

                           PART C - OTHER INFORMATION


Item 23. Exhibits

         (a)   (1)  Amended and Restated Declaration of Trust of the Registrant
                    dated November 19, 1987 is incorporated herein by reference to Exhibit (1)(a) to Post-Effective Amendment No. 45.

               (2) Amendment to Amended and Restated Declaration of Trust of the Registrant dated July 16, 1990 is incorporated herein by reference to Exhibit (1)(b) to Post-Effective Amendment No. 45.

         (b) Registrant's Amended and Restated Code of Regulations is incorporated by reference to Exhibit 2(a) to Post-Effective Amendment No. 45.

         (c) See Articles IV, V and VIII of the Amended and Restated Declaration of Trust which is incorporated herein by reference to Exhibit (1)(a) to Post-Effective Amendment No. 45; Amendment to Amended and Restated Declaration of Trust which is incorporated herein by reference to Exhibit (1)(b) to Post-Effective Amendment No. 45; and Article II, Article V and Sections 6.1 and 6.4 of
               Article VI of the Amended and Restated Code of Regulations which is incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 45.

         (d)   (1)  Amended and Restated Advisory Agreement dated October 1,
                    1995 between Registrant and Denver Investment Advisors LLC relating to Registrant's Cash Reserve Fund (which has not yet commenced operations), Colorado Tax-Exempt Fund, Growth and Income Fund (formerly the Equity Income Fund), Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund (formerly the Modern Value Equity Fund) and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 44.

               (2) Addendum No. 1 to Amended and Restated Advisory Agreement relating to the Mid-Cap Opportunity Fund is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 49.

               (3) Form of Addendum No. 2 to Amended and Restated Advisory Agreement relating to the Small-Cap Growth Fund is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 51.

               (4) Form of Addendum No. 3 to Amended and Restated Advisory Agreement relating to the Select Fund is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 51.

               (5) Form of Addendum No. 4 to Amended and Restated Advisory Agreement relating to the International Frontier Fund (formerly the International Equity Fund) is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 51.

               (6) Form of Amended and Restated Advisory Agreement between Registrant and Denver Investment Advisers LLC relating to Registrant's MIDCO Growth Fund, Blue Chip Fund, Growth and Income Fund, Small-Cap Opportunity Fund, Mid-Cap Opportunity Fund, Small-Cap Growth Fund, Select Fund, International Frontier Fund, International Select Fund, Flexible Income Fund (formerly the Intermediate-Term Bond Fund), Plus Bond Fund (formerly the Long-Term Bond Fund) and Colorado Tax-Exempt Fund is filed herewith.

         (e)   (1)  Amended and Restated Distribution Agreement dated as of
                    October 1, 1997 between Registrant and ALPS Mutual Funds Services, Inc. relating to Registrant's MIDCO Growth Fund, Blue Chip Fund (formerly the Modern Value Equity Fund), Growth and Income Fund (formerly the Equity Income Fund), Intermediate-Term Bond Fund and Long-Term Bond Fund is incorporated herein by reference to Exhibit 6(a) to Post-Effective Amendment No. 46.

                    (i) Amendment No. 1 to Amended and Restated Distribution Agreement relating to the Mid-Cap Opportunity Fund is incorporated herein by reference to Exhibit (e)(1)(i) to Post-Effective Amendment No. 49.

                    (ii) Form of Amendment No. 2 to Amended and Restated Distribution Agreement relating to the Small-Cap Growth Fund is incorporated herein by reference to Exhibit (e)(1)(ii) to Post-Effective Amendment No. 51.

                    (iii) Form of Amendment No. 3 to Amended and Restated
                          Distribution Agreement relating to the Select Fund is incorporated herein by reference to Exhibit
                          (e)(1)(iii) to Post-Effective Amendment No. 51.

                    (iv) Form of Amendment No. 4 to Amended and Restated Distribution Agreement relating to the International Frontier Fund (formerly the International Equity Fund) is incorporated herein by reference to Exhibit
                          (e)(1)(iv) to Post-Effective Amendment No. 51.

                    (v) Form of Amended and Restated Distribution Agreement between Registrant and ALPS Mutual Funds Services, Inc. relating to Registrant's MIDCO Growth Fund, Blue Chip Fund, Growth and Income Fund, Small-Cap Opportunity Fund, Mid-Cap Opportunity Fund, Small-Cap Growth Fund, Select Fund, International Frontier Fund, International Select Fund, Flexible Income Fund (formerly the Intermediate-Term Bond Fund), Plus Bond Fund (formerly the Long-Term Bond Fund) and Colorado Tax-Exempt Fund is filed herewith.

               (2) Form of Broker/Dealer Selling Agreement is incorporated herein by reference to Exhibit No. 6(b) to Post-Effective Amendment No. 45.

               (3) Form of Bank Agreement is incorporated herein by reference to Exhibit No. 6(c) to Post-Effective Amendment No. 45.

          (f) Westcore Trust Deferred Compensation Plan (as Amended and Restated Effective June 22, 1998) is incorporated herein by reference to Exhibit 7(a) to Post-Effective Amendment No. 47.

          (g) (1) Custody Agreement between Westcore Trust and Bank of New York ("BONY") is incorporated herein by reference to Exhibit
                    (g)(1) to Post-Effective Amendment No. 51

               (2) Amendment No. 1 to Custody Agreement relating to the International Frontier Fund is incorporated herein by reference to Exhibit No. (g)(2) to Post-Effective Amendment No. 51.

               (3) Form of Amendment No. 2 to the Custody Agreement relating to the International Select Fund is incorporated herein by reference to Exhibit No. (g)(3) to Post-Effective Amendment No. 51.

               (4) Form of Amendment No. 3 to the Custody Agreement relating to the International Small-Cap Value Fund is incorporated herein by reference to Exhibit No. (g)(4) to Post-Effective Amendment No. 51.

               (5) Form of Amendment No. 4 to the Custody Agreement relating to the Micro-Cap Fund is incorporated herein by reference to Exhibit (g)(5) to Post-Effective Amendment No. 51.

               (6) Foreign Custody Manager Agreement between Westcore Trust and BONY is incorporated herein by reference to Exhibit (g)(6) to Post-Effective Amendment No. 51.

          (h) (1) Administration Agreement dated as of October 1, 1995 between Registrant, Denver Investment Advisors LLC, and ALPS Mutual Funds Services, Inc. relating to Registrant's Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund (formerly the Equity Income Fund), Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund (formerly the Modern Value Equity Fund) and Small-Cap Opportunity Fund is incorporated herein by reference to
                    Exhibit 9(a) of Post-Effective Amendment No. 45.

                    (i) Amendment No. 1 to Administration Agreement relating to the Mid-Cap Opportunity Fund is incorporated herein by reference to Exhibit h(1)(i) to Post-Effective Amendment No. 49.

                    (ii) Form of Amendment No. 2 to Administration Agreement relating to the Small-Cap Growth Fund is incorporated herein by reference to Exhibit
                              (h)(1)(ii) to Post-Effective Amendment No. 51.

                    (iii) Form of Amendment No. 3 to Administration Agreement relating to the Select Fund is incorporated herein by reference to Exhibit
                              (h)(1)(iii) to Post-Effective Amendment No. 51.

                    (iv) Form of Amendment No. 4 to Administration Agreement relating to the International Frontier Fund (formerly the International Equity Fund) is incorporated herein by reference to Exhibit
                              (h)(1)(iv) to Post-Effective Amendment No. 51.

                    (v) Form of Amended and Restated Administration Agreement among Registrant, Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc. relating to Registrant's MIDCO Growth Fund, Blue Chip Fund, Growth and Income Fund, Small-Cap Opportunity Fund, Mid-Cap Opportunity Fund, Small-Cap Growth Fund, Select Fund, International Frontier Fund, International Select Fund, Flexible Income Fund (formerly the Intermediate-Term Bond
                              Fund), Plus Bond Fund (formerly the Long-Term Bond
                              Fund) and Colorado Tax-Exempt Fund is filed herewith.

               (2) Amended and Restated Transfer Agency and Service Agreement dated January 4, 1993 as amended from the Transfer Agency and Service Agreement dated June 1, 1992 between Registrant and State Street Bank and Trust Company relating to Registrant's Blue

                    Chip Fund (formerly the Modern Value Equity Fund), Growth and Income Fund (formerly the Equity Income Fund), MIDCO Growth Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund and Colorado Tax-Exempt Fund is incorporated herein by reference to Exhibit 9(b) to Post-Effective Amendment No. 45.

                    (i) Amendment No. 1 dated as of December 28, 1993 relating to Registrant's Small-Cap Opportunity Fund is incorporated herein by reference to
                              Exhibit 9(b)(i) to Post-Effective Amendment No.
                              45.

                    (ii) Amendment No. 2 dated as of November 1, 1994 is incorporated herein by reference to Exhibit 9(b)(ii) to Post-Effective Amendment No. 45.

                    (iii) Revised Fee Schedule to Transfer Agency Agreement dated as of August 3, 1998 is incorporated herein by reference to Exhibit 9(b)(iii) to Post-Effective Amendment No. 48.

                    (iv) Amendment No. 3 to Amended and Restated Transfer Agency Agreement relating to the Mid-Cap Opportunity Fund is incorporated herein by reference to Exhibit 2(iv) to Post-Effective Amendment No. 49.

                    (v) Amendment No. 4 to Amended and Restated Transfer Agency and Service Agreement between Westcore Trust and State Street Bank and Trust Company with respect to the Small-Cap Growth, Select and International Frontier Funds is incorporated herein by reference to Exhibit No. (h)(2)(v) to Post-Effective Amendment No. 51.

                    (vi) Form of Amendment No. 5 to Amended and Restated Transfer Agency and Service Agreement relating to the International Select Fund is incorporated herein by reference to Exhibit (h)(2)(vi) to Post-Effective Amendment No. 51.

                    (vii) Form of Amendment No. 6 to Amended and Restated Transfer Agency and Service Agreement relating to the International Small-Cap Value Fund is incorporated herein by reference to Exhibit
                              (h)(2)(vii) to Post-Effective Amendment No. 51.

                    (viii) Form of Amendment No. 7 to Amended and Restated Transfer Agency and Service Agreement relating to the

                              Micro-Cap Fund is incorporated herein by reference to Exhibit (h)(2)(viii) to Post-Effective Amendment No. 51.

               (3) Amended and Restated Bookkeeping and Pricing Agreement dated June 1, 1998 between Registrant and ALPS Mutual Funds Services, Inc. relating to Registrant's Colorado Tax-Exempt Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, Blue Chip Fund, Growth and Income Fund, MIDCO Growth Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 47.

                    (i) Amendment No. 1 to Amended and Restated Bookkeeping and Pricing Agreement relating to the Mid-Cap Opportunity Fund is incorporated herein by reference to Exhibit 3(i) to Post-Effective amendment No. 49.

                    (ii) Form of Amendment No. 2 to Amended and Restated Bookkeeping and Pricing Agreement relating to the Small-Cap Growth Fund is incorporated herein by reference to Exhibit No. (h)(3)(ii) to Post-Effective Amendment No. 51.

                    (iii) Form of Amendment No. 3 to Amended and Restated Bookkeeping and Pricing Agreement relating to the Select Fund is incorporated herein by reference to Exhibit No. (h)(3)(iii) to Post-Effective Amendment No. 51.

                    (iv) Form of Amendment No. 4 to Amended and Restated Bookkeeping and Pricing Agreement relating to the International Frontier Fund (formerly the International Equity Fund) is incorporated herein by reference to Exhibit No. (h)(3)(iv) to Post-Effective Amendment No. 51.

                    (v) Form of Amended and Restated Bookkeeping and Pricing Agreement between Registrant and ALPS Mutual Funds Services, Inc. relating to Registrant's MIDCO Growth Fund, Blue Chip Fund, Growth and Income Fund, Small-Cap Opportunity Fund, Mid-Cap Opportunity Fund, Small-Cap Growth Fund, Select Fund, International Frontier Fund, International Select Fund, Flexible Income Fund (formerly the Intermediate-Term Bond Fund), Plus Bond Fund (formerly the Long-Term Bond Fund) and Colorado Tax-Exempt Fund is filed herewith.

               (4) Indemnification Agreement dated July 17, 1995 between Registrant and First Interstate Bancorp is incorporated herein by reference to Exhibit 9(d) to Post-Effective Amendment No. 45.

               (5)  (i)       Operating Agreement dated as of November 27, 1995
                              between Charles Schwab & Co., Inc. and Westcore
                              Trust relating to the Cash Reserve Fund, Colorado
                              Tax-Exempt Fund, Growth and Income Fund (formerly the Equity Income Fund), Intermediate-Term Bond
                              Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue
                              Chip Fund (formerly the Modern Value Equity Fund) and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 45.

                              (a) Order Placement Procedures Amendment to the Operating Agreement between Charles Schwab & Co., Inc. and Westcore Trust dated as of December 1, 1997 relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to
                                        Exhibit 9(e)(a) to Post-Effective
                                        Amendment No. 47.

                              (b) Charles Schwab & Company, Inc. Side Letter Agreement to Order Placement Procedures Amendment dated as of December 22, 1997 among Westcore Trust, Denver Investment Advisors LLC and Boston Financial Data Services, Inc. relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(e)(b) to Post-Effective Amendment No 47.

                              (c) Amendment to Operating Agreement dated as of October 1, 1998 between Charles Schwab & Co. and Westcore Trust, relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit h(5)(c) to Post-Effective Amendment No. 49.

                              (d) Side Letter to Amendment to Operating Agreement among Westcore Trust, Charles Schwab & Co., and Denver Investment Advisors ("DIA") dated as of

                                        October 1, 1998, relating to the Cash
                                        Reserve Fund, Colorado Tax-Exempt Fund,
                                        Growth and Income Fund,
                                        Intermediate-Term a Bond Fund, Long-Term
                                        Bond Fund, MIDCO Growth Fund, Blue Chip
                                        Fund and Small-Cap Opportunity Fund is
                                        incorporated herein by reference to
                                        Exhibit h(5)(i)(d) to Post-Effective
                                        Amendment No. 49.

                              (e)       Amendment to Operating Agreement
                                        effective as of January, 1999, relating
                                        to the Cash Reserve Fund, Colorado
                                        Tax-Exempt Fund, Growth and Income Fund,
                                        Intermediate-Term Bond Fund, Long-Term
                                        Bond Fund, MIDCO Growth Fund, Blue Chip
                                        Fund and Small-Cap Opportunity Fund is
                                        incorporated herein by reference to
                                        Exhibit h(5)(i)(e) to Post-Effective
                                        Amendment No. 49.

                    (ii) Institutional Services Agreement dated as of November 27, 1995 between Charles Schwab & Co. and Westcore Trust relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund (formerly the Equity Income Fund), Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund (formerly the Modern Value Equity Fund) and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 45.

                    (iii) Retail Services Agreement dated as of March 26, 1996 among Westcore Trust, Denver Investment Advisors LLC and Charles Schwab & Co., Inc. relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund (formerly the Equity Income Fund), Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund (formerly the Modern Value Equity Fund) and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 45.

                              (a) Amendment to Services Agreement dated as of July 1, 1998 among Westcore Trust, Denver Investment Advisors LLC and Charles Schwab & Co. relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund,
                                        Intermediate-Term Bond Fund, Long-Term
                                        Bond Fund, MIDCO Growth Fund, Blue Chip
                                        Fund and Small-Cap Opportunity Fund is
                                        incorporated herein by reference to
                                        Exhibit 9(e)(iii)(c) to Post-Effective
                                        Amendment No. 47.

                    (iv) Side Letter dated as of March 5, 1996 among ALPS Mutual Funds Services, Inc., Denver Investment Advisors LLC, State Street Bank & Trust Company and Westcore Trust relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund (formerly the Equity Income Fund), Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund (formerly the Modern Value Equity Fund) and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 45.

                    (v) Retirement Plan Order Processing Amendment dated as of February 15, 1996 to the Operating Agreement among Charles Schwab & Co., Inc., the Charles Schwab Company and Westcore Trust relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund (formerly the Equity Income
                              Fund), Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund (formerly the Modern Value Equity Fund) and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 45.

                    (vi) Confidentiality Agreement dated as of March 26, 1996 between Charles Schwab & Co., Inc. and Denver Investment Advisors LLC relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund (formerly the Equity Income Fund), Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund (formerly the Modern Value Equity Fund) and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 45.

                    (vii) Transaction Charges Amendment to Services Agreement dated as of July 1, 1997 is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 46.

                    (viii) Amendment to Services Agreement dated as of October 1, 1998 among Westcore Trust, Schwab and Denver Investment Advisors LLC is incorporated herein by reference to Exhibit h(5)(viii) to Post-Effective Amendment No. 49.

               (6)  (i)       DST FAN WEB Services Agreement dated as of August
                              1, 1997 among DST Systems, Inc., Westcore Trust and Denver Investment Advisors LLC is incorporated herein by reference to Exhibit 9(f) to Post-Effective Amendment No. 46.

                    (ii) Indemnification Agreement dated as of August 1, 1997 between Denver Investment Advisors LLC and Westcore Trust is incorporated herein by reference to Exhibit 9(f) to Post-Effective Amendment No. 46.

               (7)  (i)       Shareholder Service Agreement dated as of July 1,
                              1996 between Wells Fargo Bank, N.A. and Westcore
                              Trust is incorporated herein by reference to
                              Exhibit 9(g) to Post-Effective Amendment No. 46.

                    (ii) Addition of Parties dated as of August 2, 1999 to Shareholder Services Agreement among Wells Fargo Bank, N.A., Westcore Trust, ALPS Mutual Funds Services, Inc. and Denver Investment Advisers LLC is incorporated herein by reference to Exhibit
                              (h)(7)(ii) to Post-Effective Amendment No. 50.

               (8) Agency Trading Agreement dated as of May 19, 1997 among Bank of Oklahoma, N.A., its affiliate Alliance Trust Company, N.A. and Westcore Trust is incorporated herein by reference to Exhibit 9(h) to Post-Effective Amendment No. 46.

               (9)  (i)       Shareholder Service Agreement dated as of November
                              22, 1996 among First Trust Corporation, Denver
                              Investment Advisors LLC and Westcore Trust is incorporated herein by reference to Exhibit 9(i) to Post-Effective Amendment No. 46.

                    (ii) Side letter to Shareholder Services Agreement dated as of September 25, 1998 among Westcore Trust, DIA, and Firstrust is incorporated herein by reference to Exhibit h(10) to Post-Effective Amendment No. 49.

               (10) Agency Trading Agreement dated as of July 15, 1997 among
                    Westcore Trust, ALPS Mutual Funds Services, Inc., Boston Financial Data Services, Inc. and Financial Administrative Services Corporation relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(j) to Post-Effective Amendment
                    No. 47.

               (11) Agency Trading Agreement dated as of January 2, 1998 among
                    Westcore Trust, ALPS Mutual Funds Services, Inc., Boston Financial Data Services, Inc. and Wachovia Operational Services Corporation relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(k) to Post-Effective Amendment
                    No. 47.

               (12) (i) Securities Lending Agency Client Agreement dated as of March 27, 1998 between Westcore Trust and PaineWebber Incorporated relating to the Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(l) to Post-Effective Amendment No. 47.

                    (ii) Amendment dated April 1, 1999 to Securities Lending Agency Client Agreement dated as of March 27, 1998 between Westcore Trust and PaineWebber Incorporated is incorporated herein by reference to Exhibit (h)(12)(ii) to Post-Effective Amendment No. 50.

               (13) Service Agreement dated as of November 10, 1997 among
                    Westcore Trust, ALPS Mutual Funds Services, Inc., Denver Investment Advisors LLC and PaineWebber Incorporated relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(m) to Post-Effective Amendment No. 47.

               (14) (i) Omnibus Account Services Agreement dated as of February 26, 1998 among Westcore Trust, Denver Investment Advisors LLC and National Investors Services Corp. relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(n) to Post-Effective Amendment No. 47.

                    (ii) Side Letter to Omnibus Account Services Agreement dated as of February 26, 1998 among Westcore Trust, National Investor Services Corp. and DIA is incorporated herein by reference to Exhibit h(16) to Post-Effective Amendment No. 49.

               (15) Side Letter appointing Smith Barney Inc. as Agent dated as of October 6, 1997 between Westcore Trust and Smith Barney Inc. relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to
                    Exhibit 9(o) to Post-Effective Amendment No. 47.

               (16) Telephone and Service Agreement dated as of August 3, 1998 between Westcore Trust and ALPS Mutual Funds Services, Inc. relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(p) to Post-Effective Amendment No. 48.

               (17) Agency Trading Agreement dated as of August 3, 1998 between
                    Westcore Trust, Denver Investment Advisors LLC, ALPS Mutual Funds Services, Inc., Boston Financial Data Services, Inc. and American Century Retirement Plan Services, Inc. relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(q) to Post-Effective Amendment No. 48.

               (18) (i) Agency Trading Agreement dated as of August 21, 1998 between Westcore Trust, Janney Montgomery Scott, Inc., ALPS Mutual Funds Services, Inc. and Boston Financial Data Services, Inc. relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(r) to Post-Effective Amendment No. 48.

                    (ii) Side Letter to Agency Trading Agreement dated August 21, 1998 between Westcore Trust and Janney Montgomery Scott, Inc. ("JMS") and dated as of September 25, 1998 among Westcore Trust, JMS, BFDS and ALPS, is incorporated herein by reference to Exhibit h(21) to post-Effective Amendment No. 49.

               (19) Agency Trading Agreement dated as of September 1, 1998 among
                    Westcore, DIA, and Fidelity Investment Institutional Operations Company, Inc. is incorporated herein by reference to Exhibit h(22) to Post-Effective Amendment No. 49.

               (20) No Transaction Fee Mutual Fund Offering/Retail Shareholder
                    Services Agreement dated as of October 1, 1998 among Westcore Trust, ALPS and E-Trade is incorporated herein by reference to Exhibit h(23) to Post-Effective Amendment No. 49.

               (21) Agency Trading Agreement dated as of September 3, 1999 among
                    Westcore Trust, Denver Investment Advisors LLC, ALPS Mutual Funds Services, Inc., Boston Financial Data Services, Inc. and Mid-Atlantic Capital Corporation is incorporated herein by reference to Exhibit No. (h)(21) to Post-Effective Amendment No. 51.

               (22) Fee Waiver Letter Agreement among Westcore Trust, ALPS
                    Mutual Funds Services, Inc. and Denver Investment Advisors LLC is filed herewith.

               (23) Sideletter to Shareholder Services Agreement dated November
                    19th, 1999 between Sun Gard Investment Products, Inc. and Denver Investment Advisors LLC relating to the Select, Small-Cap Growth and International Frontier Funds is filed herewith.

               (24) Sideletter to Omnibus Account Services Agreement dated
                    February 26, 1998 between National Investor Services Corporation, Denver Investment Advisors LLC and Westcore Trust relating to the Select, Small-Cap Growth and International Frontier Funds is filed herewith.

               (25) Sideletter to Standard Agency Trading Agreement dated as of
                    August 21, 1998 between Janney Montgomery Scott, Inc., Westcore Trust and its Fund affiliates relating to the Select, Small-Cap Growth and International Frontier Funds is filed herewith.

               (26) Sideletter to Services Agreement dated as of November 1,
                    1996 between Fidelity Brokerage Services, Inc., National Financial Services Corporation and Denver Investment Advisors LLC relating to the Select, Small-Cap Growth and International Frontier Funds is filed herewith.

               (27) Sideletter to Shareholder Services Agreement dated as of
                    November 19, 1996 between First Trust Corporation, Denver Investment Advisors LLC, and Westcore Trust relating to the Select, Small-Cap Growth and International Frontier Funds is filed herewith.

               (28) Sideletter to Retail Shareholder Services Agreement dated as of October 1, 1998 between E*Trade Group, Inc., ALPS Mutual Fund Services, Inc., Denver Investment Advisors LLC and Westcore

                    Trust relating to the Select, Small-Cap Growth and International Frontier Funds is filed herewith.

               (29) Form of Letter to Transfer Agent to authorize acceptance of shareholder instructions from broker/dealers and third-party administrators via facsimile is filed herewith.

          (i) Opinion of counsel that shares are validly issued, fully paid and non-assessable is filed herewith.

          (j)  (1)  Consent of Drinker Biddle & Reath LLP is filed herewith.

               (2)  Consent of Independent Auditors is filed herewith.

          (k)  None.

          (l) Conversion Agreement between Westcore Trust and Denver Investment Advisors LLC relating to the Mid-Cap Opportunity Fund is incorporated herein by reference to Exhibit 13(a) to Post-Effective Amendment No. 48.

          (m)  None.

          (n)  None.

          (o)  None.

          (p)  (1)  Amended Code of Ethics of Westcore Trust is filed herewith.

               (2) Amended Code of Ethics of Denver Investment Advisors LLC is filed herewith.

          (q) Powers of Attorney and Certificate of Secretary certifying resolution authorizing signature by powers of attorney are filed herewith under Rule 485(b) under the Securities Act of 1933.

Item 24. Persons Controlled By or Under Common Control with Registrant.

         Registrant is controlled by its Board of Trustees. Certain of Registrant's trustees serve on the board of directors/trustees of certain other registered investment companies. (See "Management of the Fund - Directors and Officers" in Part B hereof.)

Item 25. Indemnification

         The trustees are indemnified by First Interstate Bancorp ("FIB"), generally against damages arising out of (i) claims by any person that implementation of the Agreement and Plan of Reorganization between Pacifica Funds Trust ("Pacifica") and Westcore Trust (the "Plan") constitutes breach or violation of certain agreements with ALPS Mutual Funds Services, Inc.; and (ii) certain untrue or alleged untrue statements of material facts or omissions or alleged omissions of material facts in information furnished by or on behalf of FIB, intended for use in certain proxy materials or amendments or supplements to the Registrant's registration statement relating to the Plan.

                  Under the Plan, Pacifica has agreed to assume certain liabilities of the Registrant, including certain obligations of the Registrant to indemnify the Registrant's Trustees acting in their capacity as such with respect to any claim alleging any breach of fiduciary duty with respect to transactions contemplated by the Plan or otherwise to the fullest extent permitted by law and the Registrant's Declaration of Trust as in effect on the date of such Plan.

                  The trustees are indemnified by Denver Investment Advisors LLC generally against damages arising out of or resulting from use of the Internet financial access network ("FAN") made available by DST Systems, Inc. The FAN is a computer and software system which provides an interface between the Internet and public data network service providers and the Registrant's transfer agent for the purposes of communication shareholder data and information and/or transaction requests.

                  Indemnification of Registrant's trustees, officers and controlling persons against any and all claims, demands, liabilities and expenses arising from dissemination of untrue material fact or omission of such material fact by ALPS is provided for in Section 1.10 of the Amended and Restated Distribution Agreement incorporated herein by reference as Exhibit
(e)(1).

                  Indemnification of Registrant's trustees, officers, employees, agents and controlling persons against any and all losses, claims, damages, liabilities and expenses arising out of negligence or willful misconduct by Wells Fargo Bank N.A. ("Wells"), violation by Wells of applicable law, breach by Wells of material provisions of the Agreement, and breach by Wells of a representation, warranty or covenant in the Agreement is provided for in Section 15(a) of the Shareholder Service Agreement incorporated herein by reference as Exhibit (h)(7)(i).

                  Indemnification of Registrant's trustees, officers, employees, agents and certain affiliates against any loss, cost, damage, expense and liability arising from any actual negligent act, omission, intentional misconduct, material breach of agreement, failure to timely and properly transmit orders and instructions and cancellation or correction of orders by Bank of Oklahoma ("BOK"), or discrepancies in balances maintained by BOK is provided for in Section 12(a) of the Agency Trading Agreement incorporated herein by reference as Exhibit (h)(8).

                  Indemnification of Registrant's officers, directors, partners, trustees, members, shareholders, employees and agents by Financial Administrative Services Corporation ("FASCorp") against any loss, cost, damage, expense, liability or claim including, without limitations, reasonable legal fees and other out-of-pocket costs of defending against any loss, cost, damage, expense, liability or claim, relating to any actual negligent act or omission, act of intentional misconduct, material breach of any representations, warranties and covenants, failure to timely and properly transmit orders and instructions, cancellation or subsequent correction of any orders and instructions or discrepancies between Participant and Plan balances maintained by

FASCorp and the balances maintained by Registrant is provided for in Section 12(a) of the Agency Trading Agreement incorporated herein by reference as Exhibit (h)(10).

                  Indemnification of Registrant's officers, directors, partners, trustees, members, shareholders, employees and agents against any loss, cost, damage, expense, liability or claim by Wachovia Operational Services Corporation arising out of any actual negligent act, omission, act of intentional misconduct, material breach of any of the representations, warranties, covenants, failure to timely and properly transmit orders and instructions, cancellation or subsequent corrections of any orders and instructions transmitted, or discrepancies in balances maintained by Wachovia and account balances maintained by the Trust is provided for in Section 12(a) of the Agency Trading Agreement incorporated herein by reference as Exhibit (h)(11).

                  Indemnification of Registrant's directors, trustees, officers, members, shareholders, employees, agents and each person, if any, who controls them within the meaning of the Securities Act against losses, claims, damages, liabilities or expenses to which any one of them may become subject insofar as those losses, claims, damages, liabilities or expenses or actions in respect thereof, arising out of or are based upon American Century Retirement Plan Services, Inc.'s ("Services") negligence, bad faith, or willful misconduct in performing its obligations under its agreement with the Trust, any breach by Services of any material provision of the Agreement or any breach by Services of a representation, warranty or covenant made in the Agreement is provided for in section 12(a) of the Agency Trading Agreement incorporated herein by reference as Exhibit (h)(17).

                  Indemnification of Registrant's officers, directors, partners, trustees, members, shareholders, employees and agents ("Indemnitees") against any loss, cost, damage, expense, liability or claim including, without limitations, reasonable legal fees and other out-of-pocket costs of defending against any such loss, cost, damage, expense, liability or claim, suffered by all or any of such Indemnitees to the extent arising out of, or relating to, any actual negligent act or omission by Janney Montgomery Scott, Inc. ("JMS") under its agreement with the Trust; a material breach of any of the representations, warranties and covenants; failure to timely and properly transmit orders and instructions; cancellation or subsequent correction of any orders and instructions transmitted or discrepancies between Participant and Plan maintained by JMS and account balances maintained by the Trust due to errors caused by JMS, is provided for in Section 12 of the Agency Trading Agreement incorporated herein by reference as Exhibit (h)(18)(i).

                  Indemnification of Registrant's officers, directors, partners, trustees, member, employees, agents and affiliates ("Indemnitees") against any and all claims, demands, liabilities and expenses including, without limitations, reasonable legal fees arising out of, or relating to, (i) any untrue statement or omission, or alleged untrue statement or omission, of material fact that E-Trade or its employees make concerning the Fund that is inconsistent with the Fund's current prospectus, statement of additional information, periodic reports to shareholders or any other material the Fund Parties have provided in writing to E-Trade, (ii) any breach by E-Trade of any representation, warranty or provision contained herein, or (iii) any willful misconduct or negligence by E-Trade in the performance of, or failure to perform, its obligations under this Agreement, except to the extent that such claims, liabilities or expenses are caused by Fund Parties' breach of this Agreement or willful misconduct or negligence in the performance, or failure to perform, their respective obligations under this Agreement, is provided for in Section 4 of the No Transaction Fee Mutual Fund Offering/Retail Shareholder Services Agreement, incorporated herein by reference as Exhibit
(h)(20).

                  Indemnification of Registrant's principal underwriter against certain losses is provided for in Section 1.9 of the Distribution Agreement incorporated herein by reference as Exhibits (e)(i). Indemnification of Registrant's Bookkeeping and Pricing Agent against certain losses is provided for in Section 6 of the Amended and Restated Bookkeeping and Pricing Agreement incorporated by reference in Exhibit (h)(3). Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. Registrant will not pay an insurance premium for insurance coverage which indemnifies for any act for which Registrant itself cannot indemnify. In addition, Section 9.3 of the Registrant's Amended and Restated Declaration of Trust dated November 19, 1987, incorporated herein by reference as Exhibit (a)(1), provides as follows:

9.3 Indemnification of Trustees, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

                  The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.2.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  Indemnification of the Fund Company and its trustees, officers and shareholders against any loss, cost, damage, expense, liability or claim including, without limitations, reasonable legal fees and other out-of-pocket costs of defending against any such loss arising out of any negligence or omission by Mid-Atlantic Capital Corporation ("MACC") is provided for in section 12 of the Agency Trading Agreement filed herewith as Exhibit (h)(21).

                  Section 9.6 of the Registrant's Amended and Restated Declaration of Trust dated November 19, 1987, incorporated herein by reference as Exhibit (a)(1), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

9.6 Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been an [sic] Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Item 26. Business and Other Connections of Investment Adviser

                  To Registrant's knowledge, none of the directors or senior executive officers of Denver Investment Advisors LLC, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Denver Investment Advisors LLC who are or have been engaged in any other business, profession, vocation or employment of a substantial nature during the past two years.

                         DENVER INVESTMENT ADVISORS LLC

                                  Position
                                  With                        Other
                                  Denver Investment           Business                         Type of
Name                              Advisors LLC                Connections                      Business
----                              -----------------           -----------                      --------
Todger Anderson                   Executive                   President of Blue Chip Value     Investment Company
                                  Manager/President           Fund, Inc.*

Kenneth V. Penland                Executive Manager/Chairman  Chairman of the Board of Blue    Investment Company
                                                              Chip Value Fund, Inc.*

Charlotte Petersen                Vice President              Vice President of Blue Chip      Investment Company
                                                              Value Fund, Inc.*

* The address of the Blue Chip Value Fund, Inc., is 1225 17th Street, 26th floor, Denver, CO 80202.


Item 27.          Principal Underwriter

         (a) ALPS Mutual Funds Services, Inc. acts as the distributor for the Registrant and the following investment companies:
                  Financial Investors Trust, Firsthand Funds Trust, Holland Balance Fund Trust, Stonebridge Funds Trust, First Funds Trust, Midcap SPDR Trust, Select Sector SPDR Trust, Nasdaq-100 Trust, SPDR Trust, and DIAMONDS Trust.

         (b) To the best of Registrant's knowledge, the directors and executive officers of ALPS Mutual Funds Services, Inc., are as follows:


                                            Positions and                               Positions and
Name and Principal                          Offices with                                Offices with
Business Address*                           ALPS                                        Registrant
------------------                          -------------                               -------------

W. Robert Alexander                         Chairman of the Board                       None
                                            and Secretary

Arthur J. Lucey                             Vice Chairman                               None

Thomas A. Carter                            Chief Financial Officer                     None

Edmund Burke                                President                                   None

Jeremy May                                  Vice-President                              None

Robert Szydlowski                           Vice President                              None

Chris Woessner                              Director                                    None

Rick Pederson                               Director                                    None

John Hannon                                 Director                                    None

         * The principal business address for each of the above directors and executive officers is 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202.

         (c)      None.

Item 28.          Location of Accounts and Records

         (a) Denver Investment Advisors LLC, 1225 17th Street, 26th Floor, Denver, Colorado 80202 (records relating to its function as investment adviser for the Registrant).

         (b) ALPS Mutual Funds Services, Inc., 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202 (records relating to its functions as distributor, administrator and bookkeeping and pricing agent for each of Registrant's investment portfolios).

         (c) State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 (records relating to its functions as transfer agent for each of the Registrant's investment portfolios).

         (d) Drinker Biddle & Reath LLP, One Logan Square, 18th & Cherry Streets, Philadelphia, PA 19103-6996 (Registrant's Declaration of Trust, Code of Regulations and Minute Books).

         (e) The Bank of New York, One Wall Street, New York, NY 10286 (records relating to its functions as custodian for each of the Registrant's investment portfolios).

Item 29.          Management Services

                  None.

Item 30.          Undertakings

                  None.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, and State of Colorado, on the 29th day of September, 2000.


                                                     WESTCORE TRUST
                                                     Registrant

                                                     By: /s/  Kenneth V. Penland
                                                         -----------------------
                                                              Kenneth V. Penland
                                                              President

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



Signature                                            Title                              Date

*/s/ Jack D. Henderson
-----------------------
Jack D. Henderson                                    Chairman of the
                                                     Board of Trustees                  September 29, 2000
*/s/ McNeil S. Fiske
-----------------------
McNeil S. Fiske                                      Trustee                            September 29, 2000

*/s/ James B. O'Boyle
-----------------------
James B. O'Boyle                                     Trustee                            September 29, 2000

*/s/ Robert L. Stamp
-----------------------
Robert L. Stamp                                      Trustee                            September 29, 2000

*/s/ Lyman Seely
-----------------------
Lyman Seely                                          Trustee                            September 29, 2000

/s/  Kenneth V. Penland
-----------------------
Kenneth V. Penland                                   President (Principal               September 29, 2000
                                                     Executive Officer)
*/s/ Jasper Frontz
-----------------------
Jasper Frontz                                        Treasurer (Principal               September 29, 2000
                                                     Financial Officer and
                                                     Chief Accounting Officer)



*By:     /s/  Kenneth V. Penland
         -----------------------
         Kenneth V. Penland
         Attorney-in-fact

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

(d)(6)            Form of Amended and Restated Advisory Agreement between
                  Registrant and Denver Investment Advisors LLC relating to
                  Registrant's MIDCO Growth Fund, Blue Chip Fund, Growth and
                  Income Fund, Small-Cap Opportunity Fund, Mid-Cap Opportunity
                  Fund, Small-Cap Growth Fund, Select Fund, International
                  Frontier Fund, International Select Fund, Flexible Income
                  Fund, Plus Bond Fund and Colorado Tax-Exempt Fund.

(e)(1)(v)         Form of Amended and Restated Distribution Agreement between
                  Registrant and ALPS Mutual Funds Services, Inc. relating to
                  Registrant's MIDCO Growth Fund, Blue Chip Fund, Growth and
                  Income Fund, Small-Cap Opportunity Fund, Mid-Cap Opportunity
                  Fund, Small-Cap Growth Fund, Select Fund, International
                  Frontier Fund, International Select Fund, Flexible Income
                  Fund, Plus Bond Fund and Colorado Tax-Exempt Fund.

(h)(1)(v)         Form of Amended and Restated Administration Agreement among
                  Registrant, Denver Investment Advisors LLC and ALPS Mutual
                  Funds Services, Inc. relating to Registrant's MIDCO Growth
                  Fund, Blue Chip Fund, Growth and Income Fund, Small-Cap
                  Opportunity Fund, Mid-Cap Opportunity Fund, Small-Cap Growth
                  Fund, Select Fund, International Frontier Fund, International
                  Select Fund, Flexible Income Fund, Plus Bond Fund and Colorado
                  Tax-Exempt Fund.

(h)(3)(v) Form of Amended and Restated Bookkeeping and Pricing Agreement between Registrant and ALPS Mutual Funds Services, Inc. with respect to Registrant's MIDCO Growth Fund, Blue Chip Fund,
                  Growth and Income Fund, Small-Cap Opportunity Fund, Mid-Cap
                  Opportunity Fund, Small-Cap Growth Fund, Select Fund,
                  International Frontier Fund, International Select Fund,
                  Flexible Income Fund, Plus Bond Fund and Colorado Tax-Exempt
                  Fund.

(h)(22)           Fee Waiver Letter Agreement among Registrant, ALPS Mutual
                  Funds Services, Inc. and Denver Investment Advisors LLC

(h)(23) Sideletter to Shareholder Services Agreement with respect to the Select, Small-Cap Growth and International Frontier Fund

(h)(24) Sideletter to Omnibus Account Services Agreement with respect to the Select, Small-Cap Growth and International Frontier
                  Funds

(h)(25) Sideletter to Standard Agency Trading Agreement with respect to the Select, Small-Cap Growth and International Frontier
                  Funds

(h)(26) Sideletter to Services Agreement with respect to the Select, Small-Cap Growth and International Frontier Funds

(h)(27)           Sideletter to Shareholder Services Agreement with respect to
                  Select, Small-Cap Growth and International Frontier Funds

(h)(28) Sideletter to Retail Shareholder Services Agreement with respect to Select, Small-Cap Growth and International Frontier
                  Funds

(h)(29) Form of Letter to Transfer Agent to authorize acceptance of shareholder instructions from broker/dealers and third-party administrators via facsimile

(i)               Opinion of Drinker Biddle & Reath LLP

(j)(1)            Consent of Drinker Biddle & Reath LLP

(j)(2)            Consent of Deloitte & Touche LLP

(p)(1)            Amended Code of Ethics of Westcore Trust

(p)(2)            Amended Code of Ethics of Denver Investment Advisors LLC

(q)               Powers of Attorney and Certificate of Secretary


                                      -2-